                                                                   Exhibit 17(c)




                        GENERAL AMERICAN CAPITAL COMPANY







                                 [GACC GRAPHIC]






                                 ANNUAL REPORT

                               DECEMBER 31, 2002



                                                        [GENERAL AMERICAN LOGO]

                        GENERAL AMERICAN CAPITAL COMPANY

POLICYHOLDER LETTER

Dear Policyholder:

We are pleased to provide you with the Annual Report for General American Capital Company, covering financial results through December 31, 2002. General American Capital Company is an underlying investment vehicle for variable universal life insurance and variable annuity products offered by General American Life Insurance Company and other affiliated insurance companies.

This report contains financial data and management commentary organized by fund so that you can see each fund's total picture in one place.

As an added service, General American Life now offers electronic delivery of your variable annuity and variable life annual and semi-annual reports, prospectuses, and other informational documents. With electronic delivery, you can view and save your documents on-line, rather than receive them in the mail. If you are interested in going "paperless", simply visit:
www.genamerica.esourcelink.net.

We hope you find this report informative. Thank you for choosing our investment funds.

                                  /s/ William S. Slater
                                  William S. Slater
                                  President

                                      GACC-1

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND

MANAGEMENT DISCUSSION

For the year 2002, the S&P 500 Index Fund was down 22.1%. The performance matched the S&P 500 Index, which was also down 22.1%. Equity markets declined during the first 3 quarters of the year losing 28.16% before a rally of 8.44% in the 4th quarter. The falling markets were the result of several high profile bankruptcy filings and earnings restatements as well as a declining economy. For the year the best performing sectors were Basic Materials and Energy. The worst performing sectors were Technology and Communication Services. Mid Cap (S&P 400, -14.51%) and Small Cap (S&P 600, -14.62%) Indices both out-performed the S&P 500 Index. On a 5-year basis, the Fund returned -0.66% versus -0.59% for the Index.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                     S&P 500 INDEX FUND                   S&P 500 INDEX
                                                                     ------------------                   -------------
1992                                                                      10000.00                           10000.00
1993                                                                      10983.00                           11007.00
1994                                                                      11110.00                           11151.00
1995                                                                      15204.00                           15335.00
1996                                                                      18684.00                           18850.00
1997                                                                      24813.00                           25134.00
1998                                                                      31799.00                           32322.00
1999                                                                      38341.00                           39120.00
2000                                                                      35025.00                           35565.00
2001                                                                      30821.00                           31350.00
2002                                                                      24008.00                           24421.00

AVERAGE ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 2002                                 S&P 500 INDEX FUND           S&P 500 INDEX
1 year                                                                -22.1%                    -22.1%
5 years                                                                -0.7%                     -0.6%
10 years                                                                9.2%                      9.3%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.

                                      GACC-2

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Advertising (0.21%)
  Interpublic Group of Cos.          17,200    $    242,176
  Omnicom Group, Inc.                 8,400         542,640
                                               ------------
                                                    784,816
                                               ------------
Aerospace & Defense (1.96%)
  General Dynamics Corp.              9,100         722,267
  Goodrich Corp.                      5,200          95,264
  Honeywell International, Inc.      36,725         881,400
  Lockheed Martin Corp.              20,406       1,178,446
  Northrop Grumman Corp.              8,261         801,281
  Raytheon Co.                       18,300         562,725
  Rockwell Collins, Inc.              8,250         191,895
  Rockwell International Corp.        8,350         172,929
  The Boeing Co.                     37,680       1,243,063
  United Technologies Corp.          21,200       1,313,128
                                               ------------
                                                  7,162,398
                                               ------------
Agricultural Operations (0.06%)
  Monsanto Co.                       11,717         225,552
                                               ------------
Airlines (0.16%)
  AMR Corp. (b)                       7,000          46,200
  Delta Air Lines, Inc.               5,500          66,550
  Southwest Airlines Co.             34,655         481,705
                                               ------------
                                                    594,455
                                               ------------
Aluminum (0.24%)
  Alcoa, Inc.                        37,904         863,453
                                               ------------
Apparel & Textiles (0.41%)
  Cintas Corp.                        7,600         347,700
  Jones Apparel Group, Inc. (b)       5,900         209,096
  Liz Claiborne, Inc.                 4,900         145,285
  NIKE, Inc. (Class B)               12,100         538,087
  Reebok International, Ltd. (b)      2,700          79,380
  VF Corp.                            5,300         191,065
                                               ------------
                                                  1,510,613
                                               ------------
Auto Parts (0.20%)
  Cooper Tire & Rubber Co.            3,300          50,622
  Dana Corp.                          6,687          78,639
  Delphi Automotive Systems
     Corp.                           25,083         201,918
  Goodyear Tire & Rubber Co.          7,872          53,608
  Johnson Controls, Inc.              4,000         320,680
  Visteon Corp.                       5,906          41,106
                                               ------------
                                                    746,573
                                               ------------

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Automobiles (0.55%)
  Ford Motor Co.                     81,800    $    760,740
  General Motors Corp.               25,350         934,401
  Navistar International Corp.
     (b)                              2,700          65,637
  PACCAR, Inc.                        5,150         237,570
                                               ------------
                                                  1,998,348
                                               ------------
Banks (7.59%)
  AmSouth Bancorp                    16,050         308,160
  Bank of America Corp.              67,410       4,689,714
  Bank of New York Co., Inc.         32,600         781,096
  Bank One Corp.                     52,713       1,926,660
  BB&T Corp.                         21,700         802,683
  Charter One Financial, Inc.        10,305         296,063
  Comerica, Inc.                      8,100         350,244
  Fifth Third Bancorp                26,081       1,527,043
  First Tennessee National Corp.      5,900         212,046
  FleetBoston Financial Corp.        47,018       1,142,537
  Golden West Financial Corp.         7,100         509,851
  Huntington Bancshares, Inc.        10,776         201,619
  Keycorp                            19,100         480,174
  Marshall & Ilsley Corp.             9,400         257,372
  Mellon Financial Corp.             19,500         509,145
  National City Corp.                27,500         751,300
  North Fork Bancorp., Inc.           7,400         249,676
  Northern Trust Corp.               10,000         350,500
  PNC Financial Services Group,
     Inc.                            12,700         532,130
  Regions Financial Corp.             9,900         330,264
  SouthTrust Corp.                   15,600         387,660
  State Street Corp.                 14,500         565,500
  SunTrust Banks, Inc.               12,900         734,268
  Synovus Financial Corp.            13,300         258,020
  U.S. Bancorp                       85,843       1,821,588
  Union Planters Corp.                9,000         253,260
  Wachovia Corp.                     61,492       2,240,768
  Washington Mutual, Inc.            43,403       1,498,706
  Wells Fargo & Co.                  76,267       3,574,634
  Zions Bancorp                       4,300         169,201
                                               ------------
                                                 27,711,882
                                               ------------
Biotechnology (1.08%)
  Amgen, Inc. (b)                    57,980       2,802,753
  Applera Corp. (b)                   9,500         166,630
  Biogen, Inc.                        7,000         280,420
  Chiron Corp.                        8,800         330,880
  Genzyme Corp. (b)                   9,600         283,872
  Millipore Corp.                     2,500          85,000
                                               ------------
                                                  3,949,555
                                               ------------

                                   (continued)

                                      GACC-3

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Building & Construction (0.03%)
  Fluor Corp.                         3,800    $    106,400
  McDermott International, Inc.       2,800          12,264
                                               ------------
                                                    118,664
                                               ------------
Business Services (1.78%)
  Apollo Group, Inc. (b)              7,800         343,200
  Cendant Corp. (b)                  46,642         488,808
  Concord EFS, Inc. (b)              23,000         362,020
  Convergys Corp. (b)                 7,800         118,170
  Deluxe Corp.                        3,100         130,510
  Equifax, Inc.                       6,400         148,096
  H&R Block, Inc.                     8,300         333,660
  McKesson Corp.                     13,014         351,768
  Moody's Corp.                       7,075         292,127
  Paychex, Inc.                      16,900         471,510
  Quintiles Transnational Corp.
     (b)                              5,300          64,130
  R.R. Donnelley & Sons Co.           5,200         113,204
  Robert Half International,
     Inc.                             7,900         127,269
  United Parcel Service, Inc.
     (Class B)                       50,100       3,160,308
                                               ------------
                                                  6,504,780
                                               ------------
Chemicals (1.57%)
  Air Products & Chemicals, Inc.     10,500         448,875
  Ashland, Inc.                       3,300          94,149
  Dow Chemical Co.                   40,849       1,213,215
  E. I. du Pont de Nemours           44,617       1,891,761
  Eastman Chemical Co.                3,675         135,130
  Ecolab, Inc.                        5,900         292,050
  Engelhard Corp.                     5,950         132,982
  Great Lakes Chemical Corp.          2,300          54,924
  Hercules, Inc.                      4,900          43,120
  International Flavours &
     Fragrances, Inc.                 4,500         157,950
  PPG Industries, Inc.                7,600         381,140
  Praxair, Inc.                       7,200         415,944
  Rohm & Haas Co.                     9,871         320,610
  Sigma-Aldrich Corp.                 3,400         165,580
                                               ------------
                                                  5,747,430
                                               ------------
Computers & Business Equipment (4.12%)
  Apple Computer, Inc. (b)           16,100         230,713
  Computer Sciences Corp. (b)         8,000         275,600
  Dell Computer Corp. (b)           116,500       3,115,210
  Electronic Data Systems Corp.      21,500         396,245
  EMC Corp. (b)                      98,850         606,939
  Gateway, Inc. (b)                  14,500          45,530
  Hewlett-Packard Co.               136,903       2,376,636
  International Business
     Machines Corp.                  75,863       5,879,382
  Lexmark International, Inc.
     (b)                              5,700         344,850

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Computers & Business Equipment (continued)
  NCR Corp. (b)                       4,400    $    104,456
  Network Appliance, Inc. (b)        15,100         151,000
  Pitney Bowes, Inc.                 11,100         362,526
  Sun Microsystems, Inc. (b)        145,600         452,816
  SunGard Data Systems, Inc. (b)     12,700         299,212
  Unisys Corp.                       14,500         143,550
  Xerox Corp.                        32,750         263,638
                                               ------------
                                                 15,048,303
                                               ------------
Conglomerates (4.88%)
  3M Co.                             17,450       2,151,585
  Cooper Industries, Ltd.             4,400         160,380
  Crane Co.                           2,750          54,807
  Danaher Corp.                       7,000         459,900
  Eastman Kodak Co.                  13,100         459,024
  Eaton Corp.                         3,300         257,763
  General Electric Co.              447,900      10,906,365
  Illinois Tool Works, Inc.          13,800         895,068
  Ingersoll Rand Co., Ltd.            7,700         331,562
  ITT Industries, Inc.                4,200         254,898
  Pall Corp.                          5,500          91,740
  Textron, Inc.                       6,200         266,538
  Tyco International, Ltd.           89,459       1,527,960
                                               ------------
                                                 17,817,590
                                               ------------
Construction Materials (0.24%)
  American Standard Cos., Inc.
     (b)                              3,300         234,762
  Masco Corp.                        22,300         469,415
  Vulcan Materials Co.                4,800         180,000
                                               ------------
                                                    884,177
                                               ------------
Containers & Glass (0.15%)
  Ball Corp.                          2,500         127,975
  Bemis, Inc.                         2,400         119,112
  Pactiv Corp. (b)                    7,100         155,206
  Sealed Air Corp.                    3,733         139,241
                                               ------------
                                                    541,534
                                               ------------
Cosmetics & Personal Care (0.90%)
  Alberto Culver Co. (Class B)
     (b)                              2,700         136,080
  Avon Products, Inc.                10,900         587,183
  Gillette Co.                       47,700       1,448,172
  Kimberly-Clark Corp.               23,172       1,099,975
                                               ------------
                                                  3,271,410
                                               ------------
Distribution/Wholesale (0.13%)
  Genuine Parts Co.                   8,225         253,330
  W.W. Grainger, Inc.                 4,406         227,129
                                               ------------
                                                    480,459
                                               ------------

                                   (continued)

                                      GACC-4

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Drugs & Health Care (10.01%)
  Abbott Laboratories                70,100    $  2,804,000
  Aetna, Inc.                         6,722         276,409
  Allergan, Inc.                      6,000         345,720
  AmerisourceBergen Corp.             4,700         255,257
  Anthem, Inc.                        6,300         396,270
  Baxter International, Inc.         27,000         756,000
  Bristol-Myers Squibb Co.           87,060       2,015,439
  Cardinal Health, Inc.              20,250       1,198,598
  Eli Lilly & Co.                    50,500       3,206,750
  Forest Laboratories, Inc. (b)       8,200         805,404
  HCA, Inc.                          23,286         966,369
  Health Management Associates,
     Inc. (b)                        10,700         191,530
  HealthSouth Corp.                  17,800          74,760
  Humana, Inc. (b)                    7,600          76,000
  King Pharmaceuticals, Inc. (b)     10,933         187,938
  Manor Care, Inc. (b)                4,400          81,884
  MedImmune, Inc.                    11,000         298,870
  Merck & Co., Inc.                 100,750       5,703,457
  Pfizer, Inc.                      277,530       8,484,092
  Pharmacia Corp.                    57,829       2,417,252
  Quest Diagnostics Inc. (b)          4,400         250,360
  Schering-Plough Corp.              65,800       1,460,760
  Tenet Healthcare Corp. (b)         22,050         361,620
  UnitedHealth Group, Inc.           13,600       1,135,600
  Watson Pharmaceuticals, Inc.
     (b)                              5,000         141,350
  Wellpoint Health Networks,
     Inc. (b)                         6,500         462,540
  Wyeth                              59,400       2,221,560
                                               ------------
                                                 36,575,789
                                               ------------
Electric Utilities (2.54%)
  AES Corp. (b)                      24,300          73,386
  Allegheny Energy, Inc.              5,600          42,336
  Ameren Corp.                        6,500         270,205
  American Electric Power, Inc.      15,160         414,323
  Calpine Corp. (b)                  16,900          55,094
  CenterPoint Energy, Inc.           13,618         115,753
  Cinergy Corp.                       7,554         254,721
  CMS Energy Corp.                    6,500          61,360
  Consolidated Edison, Inc.           9,600         411,072
  Constellation Energy Group,
     Inc.                             7,500         208,650
  Dominion Resources, Inc.           13,639         748,781
  DTE Energy Co.                      7,700         357,280
  Duke Energy Co.                    39,782         777,340
  Edison International, Inc. (b)     14,600         173,010
  Entergy Corp.                      10,000         455,900
  Exelon Corp.                       14,575         769,123
  FirstEnergy Corp.                  13,312         438,897

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Electric Utilities (continued)
  FPL Group, Inc.                     8,200    $    493,066
  Mirant Corp. (b)                   17,993          34,007
  NiSource, Inc.                     10,947         218,940
  PG&E Corp. (b)                     17,600         244,640
  Pinnacle West Capital Corp.         4,000         136,360
  PPL Corp.                           7,300         253,164
  Progress Energy, Inc.              10,624         460,550
  Progress Energy, Inc. (CVO)
     (b)                              5,900              59
  Public Service Enterprise
     Group, Inc.                      9,950         319,395
  Southern Co.                       31,800         902,802
  Teco Energy, Inc.                   7,800         120,666
  TXU Corp.                          13,805         257,877
  Xcel Energy, Inc.                  17,895         196,845
                                               ------------
                                                  9,265,602
                                               ------------
Electrical Equipment (0.36%)
  American Power Conversion
     Corp. (b)                        8,800         133,320
  Emerson Electric Co.               19,000         966,150
  Molex, Inc.                         8,725         201,024
  Power-One, Inc. (b)                 3,600          20,412
                                               ------------
                                                  1,320,906
                                               ------------
Electronics (0.43%)
  Agilent Technologies, Inc. (b)     20,823         373,981
  Jabil Circuit, Inc. (b)             8,900         159,488
  Parker Hannifin Corp.               5,625         259,481
  Perkinelmer, Inc.                   5,600          46,200
  Sanmina-SCI Corp. (b)              23,500         105,515
  Solectron Corp. (b)                37,000         131,350
  Symbol Technologies, Inc.          10,300          84,666
  Tektronix, Inc. (b)                 4,000          72,760
  Thermo Electron Corp. (b)           7,500         150,900
  Thomas & Betts Corp. (b)            2,600          43,940
  Waters Corp. (b)                    6,100         132,858
                                               ------------
                                                  1,561,139
                                               ------------
Environmental Control (0.20%)
  Allied Waste Industries, Inc.       8,800          88,000
  Waste Management, Inc.             27,435         628,810
                                               ------------
                                                    716,810
                                               ------------
Federal Agencies (1.29%)
  Federal Home Loan Mortgage
     Corp.                           31,200       1,842,360
  Federal National Mortgage
     Association                     44,600       2,869,118
                                               ------------
                                                  4,711,478
                                               ------------

                                   (continued)

                                      GACC-5

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Financial Services (3.84%)
  American Express Co.               59,600    $  2,106,860
  Capital One Financial Corp.        10,300         306,116
  Citigroup, Inc.                   231,196       8,135,787
  Countrywide Credit Industries,
     Inc.                             5,700         294,405
  Franklin Resources, Inc.           11,700         398,736
  Household International, Inc.      21,353         593,827
  MBNA Corp.                         57,287       1,089,599
  Providian Financial Corp.          13,000          84,370
  SLM Corp.                           6,940         720,788
  Stilwell Financial, Inc.           10,000         130,700
  T. Rowe Price Group, Inc.           5,500         150,040
                                               ------------
                                                 14,011,228
                                               ------------
Food & Beverages (4.87%)
  Adolph Coors Co. (Class B)          1,700         104,125
  Albertson's, Inc.                  18,300         407,358
  Anheuser Busch Cos., Inc.          39,000       1,887,600
  Archer-Daniels-Midland Co.         29,172         361,733
  Brown Forman Corp. (Class B)        3,300         215,688
  Campbell Soup Co.                  18,400         431,848
  Coca-Cola Enterprises, Inc.        20,100         436,572
  Conagra, Inc.                      24,100         602,741
  Del Monte Foods Co. (b)             7,213          55,537
  General Mills, Inc.                16,500         774,675
  H.J. Heinz Co.                     16,150         530,850
  Hershey Foods Corp.                 6,200         418,128
  Kellogg Co.                        18,400         630,568
  Pepsi Bottling Group, Inc.         12,800         328,960
  PepsiCo, Inc.                      77,736       3,282,014
  Sara Lee Corp.                     35,200         792,352
  Supervalu, Inc.                     6,000          99,060
  Sysco Corp.                        30,000         893,700
  The Coca-Cola Co.                 111,456       4,884,002
  William Wringley Jr. Co.           10,100         554,288
  Winn-Dixie Stores, Inc.             6,300          96,264
                                               ------------
                                                 17,788,063
                                               ------------
Forest Products & Paper (0.56%)
  Boise Cascade Corp.                 2,566          64,715
  Georgia-Pacific Corp.              10,352         167,288
  International Paper Co.            21,645         756,926
  Louisiana-Pacific Corp. (b)         4,700          37,882
  MeadWestvaco Corp.                  8,968         221,599
  Plum Creek Timber Co., Inc.         8,300         195,880
  Temple-Inland, Inc.                 2,400         107,544
  Weyerhaeuser Co.                    9,850         484,718
                                               ------------
                                                  2,036,552
                                               ------------

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Gas & Oil (5.97%)
  Amerada Hess Corp.                  4,100    $    225,705
  Anadarko Petroleum Corp.           11,104         531,881
  Apache Corp.                        6,470         368,725
  Baker Hughes, Inc.                 15,210         489,610
  BJ Services Co.                     7,000         226,170
  Burlington Resources, Inc.          8,992         383,509
  ChevronTexaco Corp.                47,892       3,183,860
  ConocoPhillips                     30,535       1,477,589
  Devon Energy Corp.                  7,000         321,300
  EOG Resources, Inc.                 5,400         215,568
  ExxonMobil Corp.                  302,887      10,582,872
  Halliburton Co.                    19,600         366,716
  Kerr-McGee Corp.                    4,767         211,178
  Marathon Oil Corp.                 13,859         295,058
  Nabors Industries, Ltd.             6,600         232,782
  Noble Corp. (b)                     6,200         217,930
  Occidental Petroleum Corp.         16,900         480,805
  Rowan Cos., Inc.                    4,200          95,340
  Schlumberger, Ltd.                 26,100       1,098,549
  Sunoco, Inc.                        3,700         122,766
  Transocean Sedco Forex, Inc.       14,344         332,781
  Unocal Corp.                       11,600         354,728
                                               ------------
                                                 21,815,422
                                               ------------
Gas & Pipeline Utilities (0.30%)
  Dynegy, Inc. (Class B) (b)         16,600          19,588
  El Paso Corp.                      26,244         182,658
  KeySpan Corp.                       6,400         225,536
  Kinder Morgan Management,
     L.L.C.                           5,800         245,166
  Nicor, Inc.                         2,000          68,060
  Peoples Energy Corp.                1,900          73,435
  Sempra Energy                       9,222         218,101
  The Williams Cos., Inc.            23,200          62,640
                                               ------------
                                                  1,095,184
                                               ------------
Health Care - Products (5.31%)
  Bausch & Lomb, Inc.                 2,800         100,800
  Becton Dickinson & Co.             11,700         359,073
  Biomet, Inc.                       11,825         338,905
  Boston Scientific Corp.            18,200         773,864
  C.R. Bard, Inc.                     2,400         139,200
  Colgate Palmolive Co.              24,300       1,274,049
  Guidant Corp. (b)                  13,800         425,730
  Johnson & Johnson                 133,379       7,163,786
  Medtronic, Inc.                    54,900       2,503,440
  St. Jude Medical, Inc. (b)          7,900         313,788
  Stryker Corp. (b)                   8,900         597,368

                                   (continued)

                                     GACC-6

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Health Care - Products (continued)
  The Procter & Gamble Co.           58,500    $  5,027,490
  Zimmer Holdings, Inc. (b)           9,006         373,929
                                               ------------
                                                 19,391,422
                                               ------------
Home Builders (0.10%)
  Centex Corp.                        2,900         145,580
  KB Home                             2,400         102,840
  Pulte Homes, Inc.                   2,800         134,036
                                               ------------
                                                    382,456
                                               ------------
Hotels & Restaurants (0.64%)
  Darden Restaurants, Inc.            7,650         156,443
  Hilton Hotels Corp.                16,900         214,799
  Marriott International, Inc.
     (Class A)                       10,950         359,927
  McDonald's Corp.                   57,200         919,776
  Starwood Hotels & Resorts
     Worldwide, Inc. (Class B)        8,900         211,286
  Wendy's International, Inc.         5,275         142,794
  Yum! Brands, Inc. (b)              13,320         322,610
                                               ------------
                                                  2,327,635
                                               ------------
Household Appliances & Home Furnishings (0.30%)
  Black & Decker Corp.                3,800         162,982
  Fortune Brands, Inc.                6,900         320,919
  Leggett & Platt, Inc.               8,800         197,472
  Maytag Corp.                        3,500          99,750
  The Stanley Works                   4,100         141,778
  Whirlpool Corp.                     3,100         161,882
                                               ------------
                                                  1,084,783
                                               ------------
Household Products (0.32%)
  American Greetings Corp.            3,000          47,400
  Avery Dennison Corp.                4,900         299,292
  Clorox Co.                         10,600         437,250
  Newell Rubbermaid, Inc.            12,021         364,597
  Tupperware Corp.                    2,600          39,208
                                               ------------
                                                  1,187,747
                                               ------------
Industrial Machinery (0.43%)
  Caterpillar, Inc.                  15,400         704,088
  Cummins Engine, Inc.                1,900          53,447
  Deere & Co.                        10,700         490,595
  Dover Corp.                         9,100         265,356
  Snap-On, Inc.                       2,700          75,897
                                               ------------
                                                  1,589,383
                                               ------------
Insurance (5.09%)
  ACE, Ltd.                          11,800         346,212
  AFLAC, Inc.                        23,400         704,808
  Allstate Corp.                     31,896       1,179,833
  Ambac Financial Group, Inc.         4,700         264,328
  American International Group,
     Inc.                           116,991       6,767,929

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Insurance (continued)
  AON Corp.                          13,675    $    258,321
  CIGNA Corp.                         6,500         267,280
  Cincinnati Financial Corp.          7,600         285,380
  Hartford Financial Services
     Group, Inc.                     11,400         517,902
  Jefferson-Pilot Corp.               6,625         252,479
  John Hancock Financial
     Services, Inc.                  13,000         362,700
  Lincoln National Corp.              8,600         271,588
  Loews Corp.                         8,300         369,018
  Marsh & McLennan Cos., Inc.        24,000       1,109,040
  MBIA, Inc.                          6,850         300,441
  MetLife, Inc.                      31,500         851,760
  MGIC Investment Corp.               4,900         202,370
  Principal Financial Group,
     Inc.                            15,600         470,028
  Progressive Corp.                   9,800         486,374
  Prudential Financial, Inc.         26,000         825,240
  Safeco Corp.                        6,100         211,487
  The Chubb Corp.                     7,700         401,940
  The St. Paul Cos., Inc.            10,200         347,310
  Torchmark, Inc.                     5,700         208,221
  Travelers Property Casualty
     Corp. (Class B) (b)             44,811         656,481
  UnumProvident Corp.                10,800         189,432
  Xl Capital, Ltd.                    6,200         478,950
                                               ------------
                                                 18,586,852
                                               ------------
Internet (0.39%)
  eBay, Inc. (b)                     13,700         929,134
  TMP Worldwide, Inc. (b)             5,000          56,550
  Yahoo! Inc. (b)                    26,900         439,815
                                               ------------
                                                  1,425,499
                                               ------------
Investment Brokerage (2.35%)
  Bear Stearns Co., Inc.              4,520         268,488
  Charles Schwab Corp.               61,225         664,291
  Goldman Sachs Group, Inc.          21,600       1,470,960
  J.P. Morgan Chase & Co.            89,426       2,146,224
  Lehman Brothers Holdings, Inc.     11,000         586,190
  Merrill Lynch & Co., Inc.          38,800       1,472,460
  Morgan Stanley Dean Witter &
     Co.                             49,488       1,975,561
                                               ------------
                                                  8,584,174
                                               ------------
Iron & Steel (0.06%)
  Allegheny Technologies, Inc.        3,600          22,428
  Nucor Corp.                         3,700         152,810
  United States Steel Corp.           4,571          59,972
                                               ------------
                                                    235,210
                                               ------------

                                   (continued)

                                      GACC-7

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Leisure (0.54%)
  Brunswick Corp. (b)                 4,100    $     81,426
  Carnival Corp.                     26,300         656,185
  Harley-Davidson, Inc.              13,600         628,320
  Harrah Entertainment, Inc. (b)      5,300         209,880
  International Game Technology,
     Inc. (b)                         3,900         296,088
  Sabre Holdings Corp.                6,532         118,295
                                               ------------
                                                  1,990,194
                                               ------------
Media (3.81%)
  AOL Time Warner, Inc.             200,040       2,620,524
  Clear Channel Communications,
     Inc. (b)                        27,700       1,032,933
  Comcast Corp. (Class A)           103,922       2,449,441
  Dow Jones & Co., Inc.               4,100         177,243
  Gannett, Inc.                      12,000         861,600
  Knight Ridder, Inc.                 3,900         246,675
  Meredith Corp.                      2,200          90,442
  New York Times Co.                  6,800         310,964
  The McGraw-Hill Cos., Inc.          8,800         531,872
  The Walt Disney Co.                91,500       1,492,365
  Tribune Co.                        13,550         615,983
  Univision Communications, Inc.
     (b)                             10,300         252,350
  Viacom, Inc. (Class B) (b)         79,388       3,235,855
                                               ------------
                                                 13,918,247
                                               ------------
Metals (0.02%)
  Worthington Industries, Inc.        3,800          57,912
                                               ------------
Mining (0.21%)
  Freeport-McMoran Copper &
     Gold, Inc. (Class B) (b)         6,500         109,070
  Newmont Mining Corp.               17,977         521,872
  Phelps Dodge Corp.                  4,017         127,138
                                               ------------
                                                    758,080
                                               ------------
Railroads & Equipment (0.48%)
  Burlington Northern Santa Fe
     Corp.                           17,324         450,597
  CSX Corp.                           9,500         268,945
  Norfolk Southern Corp.             17,450         348,826
  Union Pacific Corp.                11,300         676,531
                                               ------------
                                                  1,744,899
                                               ------------
Real Estate Investment Trust (0.29%)
  Equity Office Properties Trust     18,800         469,624
  Equity Residential Properties
     Trust                           12,600         309,708
  Simon Property Group, Inc.          8,300         282,781
                                               ------------
                                                  1,062,113
                                               ------------
Retail (6.95%)
  AutoZone, Inc. (b)                  4,700         332,055
  Bed Bath & Beyond, Inc. (b)        13,500         466,155

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Retail (continued)
  Best Buy Co., Inc. (b)             14,400    $    347,760
  Big Lots, Inc. (b)                  5,225          69,127
  Circuit City Stores, Inc.           9,400          69,748
  Costco Wholesale Corp. (b)         20,406         572,592
  CVS Corp.                          17,600         439,472
  Dillard's, Inc. (Class A)           3,800          60,268
  Dollar General Corp.               14,922         178,318
  Family Dollar Stores, Inc. (b)      8,000         249,680
  Federated Department Stores,
     Inc. (b)                         9,200         264,592
  J.C. Penney Co., Inc.              12,000         276,120
  Kohl's Corp. (b)                   15,200         850,440
  Limited Brands                     23,400         325,962
  Lowe's Cos., Inc.                  34,900       1,308,750
  May Department Stores Co.          13,076         300,487
  Nordstrom, Inc.                     6,100         115,717
  Office Depot, Inc. (b)             13,900         205,164
  RadioShack Corp.                    7,700         144,298
  Safeway, Inc. (b)                  21,000         490,560
  Sears Roebuck & Co.                14,200         340,090
  Sherwin-Williams Co.                6,800         192,100
  Staples, Inc. (b)                  21,000         384,300
  Starbucks Corp. (b)                17,400         354,612
  Target Corp.                       40,700       1,221,000
  The Gap, Inc.                      38,987         605,078
  The Home Depot, Inc.              105,900       2,537,364
  The Kroger Co. (b)                 35,400         546,930
  Tiffany & Co.                       6,700         160,197
  TJX Cos., Inc.                     24,200         472,384
  Toys "R" Us, Inc. (b)               9,512          95,120
  Wal-Mart Stores, Inc.             199,414      10,072,401
  Walgreen Co.                       46,000       1,342,740
                                               ------------
                                                 25,391,581
                                               ------------
Semiconductors (2.80%)
  Advanced Micro Devices, Inc.
     (b)                             15,400          99,484
  Altera Corp. (b)                   17,100         210,843
  Analog Devices, Inc. (b)           16,400         391,468
  Applied Materials, Inc. (b)        73,800         961,614
  Applied Micro Circuits Corp.       13,500          49,815
  Broadcom Corp. (b)                 12,300         185,238
  Intel Corp.                       298,817       4,652,581
  KLA-Tencor Corp. (b)                8,800         311,256
  Linear Technology Corp.            14,200         365,224
  LSI Logic Corp.                    16,700          96,359
  Maxim Integrated Products,
     Inc.                            14,500         479,080
  Micron Technology, Inc.            27,100         263,954
  National Semiconductor Corp.        8,100         121,581

                                   (continued)

                                      GACC-8

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Semiconductors (continued)
  Novellus Systems, Inc.              6,500    $    182,520
  NVIDIA Corp. (b)                    6,900          79,419
  PMC-Sierra, Inc.                    7,500          41,700
  QLogic Corp.                        4,300         148,393
  Teradyne, Inc.                      8,200         106,682
  Texas Instruments, Inc.            77,800       1,167,778
  Xilinx, Inc. (b)                   15,100         311,060
                                               ------------
                                                 10,226,049
                                               ------------
Software (5.66%)
  Adobe Systems, Inc.                10,800         267,851
  Autodesk, Inc.                      5,100          72,930
  Automatic Data Processing,
     Inc.                            28,000       1,099,000
  BMC Software, Inc. (b)             10,800         184,788
  Citrix Systems, Inc. (b)            7,800          96,096
  Computer Associates
     International, Inc.             25,900         349,650
  Compuware Corp. (b)                16,900          81,120
  Electronic Arts, Inc. (b)           6,200         308,574
  First Data Corp.                   34,000       1,203,940
  Fiserv, Inc. (b)                    8,850         300,457
  IMS Health, Inc.                   12,700         203,200
  Intuit, Inc. (b)                    9,600         450,432
  Mercury Interactive Corp. (b)       3,800         112,670
  Microsoft Corp. (b)               240,700      12,444,190
  Novell, Inc. (b)                   16,300          54,442
  Oracle Corp. (b)                  243,539       2,630,221
  Parametric Technology Corp.
     (b)                             11,700          29,484
  PeopleSoft, Inc. (b)               14,000         256,200
  Rational Software Corp. (b)         8,700          90,393
  Siebel Systems, Inc. (b)           21,400         160,072
  VERITAS Software Corp. (b)         18,372         286,971
                                               ------------
                                                 20,682,681
                                               ------------
Telecommunications (6.24%)
  ADC Telecommunications, Inc.       35,700          74,613
  ALLTEL Corp.                       14,000         714,000
  Andrew Corp.                        4,400          45,232
  AT&T Corp.                         34,526         901,474
  AT&T Wireless Services, Inc.
     (b)                            121,483         686,379
  Avaya, Inc.                        16,235          39,776
  BellSouth Corp.                    84,088       2,175,357
  Centurytel, Inc.                    6,500         190,970
  CIENA Corp. (b)                    19,400          99,716

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                       SHARES        VALUE
-----------------------------------------------------------
Telecommunications (continued)
  Cisco Systems, Inc. (b)           328,100    $  4,298,110
  Citizens Communications Co.        12,700         133,985
  Comverse Technology, Inc.           8,400          84,168
  Corning, Inc. (b)                  51,500         170,465
  JDS Uniphase Corp. (b)             61,100         150,917
  Lucent Technologies, Inc.         153,929         193,950
  Motorola, Inc.                    103,106         891,867
  Nextel Communications, Inc.
     (b)                             43,400         501,270
  Qualcomm, Inc. (b)                 34,900       1,270,011
  Qwest Communications
     International, Inc. (b)         75,239         376,195
  SBC Communications, Inc.          149,020       4,039,932
  Scientific-Atlanta, Inc. (b)        7,000          83,020
  Sprint Corp. (FON Group)           40,000         579,200
  Sprint Corp. (PCS Group) (b)       44,700         195,786
  Tellabs, Inc. (b)                  18,500         134,495
  Verizon Communications, Inc.      123,184       4,773,380
                                               ------------
                                                 22,804,268
                                               ------------
Tobacco (1.15%)
  Philip Morris Cos., Inc.           93,150       3,775,370
  R.J. Reynolds Tobacco
     Holdings, Inc.                   4,000         168,440
  UST, Inc.                           7,800         260,754
                                               ------------
                                                  4,204,564
                                               ------------
Toys & Amusements (0.13%)
  Hasbro, Inc.                        7,750          89,513
  Mattel, Inc.                       19,587         375,091
                                               ------------
                                                    464,604
                                               ------------
Trucking & Freight Forwarding (0.22%)
  FedEx Corp.                        13,460         729,801
  Ryder System, Inc.                  2,800          62,832
                                               ------------
                                                    792,633
                                               ------------

TOTAL INVESTMENTS (100.12%)
(IDENTIFIED COST $412,809,951) (A)              365,753,151

  Other Net Assets (-0.12%)                        (452,614)
                                               ------------

TOTAL NET ASSETS (100.00%)                     $365,300,537
                                               ============

                                      GACC-9

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $420,735,173 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments
      in which there is an excess of
      value over tax cost                   $  47,184,804
    Aggregate gross unrealized
      depreciation for all investments
      in which there is an excess of tax
      cost over value                        (102,166,826)
                                            -------------
    Net unrealized depreciation             $ (54,982,022)
                                            =============

(b)  Non-income producing security.

Key to Abbreviations:

CVO -- Contingent value obligation. Represents the right to receive contingent payments.

                See accompanying notes to financial statements.

                                     GACC-10

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                             $365,753,151
  Cash                                                  376,397
  Receivable for dividends and interest                 574,301
                                                   ------------
      Total Assets                                  366,703,849
                                                   ------------
LIABILITIES:
  Payable for fund shares redeemed                    1,355,636
  Accrued expenses payable to:
    Conning Asset Management Company                     31,784
    General American Life Insurance Company              15,892
                                                   ------------
      Total Liabilities                               1,403,312
                                                   ------------
  Net Assets                                       $365,300,537
                                                   ============
COMPONENTS OF NET ASSETS:
  Capital paid in                                  $420,282,559
  Undistributed net investment income                    10,894
  Accumulated net realized gains (losses)            (7,936,116)
  Unrealized appreciation (depreciation) on
    investments                                     (47,056,800)
                                                   ------------
  Net Assets                                       $365,300,537
                                                   ============
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING            11,431,218
  Net asset value per share (Total net assets
    divided by total shares of capital stock
    outstanding)                                   $      31.96
IDENTIFIED COST OF INVESTMENTS                     $412,809,951

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                       $   6,785,080(a)
  Interest                                               10,378
                                                  -------------
                                                      6,795,458
                                                  -------------
EXPENSES:
  Investment management fee                             423,420
  Administrative fee                                    211,810
                                                  -------------
    Total expenses                                      635,230
                                                  -------------
      Net Investment Income                           6,160,228
                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net                                 18,295,015
  Unrealized appreciation (depreciation) on:
    Investments--net                               (131,332,372)
                                                  -------------
  Net gain (loss)                                  (113,037,357)
                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                      $(106,877,129)
                                                  =============

(a) Net of foreign taxes of $18,279.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED               YEAR ENDED
                                                                DECEMBER 31,             DECEMBER 31,
                                                                -------------            -------------
                                                                    2002                     2001
                                                                -------------            -------------
From Operations:
  Net investment income                                         $   6,160,228            $   6,859,158
  Net realized gain (loss)                                         18,295,015               49,568,387
  Unrealized appreciation (depreciation)                         (131,332,372)            (135,639,229)
                                                                -------------            -------------
    Increase (decrease) in net assets from operations            (106,877,129)             (79,211,684)
                                                                -------------            -------------
From Distributions to Shareholders
  Net investment income                                            (6,865,836)                       0
  Net realized gain                                               (54,150,885)                       0
                                                                -------------            -------------
    Total distributions                                           (61,016,721)                       0
                                                                -------------            -------------
From Capital Share Transactions
  Proceeds from sale of shares                                     92,325,769               76,295,986
  Reinvestment of distributions                                    61,016,721                        0
  Cost of shares redeemed                                        (157,982,494)            (148,733,353)
                                                                -------------            -------------
    Increase (decrease) in net assets from capital share
     transactions                                                  (4,640,004)             (72,437,367)
                                                                -------------            -------------
    Total increase (decrease) in net assets                      (172,533,854)            (151,649,051)
Net Assets
  Beginning of the year                                           537,834,391              689,483,442
                                                                -------------            -------------
  End of the year                                               $ 365,300,537            $ 537,834,391
                                                                =============            =============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                               $      10,894            $     334,023
                                                                =============            =============
Number of Shares of the Fund:
  Issued from the sale of shares                                    2,264,904                1,555,054
  Issued in reinvestment of distributions                           1,869,843                        0
  Redeemed                                                         (3,694,415)              (2,963,035)
                                                                -------------            -------------
Net Change                                                            440,332               (1,407,981)
                                                                =============            =============

                See accompanying notes to financial statements.

                                     GACC-11

              GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                            2002           2001           2000           1999           1998
                                                          --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                        $  48.93       $  55.61       $  60.87       $  50.49       $  39.40
                                                          --------       --------       --------       --------       --------
Income From Investment Operations:
Net investment income                                         0.65           0.63           0.55           0.54           0.53
Net realized and unrealized gain (loss) on
  investments                                               (11.33)         (7.31)         (5.81)          9.84          10.56
                                                          --------       --------       --------       --------       --------

Total from investment operations                            (10.68)         (6.68)         (5.26)         10.38          11.09
                                                          --------       --------       --------       --------       --------
Less Distributions
Distributions from net investment income                     (0.71)          0.00           0.00           0.00           0.00
Distributions from net realized capital gains                (5.58)          0.00           0.00           0.00           0.00
                                                          --------       --------       --------       --------       --------
Total distributions                                          (6.29)          0.00           0.00           0.00           0.00
                                                          --------       --------       --------       --------       --------
Net Asset Value, End of Year                              $  31.96       $  48.93       $  55.61       $  60.87       $  50.49
                                                          ========       ========       ========       ========       ========

Total Return (%)                                             (22.1)         (12.0)          (8.7)          20.6           28.2

Net assets, end of year (000)                             $365,301       $537,834       $689,483       $898,689       $700,489
Ratio of operating expenses to average net assets (%)         0.15           0.15           0.26           0.30           0.30
Ratio of net investment income to average net assets (%)      1.45           1.18           0.92           0.99           1.21
Portfolio turnover rate (%)                                     10             12             14             13             13

                See accompanying notes to financial statements.

                                     GACC-12

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND
MANAGEMENT DISCUSSION

For the year 2002, the Money Market Fund returned 1.6% versus 1.3% for the Lipper Money Market Average. The fund ranked 7th for its net return during the year and 2nd for the last five years when compared with over 114 other variable annuity money market funds of similar size according to Lipper, a nationally recognized analytical firm. The 5-year return on the Fund is 4.58% compared with 4.19% for the Lipper Average.

The Federal Reserve cut the Fed Funds rate 50 basis points (1.75% to 1.25%) on November 6th after holding rates steady for most of the year. Yields along the Treasury curve moved down, with the largest change occurring in the 30-year bond. The supply of commercial paper remains adequate and securitized funding issuance is rising. The average maturity of the Money Market Fund was 30 days at December 31, 2002.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                             MONEY MARKET FUND
                                                             -----------------
1992                                                             10000.00
1993                                                             10307.00
1994                                                             10741.00
1995                                                             11381.00
1996                                                             12008.00
1997                                                             12693.00
1998                                                             13406.00
1999                                                             14104.00
2000                                                             15013.00
2001                                                             15621.00
2002                                                             15877.00

AVERAGE ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 2002                              MONEY MARKET FUND
1 Year                                                             1.6%
5 Years                                                            4.6%
10 Years                                                           4.7%

The Fund's performance reflects administrative and management charges. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.

                                     GACC-13

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                    PAR        INTEREST    MATURITY        MARKET
SHORT TERM SECURITIES                                              VALUE       RATE (%)      DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Asset Backed (22.86%)
  Dealers Capital Access Trust, Inc.                            $ 1,980,000      1.36         1/6/03    $  1,979,626
  Dealers Capital Access Trust, Inc.                              3,520,000      1.41         1/6/03       3,519,311
  Dealers Capital Access Trust, Inc.                              1,310,000      1.46        1/21/03       1,308,937
  Dealers Capital Access Trust, Inc.                              2,000,000      1.48        1/21/03       1,998,356
  Dealers Capital Access Trust, Inc.                                156,000      1.45        1/31/03         155,811
  Dealers Capital Access Trust, Inc.                                820,000      1.48         2/4/03         818,953
  Dealers Capital Access Trust, Inc.                              5,000,000      1.38        2/11/03       4,992,356
  Dealers Capital Access Trust, Inc.                              2,650,000      1.38         3/4/03       2,643,925
  Edison Asset Securitization (144A)                              5,000,000      1.31        2/12/03       4,991,902
  Falcon Asset Securitization (144A)                              3,600,000      1.37         1/3/03       3,599,726
  Falcon Asset Securitization (144A)                              5,000,000      1.36         1/6/03       4,999,056
  Falcon Asset Securitization (144A)                              5,000,000      1.34        1/13/03       4,997,767
  Falcon Asset Securitization (144A)                              2,670,000      1.34        1/24/03       2,667,714
  Montauk Funding Corp. (144A)                                    9,000,000      1.33         1/6/03       8,998,338
  Montauk Funding Corp. (144A)                                    4,000,000      1.34        1/10/03       3,998,660
  Montauk Funding Corp. (144A)                                    4,000,000      1.36        1/27/03       3,995,871
  Oval Funding Corp. (144A)                                       5,635,000      1.40        1/28/03       5,629,083
  Oval Funding Corp. (144A)                                       5,000,000      1.40        1/29/03       4,994,556
  Oval Funding Corp. (144A)                                       4,865,000      1.40        1/30/03       4,859,513
  Windmill Funding Corp. (144A)                                   5,000,000      1.79         1/3/03       4,999,528
  Windmill Funding Corp. (144A)                                   2,500,000      1.78         1/7/03       2,499,449
  Windmill Funding Corp. (144A)                                   4,000,000      1.33        1/14/03       3,998,079
  Windmill Funding Corp. (144A)                                   2,500,000      1.35        1/22/03       2,498,031
                                                                                                        ------------
                                                                                                          85,144,548
                                                                                                        ------------
Building & Construction (8.12%)
  Sheffield Receivables Corp. (144A)                              6,000,000      1.34         1/7/03       5,998,660
  Sheffield Receivables Corp. (144A)                              2,330,000      1.36        1/10/03       2,329,208
  Sheffield Receivables Corp. (144A)                              4,000,000      1.33        1/15/03       3,997,931
  Sheffield Receivables Corp. (144A)                              1,930,000      1.35        1/21/03       1,928,550
  Sheffield Receivables Corp. (144A)                              4,000,000      1.35        1/23/03       3,996,700
  Yorkshire Building Society                                     12,000,000      1.36        1/28/03      11,987,669
                                                                                                        ------------
                                                                                                          30,238,718
                                                                                                        ------------
Cosmetics & Personal Care (1.88%)
  L'Oreal USA, Inc. (144A)                                        7,000,000      1.38        1/27/03       6,993,023
                                                                                                        ------------
Electric Utilities (3.76%)
  Centennial Energy Holdings                                        500,000      1.40        1/15/03         499,727
  MDU Resources Group, Inc.                                       6,000,000      1.40         1/9/03       5,998,134
  MDU Resources Group, Inc.                                       3,500,000      1.32        1/21/03       3,497,433
  MDU Resources Group, Inc.                                       4,000,000      1.32        1/28/03       3,996,040
                                                                                                        ------------
                                                                                                          13,991,334
                                                                                                        ------------
Finance & Banking (22.75%)
  Delaware Funding Corp. (144A)                                   6,000,000      1.35        1/16/03       5,996,625
  Delaware Funding Corp. (144A)                                   7,456,000      1.36        1/24/03       7,449,522
  Fayette Funding, Ltd.                                           3,400,000      1.40        1/16/03       3,398,017

                                   (continued)

                                     GACC-14

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                    PAR        INTEREST    MATURITY        MARKET
SHORT TERM SECURITIES                                              VALUE       RATE (%)      DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
Finance & Banking (continued)
  Fayette Funding, Ltd.                                         $   960,000      1.47        1/16/03    $    959,412
  Fayette Funding, Ltd.                                           7,000,000      1.40        1/17/03       6,995,644
  Market Street Funding Corp. (144A)                              4,000,000      1.33        1/17/03       3,997,497
  Market Street Funding Corp. (144A)                              1,000,000      1.40        1/17/03         999,378
  Market Street Funding Corp. (144A)                              5,735,000      1.38        1/27/03       5,729,123
  Market Street Funding Corp. (144A)                              7,000,000      1.37        1/29/03       6,992,541
  Old Line Funding Corp. (144A)                                   4,720,000      1.35         1/7/03       4,718,938
  Old Line Funding Corp. (144A)                                   3,610,000      1.33        1/10/03       3,608,758
  Old Line Funding Corp. (144A)                                     785,000      1.35        1/10/03         784,735
  Thunder Bay Funding, Inc. (144A)                                5,000,000      1.33         1/6/03       4,999,076
  Thunder Bay Funding, Inc. (144A)                                1,000,000      1.42        1/15/03         999,448
  Thunder Bay Funding, Inc. (144A)                               11,700,000      1.32         2/7/03      11,683,081
  Triple A One Funding Corp. (144A)                                 400,000      1.40         1/3/03         399,969
  Triple A One Funding Corp. (144A)                               2,011,000      1.35        1/14/03       2,010,019
  Triple A One Funding Corp. (144A)                               2,045,000      1.35        1/15/03       2,043,926
  Triple A One Funding Corp. (144A)                               4,960,000      1.37        1/15/03       4,957,358
  Triple A One Funding Corp. (144A)                               1,003,000      1.46        1/17/03       1,002,349
  Triple A One Funding Corp. (144A)                               5,000,000      1.33        1/29/03       4,994,479
                                                                                                        ------------
                                                                                                          84,719,895
                                                                                                        ------------
Financial Services (23.28%)
  Barton Capital Corp. (144A)                                     2,010,000      1.34         1/8/03       2,009,476
  Barton Capital Corp. (144A)                                     4,525,000      1.32        1/10/03       4,523,507
  Barton Capital Corp. (144A)                                     5,000,000      1.34        1/17/03       4,997,022
  Barton Capital Corp. (144A)                                     3,000,000      1.35        1/24/03       2,997,413
  Bavaria GLB Corp. (144A)                                          870,000      1.80         1/8/03         869,680
  Bavaria GLB Corp. (144A)                                        4,000,000      1.45        1/27/03       3,995,871
  Bavaria GLB Corp. (144A)                                        1,315,000      1.60        1/27/03       1,313,481
  Bavaria GLB Corp. (144A)                                        4,830,000      1.48        2/20/03       4,820,624
  CIT Group Holdings, Inc. (144A)                                 2,000,000      1.75         1/8/03       1,999,263
  CIT Group Holdings, Inc. (144A)                                 4,000,000      1.67        1/17/03       3,997,497
  CIT Group Holdings, Inc. (144A)                                 1,000,000      1.78        1/31/03         998,492
  CIT Group Holdings, Inc. (144A)                                 2,000,000      1.86         2/3/03       1,997,466
  CIT Group Holdings, Inc. (144A)                                 5,000,000      1.47        3/21/03       4,985,445
  CIT Group Holdings, Inc. (144A)                                 2,000,000      2.21         4/7/03       2,000,000
  Clipper Receivables Corp. (144A)                                3,500,000      1.72        1/17/03       3,497,810
  Clipper Receivables Corp. (144A)                                2,000,000      1.33        1/28/03       1,997,858
  Duff & Phelps Utilities Income, Inc. (144A)                       800,000      2.20         3/4/03         798,166
  Duff & Phelps Utilities Income, Inc. (144A)                     1,000,000      1.40        3/11/03         997,453
  Duff & Phelps Utilities Income, Inc. (144A)                     6,000,000      1.40        3/19/03       5,982,969
  Duff & Phelps Utilities Income, Inc. (144A)                     1,286,000      1.60        4/22/03       1,280,847
  Duff & Phelps Utilities Income, Inc. (144A)                       500,000      1.80         5/1/03         497,850
  Eaglefunding Capital Corp. (144A)                              10,157,000      1.41         1/6/03      10,155,011
  Eaglefunding Capital Corp. (144A)                                 697,000      1.81        1/13/03         696,690
  Eaglefunding Capital Corp. (144A)                               5,000,000      1.39        1/21/03       4,996,139
  Eaglefunding Capital Corp. (144A)                               1,000,000      1.38        1/23/03         999,139
  Eaglefunding Capital Corp. (144A)                                 254,000      1.81         2/4/03         253,676
  Eaglefunding Capital Corp. (144A)                                 868,000      1.78        2/10/03         866,706

                                   (continued)

                                     GACC-15

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                    PAR        INTEREST    MATURITY        MARKET
SHORT TERM SECURITIES                                              VALUE       RATE (%)      DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
Financial Services (continued)
  Enterprise Funding Corp. (144A)                               $ 1,167,000      1.73         1/9/03    $  1,166,570
  Enterprise Funding Corp. (144A)                                 7,770,000      1.38        1/10/03       7,767,319
  Halogen Capital Co. ( 144A)                                     2,090,000      1.35        1/14/03       2,088,987
  Salomon, Inc.                                                   1,150,000      7.50         2/1/03       1,155,525
                                                                                                        ------------
                                                                                                          86,703,952
                                                                                                        ------------
Gas & Pipeline Utilities (1.88%)
  Deer Park Refining, L.P.                                        7,000,000      1.35        2/10/03       6,989,562
                                                                                                        ------------
Insurance (3.99%)
  Cooperative Association of Tractor Dealers "A"                  2,500,000      1.80         1/3/03       2,499,764
  Cooperative Association of Tractor Dealers "A"                  1,000,000      1.75         1/6/03         999,753
  Cooperative Association of Tractor Dealers "A"                  1,290,000      1.47        1/17/03       1,289,157
  Cooperative Association of Tractor Dealers "A"                  1,000,000      1.40         2/4/03         998,678
  Cooperative Association of Tractor Dealers "A"                    465,000      1.83        2/26/03         463,995
  Cooperative Association of Tractor Dealers "B"                  1,700,000      1.40         1/3/03       1,699,868
  Cooperative Association of Tractor Dealers "B"                  1,000,000      1.80         1/3/03         999,905
  Cooperative Association of Tractor Dealers "B"                  1,000,000      1.60        1/15/03         999,432
  Cooperative Association of Tractor Dealers "B"                    930,000      1.42        1/24/03         929,156
  Cooperative Association of Tractor Dealers "B"                  1,000,000      1.38        1/28/03         998,948
  Cooperative Association of Tractor Dealers "B"                  1,500,000      1.38         2/6/03       1,497,888
  Cooperative Association of Tractor Dealers "B"                  1,500,000      1.40        2/10/03       1,497,667
                                                                                                        ------------
                                                                                                          14,874,211
                                                                                                        ------------
Investment Brokerage (0.66%)
  Salomon Smith Barney Holdings, Inc.                             2,450,000      1.35         1/6/03       2,449,541
                                                                                                        ------------
Lease Rental Obligations (3.36%)
  World Omni Vehicle Leasing, Inc. (144A)                         4,860,000      1.37        1/15/03       4,857,411
  World Omni Vehicle Leasing, Inc. (144A)                         2,675,000      1.37        1/16/03       2,673,473
  World Omni Vehicle Leasing, Inc. (144A)                         5,000,000      1.37        1/17/03       4,996,955
                                                                                                        ------------
                                                                                                          12,527,839
                                                                                                        ------------
Petroleum Services (4.72%)
  FPL Fuels, Inc.                                                 7,000,000      1.37        1/31/03       6,992,008
  FPL Fuels, Inc.                                                 3,615,000      1.40        1/31/03       3,610,783
  FPL Fuels, Inc.                                                 7,000,000      1.41        1/31/03       6,991,658
                                                                                                        ------------
                                                                                                          17,594,449
                                                                                                        ------------
Utilities (0.18%)
  Fountain Square Commerce Funding (144A)                           656,000      1.80         4/1/03         653,829
                                                                                                        ------------
TOTAL COMMERCIAL PAPER (97.44%) (AMORTIZED COST $362,872,685)                                           $362,880,901
                                                                                                        ------------

                                   (continued)

                                     GACC-16

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                    PAR        INTEREST    MATURITY        MARKET
SHORT TERM SECURITIES                                              VALUE       RATE (%)      DATE          VALUE
--------------------------------------------------------------------------------------------------------------------
VARIABLE RATE
Finance & Banking (2.28%)
  Restructured Asset Securities Enhanced (144A)                 $ 8,500,000      1.57        1/15/03    $  8,500,000
                                                                                                        ------------
Lease Rental Obligations (0.21%)
  Volkswagen Auto Lease Trust                                       767,227      1.39        1/20/03         767,213
                                                                                                        ------------

TOTAL VARIABLE RATE (2.49%) (AMORTIZED COST $9,267,227)                                                    9,267,213
                                                                                                        ------------

TOTAL NET INVESTMENTS (99.93%) (AMORTIZED COST $372,139,912)(A)                                          372,148,114
  Other net assets (0.07%)                                                                                   271,991
                                                                                                        ------------

TOTAL NET ASSETS (100.00%)                                                                              $372,420,105
                                                                                                        ============

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized appreciation on investments based on cost of $372,139,912 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost            $8,216
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value               (14)
                                                                    ------
    Net unrealized appreciation                                     $8,202
                                                                    ======

Key to Abbreviations:

144A - Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold to institutional buyers. At year end, the value of these securities amounted to $273,568,262 or 73.45% of net assets.

                See accompanying notes to financial statements.

                                     GACC-17

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                          $372,148,114
  Cash                                                73,040
  Receivable for:
    Fund shares sold                                 210,279
    Dividends and interest                            53,298
                                                ------------
       Total Assets                              372,484,731
                                                ------------
LIABILITIES:
  Accrued expenses payable to:
    Conning Asset Management Company                  39,406
    General American Life Insurance Company           25,220
                                                ------------
       Total Liabilities                              64,626
                                                ------------
  Net Assets                                    $372,420,105
                                                ============
COMPONENTS OF NET ASSETS:
  Capital paid in                               $372,413,801
  Accumulated net realized gains (losses)             (1,898)
  Unrealized appreciation (depreciation) on
    investments                                        8,202
                                                ------------
  Net Assets                                    $372,420,105
                                                ============
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING         16,816,284
  Net asset value per share (Total net
    assets divided by total shares of
    capital stock outstanding)                  $      22.15
IDENTIFIED COST OF INVESTMENTS                  $372,139,912

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Interest                                       $ 6,735,719
                                                 -----------
EXPENSES:
  Investment management fee                          458,910
  Administrative fee                                 293,703
                                                 -----------
    Total expenses                                   752,613
                                                 -----------
       Net Investment Income                       5,983,106
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net                                  (1,430)
    Unrealized appreciation (depreciation)
       on:
    Investments--net                                 (23,428)
                                                 -----------
  Net gain (loss)                                    (24,858)
                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                     $ 5,958,248
                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED               YEAR ENDED
                                                                DECEMBER 31,             DECEMBER 31,
                                                                -------------            -------------
                                                                    2002                     2001
                                                                -------------            -------------
From Operations
  Net investment income                                         $   5,983,106            $  11,005,265
  Net realized gain (loss)                                             (1,430)                    (468)
  Unrealized appreciation (depreciation)                              (23,428)                  33,968
                                                                -------------            -------------
    Increase (decrease) in net assets from operations               5,958,248               11,038,765
                                                                -------------            -------------
From Distributions to Shareholders
  Net investment income                                           (11,019,720)                       0
                                                                -------------            -------------
    Total distributions                                           (11,019,720)                       0
                                                                -------------            -------------
From Capital Share Transactions
  Proceeds from sale of shares                                    683,370,669              440,423,337
  Reinvestment of distributions                                    11,019,720                        0
  Cost of shares redeemed                                        (693,846,136)            (320,447,650)
                                                                -------------            -------------
    Increase (decrease) in net assets from capital share
      transactions                                                    544,253              119,975,687
                                                                -------------            -------------
    Total increase (decrease) in net assets                        (4,517,219)             131,014,452
Net Assets
  Beginning of the year                                           376,937,324              245,922,872
                                                                -------------            -------------
  End of the year                                               $ 372,420,105            $ 376,937,324
                                                                =============            =============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                               $           0            $     610,985
                                                                =============            =============
Number of Shares of the Fund:
  Issued from the sale of shares                                   30,447,293               20,172,616
  Issued in reinvestment of distributions                             499,849                        0
  Redeemed                                                        (30,935,312)             (14,775,421)
                                                                -------------            -------------
  Net Change                                                           11,830                5,397,195
                                                                =============            =============

                 See accompanying notes to financial statements.

                                     GACC-18

               GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                        --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                      $  22.43       $  21.56       $  20.25       $  19.25       $  18.23
                                                        --------       --------       --------       --------       --------
Income From Investment Operations
  Net investment income                                     0.37           0.87           1.31           1.00           1.02
                                                        --------       --------       --------       --------       --------
Total from investment operations                            0.37           0.87           1.31           1.00           1.02
                                                        --------       --------       --------       --------       --------
Less Distributions
  Distributions from net investment income                 (0.65)          0.00           0.00           0.00           0.00
                                                        --------       --------       --------       --------       --------
Total distributions                                        (0.65)          0.00           0.00           0.00           0.00
                                                        --------       --------       --------       --------       --------

Net Asset Value, End of Year                            $  22.15       $  22.43       $  21.56       $  20.25       $  19.25
                                                        ========       ========       ========       ========       ========

Total Return (%)                                             1.6            4.1            6.5            5.2            5.6

Net assets, end of year (000)                           $372,420       $376,937       $245,923       $256,140       $235,046
Ratio of operating expenses to average net assets (%)       0.20           0.20           0.21           0.21           0.21
Ratio of net investment income to average net
  assets (%)                                                1.63           3.76           6.26           5.08           5.45

                See accompanying notes to financial statements.

                                     GACC-19

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

MANAGEMENT DISCUSSION

The Bond Index Fund returned 10.7% for the year ended December 31, 2002. The Lehman Brothers Government/Credit Index returned 11.0% for the same period, out-performing the broader Lehman Aggregate Index by 0.78%. U.S. Treasuries were the best performing sector of the market, followed by Federal Agencies and Corporates. The 5-year return for the Fund was 7.3% versus 7.6% for the Lehman Brothers Government/Credit Index.

During the year, several high profile accounting and corporate governance scandals created a bifurcated market, where higher quality issues were priced uncharacteristically rich and lower quality issuers were priced very cheap. Toward the end of the year, the credit market began to look more normal as issuers were evaluated based on more reliable financials.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                LEHMAN BROTHERS GOVERNMENT
                                             BOND INDEX FUND           CREDIT INDEX
                                             ---------------    --------------------------
1992                                             10000.00                10000.00
1993                                             11039.00                11103.00
1994                                             10593.00                10714.00
1995                                             12608.00                12775.00
1996                                             12989.00                13146.00
1997                                             14202.00                14429.00
1998                                             15424.00                15796.00
1999                                             14980.00                15456.00
2000                                             16789.00                17288.00
2001                                             18197.00                18758.00
2002                                             20150.00                20828.00

AVERAGE ANNUAL RETURNS

                                                                    LEHMAN BROTHERS
PERIODS ENDED DECEMBER 31, 2002              BOND INDEX FUND    GOVERNMENT/CREDIT INDEX
1 year                                            10.7%                  11.0%
5 years                                            7.3%                   7.6%
10 years                                           7.3%                   7.6%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.

                                     GACC-20

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
Aerospace & Defense (1.22%)
  Lockheed Martin Corp.,
     8.20%, 12/01/09              $  700,000    $    865,066
  The Boeing Co., 8.10%,
     11/15/06                      1,000,000       1,155,449
                                                ------------
                                                   2,020,515
                                                ------------
Aluminum (0.64%)
  Alcoa, Inc., 5.38%, 01/15/13     1,000,000       1,060,440
                                                ------------
Automobiles (1.22%)
  Ford Motor Co., 7.75%,
     02/15/07                      1,000,000       1,026,223
  Ford Motor Co., 7.38%,
     10/28/09                      1,000,000         990,862
                                                ------------
                                                   2,017,085
                                                ------------
Banks (3.52%)
  ABN-AMRO Bank N.V. (New York
     Branch), 7.13%, 10/15/93        500,000         513,226
  Banc One Corp., 7.60%,
     05/01/07                      1,500,000       1,758,687
  Nationsbank Corp., 7.75%,
     08/15/15                      1,600,000       1,968,128
  Wells Fargo & Co., 5.13%,
     09/01/12                        500,000         517,077
  Wells Fargo Capital B
     (144A), 7.95%, 12/01/26       1,000,000       1,086,300
                                                ------------
                                                   5,843,418
                                                ------------
Broadcasting (1.23%)
  News America, Inc., 6.63%,
     01/09/08                        800,000         857,426
  Viacom, Inc., 7.70%,
     07/30/10                      1,000,000       1,188,045
                                                ------------
                                                   2,045,471
                                                ------------
Communication Services (0.33%)
  Citizens Communications Co.,
     7.63%, 08/15/08                 500,000         553,582
                                                ------------
Computers & Business Equipment (0.74%)
  International Business
     Machines Corp., 7.50%,
     06/15/13                      1,000,000       1,228,931
                                                ------------
Domestic Oil (0.34%)
  Phillips Petroleum Co.,
     8.50%, 05/25/05                 500,000         568,560
                                                ------------
Electric Utilities (2.58%)
  Consolidated Edison Co.,
     6.45%, 12/01/07               1,000,000       1,133,207
  Dominion Resources, Inc.,
     7.63%, 07/15/05               1,445,000       1,585,190

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
Electric Utilities (continued)
  Duke Energy Co., 6.25%,
     01/15/12                     $1,000,000    $  1,043,670
  PSEG Power, L.L.C., 7.75%,
     04/15/11                        500,000         530,384
                                                ------------
                                                   4,292,451
                                                ------------
Federal Agencies (20.27%)
  Federal Farm Credit Banks,
     5.75%, 01/18/11               1,000,000       1,110,271
  Federal Home Loan Banks,
     5.38%, 01/05/04               4,000,000       4,166,340
  Federal Home Loan Banks,
     6.25%, 08/13/04               1,500,000       1,605,175
  Federal Home Loan Banks,
     4.13%, 11/15/06               2,000,000       2,104,216
  Federal Home Loan Banks,
     4.88%, 02/15/07               1,000,000       1,077,939
  Federal Home Loan Banks,
     7.25%, 02/15/07               1,070,000       1,253,073
  Federal Home Loan Mortgage
     Corp., 6.25%, 07/15/04        3,000,000       3,213,669
  Federal Home Loan Mortgage
     Corp., 7.00%, 07/15/05        1,000,000       1,121,798
  Federal Home Loan Mortgage
     Corp., 6.00%, 06/15/11          500,000         566,304
  Federal Home Loan Mortgage
     Corp., 5.50%, 09/15/11          500,000         547,768
  Federal Home Loan Mortgage
     Corp., 4.75%, 10/11/12        2,000,000       2,020,412
  Federal National Mortgage
     Association, 6.50%,
     08/15/04                      1,000,000       1,078,002
  Federal National Mortgage
     Association, 5.75%,
     06/15/05                      1,700,000       1,853,743
  Federal National Mortgage
     Association, 7.00%,
     07/15/05                      1,000,000       1,121,130
  Federal National Mortgage
     Association, 5.75%,
     02/15/08                      1,500,000       1,680,646
  Federal National Mortgage
     Association, 5.25%,
     01/15/09                      5,000,000       5,470,335
  Federal National Mortgage
     Association, 5.50%,
     03/15/11                      1,200,000       1,315,205
  Federal National Mortgage
     Association, 6.25%,
     05/15/29                      1,500,000       1,668,332
  Federal National Mortgage
     Association, 6.21%,
     08/06/38                        625,000         703,558
                                                ------------
                                                  33,677,916
                                                ------------

                                   (continued)

                                     GACC-21

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
Finance & Banking (9.50%)
  American General Finance
     Corp., 5.38%, 10/01/12       $1,000,000    $  1,022,155
  Associates Corp. North
     America, 5.80%, 04/20/04        500,000         524,902
  BellSouth Capital Funding
     Corp., 7.75%, 02/15/10          750,000         888,016
  Conoco Funding Co., 6.35%,
     10/15/11                        500,000         558,339
  EOP Operating, L.P., 8.38%,
     03/15/06                      1,000,000       1,124,040
  General Electric Capital
     Corp., 6.13%, 02/22/11        1,000,000       1,083,026
  General Motors Acceptance
     Corp., 6.85%, 06/17/04        1,000,000       1,041,430
  General Motors Acceptance
     Corp., 7.75%, 01/19/10        1,500,000       1,570,335
  Heller Financial, Inc.,
     6.38%, 03/15/06               1,500,000       1,662,900
  HSBC Holdings, Plc., 7.50%,
     07/15/09                        500,000         592,091
  Intermediate American
     Development Bank, 5.38%,
     11/18/08                      1,700,000       1,882,111
  International Bank for
     Reconstruction &
     Development, 4.38%,
     09/28/06                      1,000,000       1,066,070
  Lehman Brothers Holdings,
     Inc., 7.75%, 01/15/05         1,500,000       1,645,653
  National Rural Utilities
     Cooperative Finance,
     6.20%, 02/01/08               1,000,000       1,116,949
                                                ------------
                                                  15,778,017
                                                ------------
Financial Services (1.98%)
  Chase Manhattan Corp.,
     7.00%, 11/15/09               1,500,000       1,662,511
  Citigroup, Inc., 5.75%,
     05/10/06                      1,500,000       1,628,367
                                                ------------
                                                   3,290,878
                                                ------------
Food & Beverages (2.79%)
  Anheuser-Busch Cos., Inc.,
     7.50%, 03/15/12                 500,000         616,100
  Conagra, Inc., 6.00%,
     09/15/06                        500,000         547,127
  Conagra, Inc., 6.75%,
     09/15/11                      1,500,000       1,705,738
  Tyson Foods, Inc., 8.25%,
     10/01/11                        500,000         591,158
  Unilever Capital Corp.,
     7.13%, 11/01/10               1,000,000       1,180,301
                                                ------------
                                                   4,640,424
                                                ------------

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
Forest Products & Paper (1.33%)
  International Paper Co.,
     6.75%, 09/01/11              $1,000,000    $  1,112,709
  Weyerhaeuser Co., 6.75%,
     03/15/12                      1,000,000       1,090,338
                                                ------------
                                                   2,203,047
                                                ------------
Gas & Oil (1.83%)
  Conoco, Inc., 5.90%,
     04/15/04                        800,000         837,435
  Devon Financing Corp.,
     6.88%, 09/30/11               1,000,000       1,113,857
  Kinder Morgan Energy
     Partners, L.P., 6.75%,
     03/15/11                      1,000,000       1,086,250
                                                ------------
                                                   3,037,542
                                                ------------
Investment Brokerage (0.98%)
  Morgan Stanley Dean Witter &
     Co., 5.80%, 04/01/07          1,500,000       1,627,112
                                                ------------
Media (0.66%)
  The Walt Disney Co., 6.75%,
     03/30/06                      1,000,000       1,092,050
                                                ------------
Municipal Bond (0.68%)
  Tennessee Valley Authority,
     6.00%, 03/15/13               1,000,000       1,122,681
                                                ------------
Non-Ferrous Metals (0.31%)
  Phelps Dodge Corp., 8.75%,
     06/01/11                        500,000         517,316
                                                ------------
Railroads & Equipment (1.04%)
  CSX Corp., 7.90%, 05/01/17         500,000         642,176
  Union Pacific Corp., 6.40%,
     02/01/06                      1,000,000       1,087,964
                                                ------------
                                                   1,730,140
                                                ------------
Retail (1.62%)
  Lowe's Cos., Inc., 6.88%,
     02/15/28                      1,000,000       1,113,916
  Wal-Mart Stores, Inc.,
     4.38%, 07/12/07               1,500,000       1,581,316
                                                ------------
                                                   2,695,232
                                                ------------
Telecommunications (2.30%)
  Alltel Corp., 6.80%,
     05/01/29                        500,000         534,555
  AT&T Corp. (b), 7.00%,
     11/15/06                        500,000         534,402
  GTE North, Inc., 5.65%,
     11/15/08                        500,000         536,066

                                   (continued)

                                     GACC-22

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
Telecommunications (continued)
  Southwestern Bell Telephone
     Co., 6.63%, 07/15/07         $  500,000    $    567,737
  Vodafone Airtouch, Plc.,
     7.63%, 02/15/05               1,500,000       1,653,606
                                                ------------
                                                   3,826,366
                                                ------------
Tobacco (0.65%)
  Philip Morris Cos., Inc.,
     7.00%, 07/15/05               1,000,000       1,086,165
                                                ------------
U.S. Treasury (34.42%)
  United States Treasury
     Bonds, 9.38%, 02/15/06        4,000,000       4,879,532
  United States Treasury
     Bonds,
  9.88%, 11/15/15                    500,000         771,875
  United States Treasury
     Bonds, 8.75%, 05/15/17        1,000,000       1,445,781
  United States Treasury
     Bonds, 8.13%, 08/15/19        1,800,000       2,507,204
  United States Treasury
     Bonds, 7.25%, 08/15/22        1,000,000       1,301,445
  United States Treasury
     Bonds, 7.63%, 11/15/22        2,000,000       2,704,688
  United States Treasury
     Bonds, 6.00%, 02/15/26          800,000         916,782
  United States Treasury
     Bonds, 6.63%, 02/15/27        1,000,000       1,235,391
  United States Treasury
     Bonds, 5.50%, 08/15/28        2,500,000       2,701,172
  United States Treasury
     Bonds, 5.38%, 02/15/31        1,300,000       1,417,203
  United States Treasury
     Notes, 5.88%, 02/15/04        6,000,000       6,309,138
  United States Treasury
     Notes, 7.25%, 05/15/04        2,000,000       2,160,624
  United States Treasury
     Notes, 7.25%, 08/15/04        1,000,000       1,093,867
  United States Treasury
     Notes, 7.88%, 11/15/04          400,000         446,672
  United States Treasury
     Notes, 6.50%, 05/15/05        2,000,000       2,220,078
  United States Treasury
     Notes, 5.75%, 11/15/05          400,000         442,172
  United States Treasury
     Notes, 5.88%, 11/15/05        1,000,000       1,108,906
  United States Treasury
     Notes, 7.00%, 07/15/06        2,000,000       2,318,828
  United States Treasury
     Notes, 6.50%, 10/15/06          500,000         574,297

------------------------------------------------------------
                                     PAR           MARKET
BONDS & NOTES                       VALUE          VALUE
------------------------------------------------------------
U.S. Treasury (continued)
  United States Treasury
     Notes, 4.38%, 05/15/07       $1,500,000    $  1,610,742
  United States Treasury
     Notes, 6.13%, 08/15/07        1,000,000       1,149,922
  United States Treasury
     Notes, 5.50%, 02/15/08        1,500,000       1,692,422
  United States Treasury
     Notes, 4.75%, 11/15/08        3,200,000       3,492,998
  United States Treasury
     Notes, 5.50%, 05/15/09        4,900,000       5,559,393
  United States Treasury
     Notes, 5.75%, 08/15/10        2,000,000       2,299,532
  United States Treasury
     Notes, 5.00%, 02/15/11        3,400,000       3,735,750
  United States Treasury
     Notes, 4.88%, 02/15/12        1,000,000       1,085,898
                                                ------------
                                                  57,182,312
                                                ------------
Yankee (5.66%)
  BP Canada Finance, 3.38%,
     10/31/07                        500,000         506,004
  British Telecommunications,
     Plc. (b), 8.38%, 12/15/10       500,000         599,449
  Burlington Resources Finance
     Co., 6.40%, 08/15/11            500,000         552,130
  Deutsche Ausgleichs Bank,
     6.50%, 09/15/04                 500,000         538,111
  Diageo Capital, Plc., 6.13%,
     08/15/05                        500,000         547,456
  Government of Canada, 6.75%,
     08/28/06                      1,000,000       1,132,843
  Hydro Quebec, 8.40%,
     01/15/22                      1,000,000       1,319,761
  Province of Quebec, 6.50%,
     01/17/06                        610,000         676,053
  Republic of Italy, 7.25%,
     02/07/05                      1,000,000       1,101,354
  Royal KPN NV, 8.00%,
     10/01/10                        500,000         585,537
  United Mexican States,
     9.88%, 02/01/10               1,500,000       1,841,400
                                                ------------
                                                   9,400,098
                                                ------------

TOTAL INVESTMENTS (97.84%)
(IDENTIFIED COST $151,746,350) (A)               162,537,749

  Other Net Assets (2.16%)                         3,590,023
                                                ------------

TOTAL NET ASSETS (100.00%)                      $166,127,772
                                                ============

                                     GACC-23

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized appreciation on investments based on cost of $151,752,904 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments in
      which there is an excess of value
      over tax cost                           $10,854,921
    Aggregate gross unrealized
      depreciation for all investments in
      which there is an excess of tax cost
      over value                                  (70,076)
                                              -----------
    Net unrealized appreciation               $10,784,845
                                              ===========

(b) Variable or floating rate security. Rate disclosed is as of December 31, 2002.

Key to Abbreviations:

144A - Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of these securities amounted to $1,086,300 or 0.65% of net assets.

                 See accompanying notes to financial statements.

                                     GACC-24

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                           $162,537,749
  Cash                                                334,415
  Receivable for:
     Fund shares sold                                 454,291
     Dividends and interest                         2,842,906
                                                 ------------
       Total Assets                               166,169,361
                                                 ------------
LIABILITIES:
  Accrued expenses payable to:
     Conning Asset Management Company                  34,658
     General American Life Insurance
       Company                                          6,931
                                                 ------------
       Total Liabilities                               41,589
                                                 ------------
  Net Assets                                     $166,127,772
                                                 ============
COMPONENTS OF NET ASSETS:
  Capital paid in                                $157,013,264
  Undistributed net investment income                 179,309
  Accumulated net realized gains (losses)          (1,856,200)
  Unrealized appreciation (depreciation)
     on investments                                10,791,399
                                                 ------------
Net Assets                                       $166,127,772
                                                 ============
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING           5,319,289
  Net asset value per share (Total net
     assets divided by total shares of
     capital stock outstanding)                  $      31.23
IDENTIFIED COST OF INVESTMENTS                   $151,746,350

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Interest                                        $ 7,198,517
                                                  -----------
EXPENSES:
  Investment management fee                           330,210
  Administrative fee                                   66,042
                                                  -----------
     Total expenses                                   396,252
                                                  -----------
       Net Investment Income                        6,802,265
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
     Investments--net                                (608,509)
  Unrealized appreciation (depreciation) on:
     Investments--net                               7,026,259
                                                  -----------
Net gain (loss)                                     6,417,750
                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                 $13,220,015
                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED              YEAR ENDED
                                                                DECEMBER 31,            DECEMBER 31,
                                                                ------------            ------------
                                                                    2002                    2001
                                                                ------------            ------------
From Operations
  Net investment income                                         $  6,802,265            $  6,617,935
  Net realized gain (loss)                                          (608,509)              1,499,391
  Unrealized appreciation (depreciation)                           7,026,259               1,030,375
                                                                ------------            ------------
     Increase (decrease) in net assets from operations            13,220,015               9,147,701
                                                                ------------            ------------
From Distributions to Shareholders
  Net investment income                                           (6,622,956)                      0
                                                                ------------            ------------
     Total distributions                                          (6,622,956)                      0
                                                                ------------            ------------
From Capital Share Transactions
  Proceeds from sale of shares                                    77,952,500              33,010,441
  Reinvestment of distributions                                    6,622,956                       0
  Cost of shares redeemed                                        (50,439,281)            (22,782,831)
                                                                ------------            ------------
     Increase (decrease) in net assets from capital share
      transactions                                                34,136,175              10,227,610
                                                                ------------            ------------
     Total increase (decrease) in net assets                      40,733,234              19,375,311
Net Assets
  Beginning of the year                                          125,394,538             106,019,227
                                                                ------------            ------------
  End of the year                                               $166,127,772            $125,394,538
                                                                ============            ============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                               $    179,309            $    208,593
                                                                ============            ============
Number of Shares of the Fund:
  Issued from the sale of shares                                   2,544,512               1,181,709
  Issued in reinvestment of distributions                            218,402                       0
  Redeemed                                                        (1,663,176)               (828,922)
                                                                ------------            ------------
  Net Change                                                       1,099,738                 352,787
                                                                ============            ============

                 See accompanying notes to financial statements.

                                     GACC-25

                GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                              2002           2001           2000          1999          1998
                                                            --------       --------       --------       -------       -------
Net Asset Value, Beginning of Year                          $  29.72       $  27.42       $  24.46       $ 25.19       $ 23.19
                                                            --------       --------       --------       -------       -------
Income From Investment Operations:
Net investment income                                           1.65           1.56           1.58          1.42          1.40
Net realized and unrealized gain (loss) on investments          1.49           0.74           1.38         (2.15)         0.60
                                                            --------       --------       --------       -------       -------
Total from investment operations                                3.14           2.30           2.96         (0.73)         2.00
                                                            --------       --------       --------       -------       -------
Less Distributions
  Distributions from net investment income                     (1.63)          0.00           0.00          0.00          0.00
                                                            --------       --------       --------       -------       -------
  Total distributions                                          (1.63)          0.00           0.00          0.00          0.00
                                                            --------       --------       --------       -------       -------
Net Asset Value, end of Year                                $  31.23       $  29.72       $  27.42       $ 24.46       $ 25.19
                                                            ========       ========       ========       =======       =======
Total Return (%)                                                10.7            8.4           12.1          (2.9)          8.6
Net assets, end of year (000)                               $166,128       $125,395       $106,019       $71,041       $69,177
Ratio of operating expenses to average net assets (%)           0.30           0.30           0.30          0.30          0.30
Ratio of net investment income to average net assets (%)        5.15           5.67           6.21          5.75          5.80
Portfolio turnover rate (%)                                       53             44             25            29            54

                 See accompanying notes to financial statements.

                                     GACC-26

              GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

MANAGEMENT DISCUSSION

For the year ended December 31, 2002, the Fund returned -23.2% versus -15.5% for the Russell 1000 Value Index. For the last six months of 2002, the Fund returned -13.0% versus -11.3% for the Russell 1000 Value Index.

The underperformance of economically sensitive businesses that was primarily due to the sluggish level of business activity, highly visible corporate failures and corporate governance concerns finally ended with an upbeat fourth quarter. Within the Financial Services sector, strong stock selection contributed to the portfolio's performance and exposure to diversified financial services was also additive during the third and fourth quarters of 2002. Returns in the Utilities and Transportation sector were boosted by successful stock selection. Results within the consumer-related sectors were mixed. Liberty Media and General Motors-Hughes Division were positive contributors during the quarter. In retail, strong returns by The Gap offset the effect of a weak quarter by Federated Department Stores. In contrast, disappointing returns by Kimberly-Clark, McDonald's, Cendant and Waste Management were a drag on absolute and relative performance.

In this environment, our team remains focused on value. During 2002, economically sensitive stocks became more inexpensive relative to defensive, non-cyclicals. Due to these attractive valuations, our approach is tilted towards economically sensitive issues and should benefit when the market and business environments improve. Based on valuation investment process, we are favoring economically sensitive cyclical stocks. We remain most overweight in Consumer Discretionary, Health Care, and Conglomerates, while meaningfully underweight Financial Services and Utilities.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                           MANAGED EQUITY FUND      RUSSELL 1000 VALUE INDEX    S&P/BARRA 500 VALUE INDEX
                                           -------------------      ------------------------    -------------------------
1992                                            10000.00                    10000.00                    10000.00
1993                                            10887.00                    11807.00                    11860.00
1994                                            10497.00                    11573.00                    11785.00
1995                                            13999.00                    16013.00                    16144.00
1996                                            16928.00                    19478.00                    19695.00
1997                                            20871.00                    26331.00                    25600.00
1998                                            23832.00                    30446.00                    29357.00
1999                                            24556.00                    32684.00                    33092.00
2000                                            27656.00                    34976.00                    35105.00
2001                                            28178.00                    33021.00                    30995.00
2002                                            21638.00                    27895.00                    24531.00

AVERAGE ANNUAL RETURNS

                                               MANAGED EQUITY      RUSSELL 1000      S&P/BARRA 500
PERIODS ENDED DECEMBER 31, 2002                     FUND           VALUE INDEX        VALUE INDEX
1 Year                                             -23.2%             -15.5%            -20.9%
5 Years                                              0.7%               1.2%             -0.9%
10 Years                                             8.0%              10.8%              9.4%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.

                                     GACC-27

              GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Aerospace & Defense (5.25%)
  Honeywell International, Inc.       21,395    $   513,480
  The Boeing Co.                      13,100        432,169
  United Technologies Corp.            7,300        452,162
                                                -----------
                                                  1,397,811
                                                -----------
Aluminum (2.15%)
  Alcoa, Inc.                         25,120        572,234
                                                -----------
Auto Parts (1.46%)
  Delphi Automotive Systems
     Corp.                            48,300        388,815
                                                -----------
Automobiles (2.14%)
  General Motors Corp.                53,346        570,802
                                                -----------
Banks (12.64%)
  Bank of America Corp.                8,900        619,173
  Bank of New York Co., Inc.          22,900        548,684
  FleetBoston Financial Corp.         14,900        362,070
  National City Corp.                 18,600        508,152
  PNC Financial Services Group,
     Inc.                             10,500        439,950
  U.S. Bancorp                        30,100        638,722
  Wells Fargo & Co.                    5,300        248,411
                                                -----------
                                                  3,365,162
                                                -----------
Business Services (1.93%)
  Cendant Corp.(b)                    49,000        513,520
                                                -----------
Chemicals (1.72%)
  Rohm & Haas Co.                     14,100        457,968
                                                -----------
Computers & Business Equipment (1.99%)
  Hewlett-Packard Co.                 30,479        529,115
                                                -----------
Conglomerates (3.59%)
  General Electric Co.                11,300        275,155
  Tyco International, Ltd.            39,800        679,784
                                                -----------
                                                    954,939
                                                -----------
Cosmetics & Personal Care (2.12%)
  Kimberly-Clark Corp.                11,900        564,893
                                                -----------
Drugs & Health Care (6.35%)
  Bristol-Myers Squibb Co.            20,000        463,000
  HCA, Inc.                           10,900        452,350
  Schering-Plough Corp.               22,900        508,380
  Wyeth                                7,100        265,540
                                                -----------
                                                  1,689,270
                                                -----------
Electric Utilities (2.02%)
  Dominion Resources, Inc.             9,800        538,020
                                                -----------
Electronics (0.75%)
  Flextronics International,
     Ltd.(b)                          24,300        199,017
                                                -----------
Environmental Control (1.92%)
  Waste Management, Inc.              22,300        511,116
                                                -----------

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Financial Services (5.78%)
  Citigroup, Inc.                     28,461    $ 1,001,543
  MBNA Corp.                          28,200        536,364
                                                -----------
                                                  1,537,907
                                                -----------
Forest Products & Paper (1.87%)
  International Paper Co.             14,200        496,574
                                                -----------
Gas & Oil (11.38%)
  Anadarko Petroleum Corp.             9,400        450,260
  BP Amoco, Plc. (ADR)                14,400        585,360
  ChevronTexaco Corp.                  7,823        520,073
  ExxonMobil Corp.                    17,164        599,710
  Halliburton Co.                     14,600        273,166
  Unocal Corp.                        19,600        599,368
                                                -----------
                                                  3,027,937
                                                -----------
Hotels & Restaurants (2.02%)
  McDonald's Corp.                    33,500        538,680
                                                -----------
Insurance (7.08%)
  American International Group,
     Inc.                              8,600        497,510
  Hartford Financial Services
     Group, Inc.                      11,800        536,074
  Marsh & McLennan Cos., Inc.          5,900        272,639
  Xl Capital, Ltd.                     7,500        579,375
                                                -----------
                                                  1,885,598
                                                -----------
Investment Brokerage (3.38%)
  J.P. Morgan Chase & Co.             12,500        300,000
  Morgan Stanley Dean Witter &
     Co.                              15,000        598,800
                                                -----------
                                                    898,800
                                                -----------
Leisure (1.52%)
  Carnival Corp.                      16,200        404,190
                                                -----------
Media (4.60%)
  AOL Time Warner, Inc.               20,000        262,000
  Liberty Media Corp.                 60,100        537,294
  The Walt Disney Co.                 26,100        425,691
                                                -----------
                                                  1,224,985
                                                -----------
Railroads & Equipment (1.82%)
  Burlington Northern Santa Fe
     Corp.                            18,600        483,786
                                                -----------
Retail (7.08%)
  CVS Corp.                           13,600        339,592
  Federated Department Stores,
     Inc.(b)                          19,300        555,068
  The Gap, Inc.                        8,400        130,368
  The Home Depot, Inc.                13,900        333,044
  The Kroger Co.(b)                   34,000        525,300
                                                -----------
                                                  1,883,372
                                                -----------

                                   (continued)

                                     GACC-28

              GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Semiconductors (1.58%)
  Intel Corp.                         27,000    $   420,390
                                                -----------
Telecommunications (5.36%)
  BellSouth Corp.                     22,100        571,727
  Motorola, Inc.                      32,200        278,530
  SBC Communications, Inc.            21,300        577,443
                                                -----------
                                                  1,427,700
                                                -----------

TOTAL COMMON STOCKS (99.50%)
(IDENTIFIED COST $31,285,681)                    26,482,601
                                                -----------

-----------------------------------------------------------
SHORT TERM INVESTMENTS
-----------------------------------------------------------
Money Market Fund (0.68%)
  SSGA Funds, 1.05%                  180,104        180,104
                                                -----------

TOTAL SHORT TERM INVESTMENTS (0.68%)
(IDENTIFIED COST $180,104)                          180,104
                                                -----------

TOTAL INVESTMENTS (100.18%)
  (IDENTIFIED COST $31,465,785)
  (A)                                            26,662,705

  Other Net Assets (-0.18%)                         (47,268)
                                                -----------

TOTAL NET ASSETS (100.00%)                      $26,615,437
                                                ===========

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $32,232,648 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments in
      which there is an excess of value
      over tax cost                           $   626,272
    Aggregate gross unrealized
      depreciation for all investments in
      which there is an excess of tax cost
      over value                               (6,196,215)
                                              -----------
    Net unrealized depreciation               $(5,569,943)
                                              ===========

(b)  Non-income producing security.

Key to Abbreviations:

ADR - An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                 See accompanying notes to financial statements.

                                     GACC-29

              GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                        $26,662,705
  Receivable for dividends and interest            42,465
                                              -----------
       Total Assets                            26,705,170
                                              -----------
LIABILITIES:
  Payable for:
     Securities purchased                          62,328
     Fund shares redeemed                          13,416
  Accrued expenses payable to:
     Conning Asset Management Company              11,657
     General American Life Insurance
       Company                                      2,332
                                              -----------
       Total Liabilities                           89,733
                                              -----------
  Net Assets                                  $26,615,437
                                              ===========
COMPONENTS OF NET ASSETS:
  Capital paid in                             $35,983,157
  Accumulated net realized gains (losses)      (4,564,640)
  Unrealized appreciation (depreciation)
     on investments                            (4,803,080)
                                              -----------
  Net Assets                                  $26,615,437
                                              ===========
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING         892,599
  Net asset value per share (Total net
     assets divided by total shares of
     capital stock outstanding)               $     29.82
IDENTIFIED COST OF INVESTMENTS                $31,465,785

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                  $   593,805(a)
  Interest                                         6,431
                                             -----------
                                                 600,236
                                             -----------
EXPENSES:
  Investment management fee                      166,266
  Administrative fee                              33,453
                                             -----------
     Total expenses                              199,719
                                             -----------
       Net Investment Income                     400,517
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
     Investments--net                         (3,704,959)
  Unrealized appreciation (depreciation)
     on:
     Investments--net                         (5,886,379)
                                             -----------
  Net gain (loss)                             (9,591,338)
                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                            $(9,190,821)
                                             ===========

(a)  Net of foreign taxes of $2,502.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31,              DECEMBER 31,
                                                                  ------------              ------------
                                                                      2002                      2001
                                                                  ------------              ------------
From Operations:
  Net investment income                                           $    400,517              $    703,086
  Net realized gain (loss)                                          (3,704,959)                  746,490
  Unrealized appreciation (depreciation)                            (5,886,379)               (2,621,005)
                                                                  ------------              ------------
     Increase (decrease) in net assets from operations              (9,190,821)               (1,171,429)
                                                                  ------------              ------------
From Distributions to Shareholders
  Net investment income                                               (703,802)                        0
  Net realized gain                                                 (1,570,691)                        0
                                                                  ------------              ------------
     Total distributions                                            (2,274,493)                        0
                                                                  ------------              ------------
From Capital Share Transactions
  Proceeds from sale of shares                                       8,097,271                 8,892,312
  Reinvestment of distributions                                      2,274,493                         0
  Cost of shares redeemed                                          (11,042,986)              (25,160,790)
                                                                  ------------              ------------
     Increase (decrease) in net assets from capital share
      transactions                                                    (671,222)              (16,268,478)
                                                                  ------------              ------------
     Total increase (decrease) in net assets                       (12,136,536)              (17,439,907)
Net Assets
  Beginning of the year                                             38,751,973                56,191,880
                                                                  ------------              ------------
  End of the year                                                 $ 26,615,437              $ 38,751,973
                                                                  ============              ============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                                 $          0              $   (209,170)
                                                                  ============              ============
Number of Shares of the Fund:
  Issued from the sale of shares                                       220,093                   215,158
  Issued in reinvestment of distributions                               73,991                         0
  Redeemed                                                            (321,443)                 (654,338)
                                                                  ------------              ------------
Net Change                                                             (27,359)                 (439,180)
                                                                  ============              ============

                 See accompanying notes to financial statements.

                                     GACC-30

              GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                              2002          2001          2000          1999          1998
                                                             -------       -------       -------       -------       -------
Net Asset Value, Beginning of Year                           $ 42.12       $ 41.34       $ 36.71       $ 35.63       $ 31.20
                                                             -------       -------       -------       -------       -------
Income From Investment Operations:
Net investment income                                           0.46          0.69          0.52          0.42          0.48
Net realized and unrealized gain (loss) on investments        (10.15)         0.09(a)       4.11          0.66          3.95
                                                             -------       -------       -------       -------       -------
Total from investment operations                               (9.69)         0.78          4.63          1.08          4.43
                                                             -------       -------       -------       -------       -------
Less Distributions
Distributions from net investment income                       (0.81)         0.00          0.00          0.00          0.00
Distributions from net realized capital gains                  (1.80)         0.00          0.00          0.00          0.00
                                                             -------       -------       -------       -------       -------
Total distributions                                            (2.61)         0.00          0.00          0.00          0.00
                                                             -------       -------       -------       -------       -------
Net Asset Value, End of Year                                 $ 29.82       $ 42.12       $ 41.34       $ 36.71       $ 35.63
                                                             =======       =======       =======       =======       =======

Total Return (%)                                               (23.2)          1.9          12.6           3.0          14.2

Net assets, end of Year (000)                                $26,615       $38,752       $56,192       $64,712       $61,804
Ratio of operating expenses to average net assets (%)           0.60          0.40          0.39          0.39          0.39
Ratio of net investment income to average net assets (%)        1.20          1.34          1.38          1.14          1.46
Portfolio turnover rate (%)                                       58            82           163            16            67

(a) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                 See accompanying notes to financial statements.

                                     GACC-31

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

MANAGEMENT DISCUSSION

For the year ended December 31, 2002, the Fund returned -14.1% versus -9.3% for the blended 60% S&P and 40% Lehman Brothers Government/Credit Index. For the second half of the year the Fund produced negative performance returning -4.3% versus -3.2% for the blended 60% S&P 500 and 40% Lehman Brothers
Government/Credit Index.

From an equity perspective, the portfolio lagged the S&P 500 benchmark, primarily due to weak stock selection in the Technology, Health Care, and Consumer Discretionary sectors. Relative performance comparisons were also impaired by underweights to the strongest performing sectors in the benchmark--Utilities and Technology. While the Fund broadly benefited in absolute terms from its exposure to technology, telecom, biotechnology, and diversified financial firms in the period, relative performance was greatly aided by good stock selection in the Consumer Staples and Financial Services sectors.

The overall bond market posted moderate gains for the final six months of the year as the Lehman Brothers Government/Credit Index returned a healthy 6.92%. In light of the recent Fed rate cut of 50 basis points to 1.25%, initial signs of an improving economy and the improving prospect of added fiscal stimulus, the non-Treasury sectors rebounded from the weak third quarter performance. In addition, the portfolio's shorter duration position and underweight position in the intermediate maturities added value. Although we do not foresee a return to recession, we believe that growth will remain fairly muted. Therefore, the Fund will maintain a shorter than benchmark duration position and look to reduce and/or eliminate our yield curve position, as most of the gain from underweighting the 5-10 year part of the curve has been realized.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                                                 LEHMAN BROTHERS
                                                  ASSET ALLOCATION FUND     S&P 500 INDEX     GOVERNMENT/CREDIT INDEX
                                                  ---------------------     ------------     -----------------------
1992                                                      10000                10000                  10000
1993                                                      10955                11007                  10879
1994                                                      10522                11151                  10669
1995                                                      13561                15335                  12305
1996                                                      15685                18850                  12802
1997                                                      18623                25134                  13810
1998                                                      21949                32322                  14975
1999                                                      27078                39120                  15033
2000                                                      27445                35565                  16554
2001                                                      25643                31350                  18037
2002                                                      22037                24421                  19811

AVERAGE ANNUAL RETURNS

                                                      ASSET ALLOCATION      S&P 500          LEHMAN BROTHERS
PERIODS ENDED DECEMBER 31, 2002                             FUND             INDEX       GOVERNMENT/CREDIT INDEX
1 Year                                                     -14.1%           -22.1%                9.8%
5 Years                                                      3.4%            -0.6%                7.5%
10 Years                                                     8.2%             9.3%                7.1%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

               Past performance is no assurance of future results.

                                     GACC-32

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                                   MARKET
         COMMON STOCKS               SHARES         VALUE
------------------------------------------------------------
Aerospace & Defense (2.28%)
  Honeywell International, Inc.         9,600    $   230,400
  Lockheed Martin Corp.                11,200        646,801
  The Boeing Co.                        3,900        128,661
  United Technologies Corp.             7,700        476,938
                                                 -----------
                                                   1,482,800
                                                 -----------
Auto Parts (0.56%)
  Delphi Automotive Systems
     Corp.                             45,200        363,860
                                                 -----------
Banks (3.65%)
  Bank of America Corp.                 7,500        521,775
  Bank of New York Co., Inc.           13,400        321,064
  Bank One Corp.                       15,600        570,180
  Wachovia Corp.                       11,400        415,416
  Wells Fargo & Co.                    11,700        548,379
                                                 -----------
                                                   2,376,814
                                                 -----------
Biotechnology (1.83%)
  Amgen, Inc. (b)                      16,700        807,278
  Biogen, Inc.                          9,700        388,582
                                                 -----------
                                                   1,195,860
                                                 -----------
Business Services (1.21%)
  Cendant Corp. (b)                    36,600        383,568
  Willis Group Holdings, Ltd.          14,205        407,257
                                                 -----------
                                                     790,825
                                                 -----------
Chemicals (0.95%)
  Praxair, Inc.                        10,700        618,139
                                                 -----------
Computers & Business Equipment (2.38%)
  Dell Computer Corp. (b)              18,500        494,690
  Hewlett-Packard Co.                  30,921        536,789
  International Business
     Machines Corp.                     6,700        519,250
                                                 -----------
                                                   1,550,729
                                                 -----------
Conglomerates (1.88%)
  General Electric Co.                 50,230      1,223,100
                                                 -----------
Cosmetics & Personal Care (0.71%)
  Avon Products, Inc.                   8,600        463,282
                                                 -----------
Drugs & Health Care (6.65%)
  Abbott Laboratories                   5,100        204,000
  Anthem, Inc.                         10,000        629,000
  Bristol-Myers Squibb Co.             32,500        752,375
  Caremark Rx, Inc. (b)                38,400        624,000
  Eli Lilly & Co.                       6,800        431,800
  Novartis AG (ADR)                    18,800        690,524
  Pfizer, Inc.                         32,850      1,004,224
                                                 -----------
                                                   4,335,923
                                                 -----------

------------------------------------------------------------
                                                   MARKET
         COMMON STOCKS               SHARES         VALUE
------------------------------------------------------------
Electrical Equipment (0.59%)
  Emerson Electric Co.                  7,600    $   386,460
                                                 -----------
Electronics (0.70%)
  Agilent Technologies, Inc.
     (b)                               20,100        360,996
  Flextronics International,
     Ltd. (b)                          11,500         94,185
                                                 -----------
                                                     455,181
                                                 -----------
Environmental Control (0.69%)
  Waste Management, Inc.               19,500        446,940
                                                 -----------
Federal Agencies (0.62%)
  Federal National Mortgage
     Association                        6,300        405,279
                                                 -----------
Financial Services (2.54%)
  American Express Co.                 15,200        537,320
  Citigroup, Inc.                      31,740      1,116,931
                                                 -----------
                                                   1,654,251
                                                 -----------
Food & Beverages (2.07%)
  Kraft Foods, Inc.                    10,300        400,979
  PepsiCo, Inc.                        22,500        949,950
                                                 -----------
                                                   1,350,929
                                                 -----------
Forest Products & Paper (1.03%)
  International Paper Co.              19,200        671,424
                                                 -----------
Gas & Oil (6.12%)
  BP Amoco, Plc. (ADR)                 26,300      1,069,095
  Burlington Resources, Inc.           15,900        678,135
  ExxonMobil Corp.                     14,000        489,160
  Halliburton Co.                       6,800        127,228
  Nabors Industries, Ltd.              11,900        419,713
  Noble Corp. (b)                      15,200        534,280
  Ocean Energy, Inc.                   33,500        668,995
                                                 -----------
                                                   3,986,606
                                                 -----------
Health Care - Products (3.29%)
  Boston Scientific Corp.               7,800        331,656
  Johnson & Johnson                     7,200        386,712
  Medtronic, Inc.                       9,400        428,640
  The Procter & Gamble Co.             11,600        996,904
                                                 -----------
                                                   2,143,912
                                                 -----------
Hotels & Restaurants (0.03%)
  McDonald's Corp.                      1,300         20,904
                                                 -----------
Industrial Machinery (0.33%)
  Deere & Co.                           4,700        215,495
                                                 -----------

                                   (continued)

                                     GACC-33

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                                   MARKET
         COMMON STOCKS               SHARES         VALUE
------------------------------------------------------------
Insurance (3.24%)
  ACE, Ltd.                            30,700    $   900,738
  American International Group,
     Inc.                              17,000        983,450
  MGIC Investment Corp.                 5,500        227,150
                                                 -----------
                                                   2,111,338
                                                 -----------
Internet (0.39%)
  Yahoo! Inc. (b)                      15,500        253,425
                                                 -----------
Investment Brokerage (1.35%)
  Morgan Stanley Dean Witter &
     Co.                               22,000        878,240
                                                 -----------
Leisure (1.57%)
  USA Interactive (b)                  44,500      1,019,940
                                                 -----------
Media (2.43%)
  Comcast Corp. (Special Class
     A)                                29,100        657,369
  The Walt Disney Co.                   8,100        132,111
  Viacom, Inc. (Class B) (b)           19,500        794,820
                                                 -----------
                                                   1,584,300
                                                 -----------
Mining (0.53%)
  Newmont Mining Corp.                 11,790        342,264
                                                 -----------
Retail (3.41%)
  Kohl's Corp. (b)                      5,700        318,915
  The Gap, Inc.                        15,700        243,664
  The Home Depot, Inc.                 29,300        702,028
  Wal-Mart Stores, Inc.                19,000        959,690
                                                 -----------
                                                   2,224,297
                                                 -----------
Semiconductors (1.18%)
  Altera Corp. (b)                     15,500        191,115
  Intel Corp.                          31,000        482,670
  Novellus Systems, Inc.                3,500         98,280
                                                 -----------
                                                     772,065
                                                 -----------
Software (3.74%)
  Microsoft Corp. (b)                  34,000      1,757,800
  Oracle Corp. (b)                     27,200        293,760
  SAP AG (ADR)                         19,900        388,050
                                                 -----------
                                                   2,439,610
                                                 -----------
Telecommunications (3.41%)
  Cisco Systems, Inc. (b)              55,200        723,120
  SBC Communications, Inc.             22,900        620,819
  Verizon Communications, Inc.          6,600        255,750
  Vodafone Group, Plc. (ADR)           34,200        619,704
                                                 -----------
                                                   2,219,393
                                                 -----------

TOTAL COMMON STOCKS (61.36%)
(IDENTIFIED COST $44,758,709)                     39,983,585
                                                 -----------

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Aerospace & Defense (0.42%)
  BAE Systems Holdings, Inc.
     (144A), 6.40%, 12/15/11       $   50,000    $    51,962
  L-3 Communications Holdings,
     Inc., 7.63%, 06/15/12             75,000         77,250
  Raytheon Co., 8.20%, 03/01/06        50,000         56,176
  United Technologies Corp.,
     7.13%, 11/15/10                   75,000         87,979
                                                 -----------
                                                     273,367
                                                 -----------
Airlines (0.16%)
  Delta Airlines, Inc., 7.57%,
     11/18/10                          50,000         49,948
  Delta Airlines, Inc., 6.42%,
     07/2/12                           50,000         52,928
                                                 -----------
                                                     102,876
                                                 -----------
Aluminum (0.08%)
  Alcoa, Inc., 6.00%, 01/15/12         50,000         55,044
                                                 -----------
Asset Backed (2.16%)
  Centex Home Equity Loan
     Trust (c), 2.43%, 01/01/03       125,000        124,136
  Chase Manhattan Auto Owner
     Trust, 4.17%, 09/15/08           125,000        129,229
  Citibank Credit Card Issuance
     Trust, 7.45%, 09/15/07           175,000        190,995
  Countrywide Asset-Backed
     Certificates (c), 2.57%,
     12/25/32                          75,000         71,017
  Distribution Financial
     Services Trust, 5.67%,
     01/17/17                         200,000        215,681
  Ford Credit Auto Owner Trust,
     4.79%, 11/15/06                  175,000        182,297
  MBNA Credit Card Master Note
     Trust, 6.55%, 12/15/08           125,000        135,337
  Residential Asset Securities
     Corp., 5.75%, 03/25/27           350,000        357,427
                                                 -----------
                                                   1,406,119
                                                 -----------
Auto Parts (0.15%)
  Dana Corp., 9.00%, 08/15/11         100,000         96,500
                                                 -----------
Automobiles (0.59%)
  AutoNation, Inc., 9.00%,
     08/01/08                          25,000         25,250
  Briggs & Stratton Corp.,
     8.88%, 03/15/11                  100,000        107,750
  DaimlerChrysler North America
     Holding Corp., 8.50%,
     01/18/31                         100,000        123,072
  Ford Motor Co., 7.45%,
     07/16/31                         150,000        130,480
                                                 -----------
                                                     386,552
                                                 -----------

                                   (continued)

                                     GACC-34

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Banks (0.81%)
  Bank of America Corp., 7.40%,
     01/15/11                      $  150,000    $   176,695
  Bank One N.A. - Illinois,
     5.50%, 03/26/07                  100,000        108,903
  First National
     Bank - Massachusetts,
     7.38%, 09/15/06                   50,000         55,720
  Union Planters Bank, 5.13%,
     06/15/07                          50,000         53,268
  Wells Fargo & Co., 5.13%,
     02/15/07                         125,000        134,252
                                                 -----------
                                                     528,838
                                                 -----------
Broadcasting (0.16%)
  News America, Inc., 6.63%,
     01/09/08                         100,000        107,178
                                                 -----------
Building & Construction (0.20%)
  Beazer Homes USA, Inc.,
     8.38%, 04/15/12                   50,000         51,500
  D.R. Horton, Inc., 8.50%,
     04/15/12                          75,000         75,375
                                                 -----------
                                                     126,875
                                                 -----------
Chemicals (0.44%)
  Airgas, Inc., 9.13%, 10/01/11       100,000        108,000
  FMC Corp. (144A), 10.25%,
     11/01/09                          25,000         27,000
  ISP Chemco, Inc., 10.25%,
     07/01/11                          25,000         25,875
  Lyondell Chemical Co., 9.63%,
     05/01/07                          75,000         72,000
  OM Group, Inc., 9.25%,
     12/15/11                         100,000         54,000
                                                 -----------
                                                     286,875
                                                 -----------
Collateralized Mortgage Obligations (4.45%)
  Bear Stearns Commercial
     Mortgage Securities, Inc.,
     5.92%, 10/15/36                   96,575        104,603
  Commercial Mortgage
     Acceptance Corp. (144A),
     6.23%, 07/15/31                  200,000        167,775
  Granite Mortgages, Plc. (c),
     3.14%, 01/20/03                  100,000        100,000
  IMPAC CMB Trust (c), 1.88%,
     01/27/03                         124,756        124,756
  IMPAC Funding Corp. (c),
     3.62%, 01/27/03                   69,666         67,973
  J.P. Morgan Commercial
     Mortgage Finance Corp.,
     6.66%, 10/15/35                  175,000        196,653

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
  J.P. Morgan Project
     Commercial Mortgage
     Finance Corp., 7.24%,
     09/15/29                      $  325,000    $   373,230
  LB Commercial Conduit
     Mortgage Trust, 7.11%,
     10/15/32                         133,062        146,856
  Lehman Brothers-UBS
     Commercial Mortgage Trust
     (144A), 6.16%, 07/14/16          180,776        196,207
  Merrill Lynch Mortgage
     Investors, Inc., 6.96%,
     11/21/28                          50,000         52,919
  Morgan Stanley Capital I,
     Inc., 6.63%, 06/15/08            225,000        255,557
  NationsLink Funding Corp.
     (Class E), 7.11%, 08/20/30       125,000        135,255
  Principal Residential
     Mortgage Capital (144A),
     5.50%, 06/21/04                  225,000        228,375
  Principal Residential
     Mortgage Capital (144A),
     4.55%, 12/20/04                  150,000        156,819
  Residential Asset Securities
     Corp., 4.99%, 02/25/27           250,000        259,491
  Salomon Brothers Commercial
     Mortgage Trust, 6.23%,
     12/18/35                         100,000        110,914
  Salomon Brothers Mortgage
     Securities VII, Inc.,
     6.13%, 02/18/34                  200,000        220,431
                                                 -----------
                                                   2,897,814
                                                 -----------
Computers & Business Equipment (0.12%)
  Hewlett-Packard Co., 5.50%,
     07/01/07                          75,000         80,437
                                                 -----------
Containers & Glass (0.04%)
  Owens-Illinois, Inc., 7.85%,
     05/15/04                          25,000         24,688
                                                 -----------
Drugs & Health Care (0.20%)
  HCA, Inc., 6.30%, 10/01/12           75,000         75,641
  UnitedHealth Group, Inc.,
     7.50%, 11/15/05                   50,000         56,402
                                                 -----------
                                                     132,043
                                                 -----------
Electric Utilities (1.06%)
  Boston Edison Co., 4.88%,
     10/15/12                          50,000         50,388
  Consolidated Edison Co. of
     New York, 4.88%, 02/01/13         50,000         50,693

                                   (continued)

                                     GACC-35

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Electric Utilities (continued)
  Dominion Resources, Inc.,
     7.63%, 07/15/05               $   25,000    $    27,426
  Dominion Resources, Inc.,
     8.13%, 06/15/10                   50,000         58,170
  DTE Energy Co., 6.00%,
     06/01/04                         150,000        157,114
  Exelon Corp., 6.75%, 05/01/11       100,000        109,461
  Georgia Power Co., 5.13%,
     11/15/12                          25,000         25,869
  Ohio Power Co., 6.75%,
     07/01/04                         100,000        104,046
  Progress Energy, Inc., 7.10%,
     03/01/11                         100,000        110,210
                                                 -----------
                                                     693,377
                                                 -----------
Environmental Control (0.19%)
  Allied Waste North America,
     Inc., 7.88%, 01/01/09            125,000        123,125
                                                 -----------
Federal Agencies (1.58%)
  Federal National Mortgage
     Association, 7.25%,
     05/15/30                         150,000        188,688
  Federal National Mortgage
     Association, 6.00%, TBA          225,000        235,125
  Federal National Mortgage
     Association, 6.50%, TBA          325,000        338,977
  Government National Mortgage
     Association, 6.50%,
     04/15/14                          93,549         99,369
  Government National Mortgage
     Association, 6.50%,
     07/15/14                         155,934        165,636
                                                 -----------
                                                   1,027,795
                                                 -----------
Finance & Banking (5.36%)
  BellSouth Capital Funding
     Corp., 7.75%, 02/15/10            50,000         59,201
  Bombardier Capital, Inc.
     (144A), 6.13%, 06/29/06           75,000         67,872
  Chase Capital I, 7.67%,
     12/01/26                          50,000         51,282
  CIT Group, Inc., 7.63%,
     08/16/05                         100,000        107,585
  CIT Group, Inc., 5.50%,
     11/30/07                          25,000         25,560
  Citigroup, Inc., 7.25%,
     10/01/10                         250,000        290,217
  Conoco Funding Co., 5.45%,
     10/15/06                         100,000        107,937
  Countrywide Funding Corp.,
     7.26%, 05/10/04                  175,000        186,305
  EOP Operating, L.P., 6.50%,
     01/15/04                         125,000        129,124
  EOP Operating, L.P., 6.50%,
     06/15/04                         100,000        104,242
  ERAC USA Finance Co. (144A),
     6.95%, 03/01/04                   75,000         78,114

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Finance & Banking (continued)
  Ford Motor Credit Co., 6.88%,
     02/01/06                      $  250,000    $   250,438
  General Electric Capital
     Corp., 5.88%, 02/15/12            75,000         80,182
  General Motors Acceptance
     Corp., 8.00%, 11/01/31           275,000        276,497
  Household Finance Corp.,
     7.00%, 05/15/12                   25,000         27,382
  Household Finance Corp.,
     6.38%, 11/27/12                  175,000        182,688
  International Lease Finance
     Corp., 4.38%, 12/15/05            50,000         50,598
  John Deere Capital Corp.,
     3.13%, 12/15/05                  125,000        126,099
  John Hancock Global Funding
     (144A), 7.90%, 07/02/10          125,000        146,637
  Lehman Brothers Holdings,
     Inc., 7.38%, 05/15/04            125,000        133,221
  MBNA Corp., 7.50%, 03/15/12          75,000         80,631
  Morgan Stanley Dean Witter
     Capital, 7.00%, 02/15/33         175,000        199,117
  Reed Elsevier Capital, Inc.,
     6.13%, 08/01/06                  150,000        163,889
  Simon Property Group, L.P.,
     7.38%, 01/20/06                  125,000        138,217
  Sprint Capital Corp., 5.88%,
     05/01/04                          25,000         24,750
  Sun Trust Banks, Inc., 5.05%,
     07/01/07                          75,000         80,448
  Sun Trust Banks, Inc., 5.45%,
     12/01/17                          75,000         77,376
  Verizon Global Funding Corp.,
     7.38%, 09/01/12                  100,000        115,054
  Washington Mutual, Inc.,
     5.63%, 01/15/07                   75,000         80,261
  Washington Mutual, Inc.,
     5.50%, 01/15/13                   50,000         50,975
                                                 -----------
                                                   3,491,899
                                                 -----------
Food & Beverages (0.91%)
  Coca-Cola Enterprises, Inc.,
     5.25%, 05/15/07                  150,000        161,272
  Conagra, Inc., 7.50%,
     09/15/05                         125,000        140,107
  Dean Foods Co., 8.15%,
     08/01/07                          75,000         78,938

                                   (continued)

                                     GACC-36

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Food & Beverages (continued)
  Kellogg Co., 6.00%, 04/01/06     $  100,000    $   108,393
  Tyson Foods, Inc., 6.63%,
     10/01/04                         100,000        106,326
                                                 -----------
                                                     595,036
                                                 -----------
Forest Products & Paper (0.50%)
  International Paper Co.,
     6.75%, 09/01/11                   75,000         83,453
  Potlatch Corp., 10.00%,
     07/15/11                          75,000         82,125
  Tembec Industries, Inc.,
     8.50%, 02/01/11                   25,000         25,188
  Weyerhaeuser Co., 6.00%,
     08/01/06                         125,000        131,899
                                                 -----------
                                                     322,665
                                                 -----------
Gas & Oil (0.08%)
  Chesapeake Energy Corp.,
     8.13%, 04/01/11                   25,000         25,750
  XTO Energy, Inc., 7.50%,
     04/15/12                          25,000         26,562
                                                 -----------
                                                      52,312
                                                 -----------
Gas & Pipeline Utilities (0.63%)
  KeySpan Corp., 6.15%,
     06/01/06                         125,000        135,811
  Plains All American Pipeline,
     L.P. (144A), 7.75%,
     10/15/12                          25,000         26,000
  PSEG Transition Funding,
     L.L.C., 5.98%, 06/15/08          225,000        246,043
                                                 -----------
                                                     407,854
                                                 -----------
Hotels & Restaurants (0.39%)
  John Q Hammons Hotels, L.P.,
     8.88%, 05/15/12                   75,000         75,375
  Park Place Entertainment
     Corp., 7.88%, 03/15/10           100,000        101,750
  Starwood Hotels & Resorts
     (144A), 7.88%, 05/01/12           50,000         49,500
  Yum! Brands, Inc., 7.70%,
     07/01/12                          25,000         26,000
                                                 -----------
                                                     252,625
                                                 -----------
Industrial Machinery (0.13%)
  Dover Corp., 6.50%, 02/15/11         75,000         83,850
                                                 -----------
Investment Brokerage (0.66%)
  Goldman Sachs Group, L.P.
     (144A), 6.63%, 12/01/04          100,000        107,567
  J.P. Morgan Chase & Co.,
     6.75%, 02/01/11                   50,000         54,361
  Merrill Lynch & Co., Inc.,
     4.00%, 11/15/07                   75,000         75,765

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Investment Brokerage (continued)
  Morgan Stanley Dean Witter &
     Co., 5.80%, 04/01/07          $  125,000    $   135,593
  The Goldman Sachs Group,
     Inc., 7.63%, 08/17/05             50,000         56,388
                                                 -----------
                                                     429,674
                                                 -----------
Iron & Steel (0.23%)
  Alaska Steel Corp., 7.88%,
     02/15/09                         150,000        151,500
                                                 -----------
Media (1.12%)
  AOL Time Warner, Inc., 7.63%,
     04/15/31                         100,000        102,778
  Clear Channel Communications,
     Inc., 7.25%, 09/15/03            100,000        102,018
  Comcast Cable Communications
     Corp., 6.38%, 01/30/06            75,000         78,472
  TCI Communications, Inc.,
     8.65%, 09/15/04                  100,000        107,365
  The Walt Disney Co., 3.90%,
     09/15/03                         200,000        202,372
  Univision Communications,
     Inc., 7.85%, 07/15/11             25,000         28,354
  USA Interactive (144A),
     7.00%, 01/15/13                   25,000         25,851
  Viacom, Inc., 6.40%, 01/30/06        75,000         82,802
                                                 -----------
                                                     730,012
                                                 -----------
Metals (0.04%)
  Trimas Corp. (144A), 9.88%,
     06/15/12                          25,000         24,750
                                                 -----------
Publishing (0.13%)
  Thomson Corp., 5.75%,
     02/01/08                          75,000         81,529
                                                 -----------
Railroads & Equipment (0.26%)
  Norfolk Southern Corp.,
     7.35%, 05/15/07                  100,000        114,832
  Union Pacific Corp., 6.63%,
     02/01/29                          50,000         54,863
                                                 -----------
                                                     169,695
                                                 -----------
Real Estate (0.16%)
  ERP Operating, L.P.(c),
     6.63%, 04/13/03                  100,000        106,335
                                                 -----------
Real Estate Investment Trust (0.31%)
  Chelsea Property Group, Inc.,
     6.00%, 01/15/13                   75,000         75,071
  Pan Pacific Retail
     Properties, Inc., 6.13%,
     01/15/13                          50,000         51,149

                                   (continued)

                                     GACC-37

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Real Estate Investment Trust (continued)
  Senior Housing Properties
     Trust, 8.63%, 01/15/12        $   25,000    $    24,625
  Vornado Realty Trust, 5.63%,
     06/15/07                          50,000         50,947
                                                 -----------
                                                     201,792
                                                 -----------
Retail (0.42%)
  Dillard's, Inc., 6.88%,
     06/01/05                          25,000         24,500
  Federated Department Stores,
     Inc., 7.00%, 02/15/28             25,000         26,311
  Safeway, Inc., 3.63%,
     11/05/03                          50,000         50,382
  Saks, Inc., 8.25%, 11/15/08          25,000         24,875
  The Kroger Co., 8.00%,
     09/15/29                         125,000        147,699
                                                 -----------
                                                     273,767
                                                 -----------
Telecommunications (0.87%)
  AT&T Corp., 6.38%, 03/15/04          75,000         76,875
  AT&T Wireless Services, Inc.,
     8.13%, 05/01/12                   50,000         50,250
  Citizens Communications Co.,
     8.50%, 05/15/06                   75,000         83,055
  Cox Communications, Inc.,
     7.75%, 08/15/06                   75,000         83,816
  SBC Communications, Inc.,
     5.75%, 05/02/06                   75,000         81,338
  Telecomunicaciones de Puerto
     Rico, Inc., 6.65%,
     05/15/06                          75,000         79,408
  Vodafone Airtouch, Plc.,
     7.63%, 02/15/05                  100,000        110,241
                                                 -----------
                                                     564,983
                                                 -----------
Transportation (0.04%)
  United Rentals, Inc., 10.75%,
     04/15/08                          25,000         24,875
                                                 -----------
U.S. Treasury (4.81%)
  United States Treasury Bond
     Strips, Zero Coupon,
     08/15/17                         500,000        242,861
  United States Treasury Bond
     Strips, Zero Coupon,
     08/15/21                         875,000        330,931
  United States Treasury Bond
     Strips, Zero Coupon,
     08/15/25                         900,000        272,601
  United States Treasury Bonds,
     7.25%, 05/15/16                   50,000         64,023
  United States Treasury Bonds,
     8.88%, 02/15/19                  415,000        612,806
  United States Treasury Bonds,
     6.75%, 08/15/26                  425,000        531,732
  United States Treasury Bonds,
     6.25%, 05/15/30                  175,000        209,419

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
U.S. Treasury (continued)
  United States Treasury Notes,
     5.88%, 11/15/04               $  175,000    $   189,007
  United States Treasury Notes,
     3.25%, 08/15/07                  325,000        333,049
  United States Treasury Notes,
     6.00%, 08/15/09                  300,000        348,796
                                                 -----------
                                                   3,135,225
                                                 -----------
Yankee (3.03%)
  Abitibi Consolidated, Inc.,
     8.55%, 08/01/10                   25,000         27,747
  British Sky Broadcasting
     Group, Plc., 6.88%,
     02/23/09                          75,000         76,687
  British Telecommunications,
     Plc. (c), 8.38%, 12/15/10         75,000         89,917
  Burlington Resources Finance
     Co., 7.40%, 12/01/31              50,000         58,622
  Deutsche Telekom
     International Finance
     BV (c), 8.75%, 06/15/30           75,000         86,636
  Deutsche Telekom
     International Finance BV,
     9.25%, 06/01/32                   25,000         31,714
  Federal Republic of
     Brazil (c), 8.00%,
     04/15/14                          92,356         60,501
  Flextronics International,
     Ltd., 9.88%, 07/01/10             75,000         80,812
  France Telecom S.A. (c),
     9.25%, 03/01/11                   50,000         57,814
  Luscar Coal, Ltd., 9.75%,
     10/15/11                         100,000        107,125
  MDP Acquisitions, Plc.
     (144A), 9.63%, 10/01/12           25,000         26,000
  National Republic of
     Bulgaria (c), 2.69%,
     01/28/03                          72,750         67,476
  People's Republic of China,
     7.30%, 12/15/08                   25,000         29,512
  Petroleos Mexicanos (144A),
     6.50%, 02/01/05                   25,000         26,469
  Republic of Chile, 5.63%,
     07/23/07                          75,000         79,126
  Republic of Colombia, 10.00%,
     01/23/12                         100,000        101,000
  Republic of Panama (c),
     5.00%, 07/17/03                   88,888         79,309
  Republic of Peru, 9.13%,
     01/15/08                          50,000         50,500
  Republic of Peru, 9.13%,
     02/21/12                          51,000         49,980
  Republic of Philippines,
     8.38%, 03/12/09                   75,000         75,188

                                   (continued)

                                     GACC-38

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

------------------------------------------------------------
                                      PAR          MARKET
BONDS & NOTES                        AMOUNT         VALUE
------------------------------------------------------------
Yankee (continued)
  @yRepublic of Poland(c),
     7.00%, 04/28/03               $   55,902    $    56,880
  Republic of South Africa,
     9.13%, 05/19/09                   75,000         89,437
  Republic of South Africa,
     7.38%, 04/25/12                   25,000         27,063
  Republic of Turkey, 12.38%,
     06/15/09                          50,000         54,325
  Republic of Ukraine, 11.00%,
     03/15/07                          63,000         65,205
  Russian Federation (c),
     5.00%, 03/31/07                   25,000         19,852
  Russian Federation, 8.25%,
     03/31/10                          75,000         79,350
  Tyco International Group
     S.A., 6.38%, 02/15/06            125,000        121,250
  United Mexican States, 9.88%,
     02/01/10                         100,000        122,760
  United Mexican States, 8.30%,
     8/15/31                           75,000         79,125
                                                 -----------
                                                   1,977,382
                                                 -----------

TOTAL BONDS & NOTES (32.89%)
(IDENTIFIED COST $20,384,041)                     21,427,263
                                                 -----------
------------------------------------------------------------
SHORT TERM INVESTMENTS
------------------------------------------------------------
Commercial Paper (1.53%)
  American Express Credit
     Corp., 1.29%, 01/17/03         1,000,000        999,427
                                                 -----------
Money Market Fund (4.58%)
  SSGA Funds, 1.03%                 2,983,298      2,983,298
                                                 -----------

TOTAL SHORT TERM INVESTMENTS (6.11%)
(IDENTIFIED COST $3,982,725)                       3,982,725
                                                 -----------

TOTAL INVESTMENTS (100.36%)
(IDENTIFIED COST $69,125,475) (A)                 65,393,573

  Other Net Assets (-0.36%)                         (231,601)
                                                 -----------

TOTAL NET ASSETS (100.00%)                       $65,161,972
                                                 ===========

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $69,684,861 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments in
      which there is an excess of value
      over tax cost                           $ 2,007,301
    Aggregate gross unrealized
      depreciation for all investments in
      which there is an excess of tax cost
      over value                               (6,298,589)
                                              -----------
    Net unrealized depreciation               $(4,291,288)
                                              ===========

(b)  Non-income producing security.

(c)  Variable or Floating Rate Security. Rate disclosed is as of
December 31, 2002.

Key to Abbreviations:

144A - Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,406,898 or 2.16% of net assets.

ADR - An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

TBA - A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                     GACC-39

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                             $ 65,393,573
  Cash                                                   73,195
  Receivable for:
    Securities sold                                      33,222
    Dividends and interest                              348,038
                                                   ------------
      Total Assets                                   65,848,028
                                                   ------------
LIABILITIES:
  Payable for:
    Securities purchased                                575,672
    Shares redeemed                                      73,565
    Foreign taxes                                           386
  Accrued expenses payable to:
    Conning Asset Management Company                     30,828
    General American Life Insurance Company               5,605
                                                   ------------
      Total Liabilities                                 686,056
                                                   ------------
  Net Assets                                       $ 65,161,972
                                                   ============
COMPONENTS OF NET ASSETS:
  Capital paid in                                  $ 80,589,774
  Accumulated net realized gains (losses)           (11,695,900)
  Unrealized appreciation (depreciation) on
    investments                                      (3,731,902)
                                                   ------------
  Net Assets                                       $ 65,161,972
                                                   ============
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING             1,803,358
  Net asset value per share (Total net assets
    divided by total shares of capital stock
    outstanding)                                   $      36.13
IDENTIFIED COST OF INVESTMENTS                     $ 69,125,475

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                       $    561,485(a)
  Interest                                           1,723,863
                                                  ------------
                                                     2,285,348
                                                  ------------
EXPENSES:
  Investment management fee                            413,279
  Administrative fee                                    75,264
                                                  ------------
    Total expenses                                     488,543
                                                  ------------
      Net Investment Income                          1,796,805
                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net                                (8,899,949)
  Unrealized appreciation (depreciation) on:
    Investments--net                                (4,838,676)
                                                  ------------
  Net gain (loss)                                  (13,738,625)
                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                      $(11,941,820)
                                                  ============

(a) Net of foreign taxes of $4,138.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31,              DECEMBER 31,
                                                                ----------------            -------------
                                                                      2002                      2001
                                                                ----------------            -------------
From Operations:
  Net investment income                                           $  1,796,805              $   2,875,572
  Net realized gain (loss)                                          (8,899,949)                (2,403,664)
  Unrealized appreciation (depreciation)                            (4,838,676)                (8,825,774)
                                                                  ------------              -------------
    Increase (decrease) in net assets from operations              (11,941,820)                (8,353,866)
                                                                  ------------              -------------
From Distributions to Shareholders
  Net investment income                                             (2,877,294)                         0
                                                                  ------------              -------------
    Total distributions                                             (2,877,294)                         0
                                                                  ------------              -------------
From Capital Share Transactions
  Proceeds from sale of shares                                      10,202,004                 16,749,682
  Reinvestment of distributions                                      2,877,294                          0
  Cost of shares redeemed                                          (31,089,360)               (57,762,760)
                                                                  ------------              -------------
    Increase (decrease) in net assets from capital share
     transactions                                                  (18,010,062)               (41,013,078)
                                                                  ------------              -------------
    Total increase (decrease) in net assets                        (32,829,176)               (49,366,944)
Net Assets
  Beginning of the year                                             97,991,148                147,358,092
                                                                  ------------              -------------
  End of the year                                                 $ 65,161,972              $  97,991,148
                                                                  ============              =============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                                 $          0              $     125,770
                                                                  ============              =============
Number of Shares of the Fund:
  Issued from the sale of shares                                       258,001                    383,722
  Issued in reinvestment of distributions                               78,841                          0
  Redeemed                                                            (767,196)                (1,288,510)
                                                                  ------------              -------------
  Net Change                                                          (430,354)                  (904,788)
                                                                  ============              =============

                See accompanying notes to financial statements.

                                     GACC-40

             GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                           2002          2001           2000           1999           1998
                                                          -------       -------       --------       --------       --------
Net Asset Value, Beginning of Year                        $ 43.87       $ 46.95       $  46.32       $  37.55       $  31.86
                                                          -------       -------       --------       --------       --------
Income From Investment Operations:
  Net investment income                                      1.00          1.30           0.91           0.63           0.81
Net realized and unrealized gain (loss) on
  investments                                               (7.16)        (4.38)         (0.28)          8.14           4.88
                                                          -------       -------       --------       --------       --------
Total from investment operations                            (6.16)        (3.08)          0.63           8.77           5.69
                                                          -------       -------       --------       --------       --------
Less Distributions
  Distributions from net investment income                  (1.58)         0.00           0.00           0.00           0.00
                                                          -------       -------       --------       --------       --------
  Total distributions                                       (1.58)         0.00           0.00           0.00           0.00
                                                          -------       -------       --------       --------       --------
Net Asset Value, End of Year                              $ 36.13       $ 43.87       $  46.95       $  46.32       $  37.55
                                                          =======       =======       ========       ========       ========
Total Return (%)                                            (14.1)         (6.6)           1.4           23.4           17.9
Net assets, end of year (000)                             $65,162       $97,991       $147,358       $152,061       $124,510
Ratio of operating expenses to average net assets (%)        0.65          0.60           0.60           0.60           0.60
Ratio of net investment income to average net
  assets (%)                                                 2.39          2.56           1.88           1.56           2.42
Portfolio turnover rate (%)                                   115           125            155             12             34

                See accompanying notes to financial statements.

                                     GACC-41

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

MANAGEMENT DISCUSSION

The International Index Fund returned -14.9% for the year ended December 31, 2002 compared to the MSCI EAFE Index, which lost 15.9%. The three largest sectors of the Index, United Kingdom (27.36%), Japan (20.98%) and France (9.11%) returned -15.23%, -10.28%, and -21.18% respectively. During the year the value of the Euro rose from $0.89 to $1.05, while the Yen gained strength from 132y/$ to 119y/$. The European Central Bank reduced its benchmark rate to 2.75% during December (previously 3.25%) after holding rates steady for most of the year. The 5-year return for the Fund was -2.4% versus -2.9% for the Index.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                  INTERNATIONAL INDEX FUND               MSCI EAFE INDEX
                                                                  ------------------------               ---------------
2/16/93                                                                    10000                              10000
1993                                                                       13103                              13257
1994                                                                       13944                              14286
1995                                                                       15109                              15888
1996                                                                       16227                              16850
1997                                                                       16595                              17148
1998                                                                       19874                              20573
1999                                                                       25653                              26121
2000                                                                       21871                              22423
2001                                                                       17284                              17614
2002                                                                       14701                              14808

AVERAGE ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 2002                               INTERNATIONAL INDEX FUND      MSCI EAFE INDEX
1 Year                                                                 -14.9%                   -15.9%
5 Years                                                                 -2.4%                    -2.9%
Since Inception                                                          4.0%                     4.0%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.

                                     GACC-42

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Australia (4.20%)
  AMP, Ltd.                             2,131    $   13,416
  Australia & New Zealand Bank
     Group                              2,882        28,156
  BHP Billiton, Ltd.                    7,374        42,146
  BHP Steel, Ltd.                       1,474         2,681
  Brambles Industries, Ltd.             2,510         6,643
  Commonwealth Bank of Australia        2,076        31,563
  Fosters Group, Ltd.                   6,462        16,374
  National Australia Bank               2,849        50,936
  News Corp., Ltd.                      2,343        15,146
  OneSteel, Ltd.                       16,225        16,445
  Rio Tinto, Ltd.                         896        17,129
  Telstra Corp.                         3,751         9,315
  Westpac Banking Corp.                 4,165        32,248
  WMC Resources, Ltd.                   2,935         6,974
  WMC, Ltd.                             2,935         8,098
  Woolworths, Ltd.                      2,631        16,889
                                                 ----------
                                                    314,159
                                                 ----------
Belgium (0.63%)
  Dexia                                   385         4,779
  Electrabel S.A.                          60        14,575
  Fortis                                  446         7,863
  Fortis Belgium Banque(b)                  5             0
  GPE Bruxelles Lam                       224         9,169
  KBC Bankverzekerin NpV                  348        11,098
  Total Fina Elf S.A.(b)                  450             5
                                                 ----------
                                                     47,489
                                                 ----------
Bermuda (0.08%)
  Johnson Electric Holdings, Ltd.       5,500         6,065
                                                 ----------
Denmark (0.90%)
  Dampskibsselskabe Svendborg A/S           2        20,344
  Dampskibsselskabet Torm A/S               2        14,043
  Danske Bank A/S                         700        11,571
  Novo Nordisk A/S                        375        10,834
  Novozymes A/S (Series B)                215         4,495
  Tele Danmark A/S                        238         5,783
                                                 ----------
                                                     67,070
                                                 ----------
Finland (1.80%)
  Metso Oyj                             1,032        11,154
  Nokia AB Oyj                          5,800        92,206
  Stora Enso Oyj                        1,100        11,600
  UPM-Kymmene Oyj                         600        19,266
                                                 ----------
                                                    134,226
                                                 ----------
France (9.06%)
  Accor S.A.                              450        13,628
  Air Liquide S.A.                        259        34,163
  Alcatel S.A.                          3,116        13,667

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
France (continued)
  Alstom                                  438    $    2,183
  Aventis S.A.                            977        53,106
  AXA                                   1,540        20,668
  BNP Paribas S.A.                        882        35,938
  Bouygues S.A. (b)                       420        11,732
  Cap Gemini S.A.                         261         5,965
  Carrefour S.A.                          649        28,896
  Casino Guichard-Perrachon S.A.          153        11,359
  Compagnie de Saint-Gobain S.A.          660        19,364
  Dassault Systemes S.A.                  159         3,427
  France Telecom S.A.                   1,014        17,748
  Groupe Danone                           177        23,811
  L'Oreal S.A.                            452        34,411
  Lafarge S.A.                            249        18,760
  Lagardere S.C.A                         227         9,221
  LVMH Moet Hennessy Louis Vuitton
     S.A. (b)                             353        14,502
  Peugoet S.A.                            444        18,105
  Pinault-Printemps-Redoute S.A.          100         7,356
  Sagem S.A.                              104         7,039
  Sanofi-Synthelabo S.A.                  550        33,618
  Schneider Electric S.A.                 426        20,156
  Society General de France S.A.          408        23,761
  Sodexho Alliance                        206         4,756
  ST Microelectronics                     700        13,721
  Suez S.A.                             1,185        20,567
  Thompson CSF                            244         6,460
  Total Fina S.A.                         839       119,822
  Vivendi Universal S.A.                1,832        29,586
                                                 ----------
                                                    677,496
                                                 ----------
Germany (5.72%)
  Allianz AG                              200        19,025
  BASF AG                               1,000        37,860
  Bayer AG                              1,100        23,605
  Bayerishe Hypo-und Vereinsbank
     AG                                   534         8,529
  Beiersdorf AG                           200        22,267
  DaimlerChrysler AG                    1,204        37,081
  Deutsche Bank AG                        700        32,246
  Deutsche Telekom AG                   2,500        32,136
  EON AG                                  820        33,085
  Epcos AG                                110         1,139
  Fresenius Medical Care AG               100         4,141
  Infineon Technologies AG                400         2,934
  Lufthansa AG                            700         6,449
  Metro AG                                250         5,968
  Muenchener Ruckverssicherungs AG        100        11,963
  RWE AG                                  550        14,255

                                   (continued)

                                     GACC-43

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Germany (continued)
  SAP AG                                  450    $   35,661
  Schering AG                             500        21,748
  Siemens AG                            1,050        44,623
  Thyssen Krupp AG                      1,000        11,175
  Volkswagen AG                           600        21,872
                                                 ----------
                                                    427,762
                                                 ----------
Hong Kong (1.46%)
  Bank of East Asia, Ltd.               3,400         5,820
  Cheung Kong Holdings, Ltd.            1,000         6,508
  CLP Holdings, Ltd.                    3,100        12,482
  Hang Seng Bank, Ltd.                    800         8,515
  Henderson Land Development Co.        2,000         6,014
  Hong Kong & China Gas Co., Ltd.       8,580        11,057
  HSBC Holdings, Plc.                     600         6,559
  Hutchison Whampoa, Ltd.               2,600        16,270
  New World Development Co.             5,000         2,484
  Pacific Century Insurance
     Holdings, Ltd.                    15,860         2,502
  Sun Hung Kai Properties, Ltd.         2,000        11,823
  Swire Pacific, Ltd.                   3,000        11,483
  Wharf Holdings, Ltd.                  4,000         7,566
                                                 ----------
                                                    109,083
                                                 ----------
Ireland (0.70%)
  Allied Irish Banks, Plc.              1,538        20,755
  Bank of Ireland                       1,758        17,986
  CRH, Plc.                             1,024        12,626
  Elan Corp.                              426           965
                                                 ----------
                                                     52,332
                                                 ----------
Italy (3.89%)
  Assicuraziono Generali SpA            1,325        27,251
  Autostrade SpA                        2,000        19,896
  Banca Intesa SpA                      6,250        13,182
  BCA di Roma                             862         1,102
  Bipop Carire                          2,500         1,167
  Enel SpA                              1,756         9,140
  Eni SpA                               4,543        72,222
  FIAT SpA                                870         7,075
  Mediaset SpA                          1,700        12,951
  Mediobanca SpA                        1,250        10,284
  RAS SpA                               1,200        14,607
  Sao Paolo Imi SpA                     1,961        12,758
  Telecom Italia Mobile SpA             5,698        26,009
  Telecom Italia SpA                    2,950        14,890
  Telecom Italia SpA - RNC              3,405        25,833
  UniCredito Italiano SpA               5,654        22,605
                                                 ----------
                                                    290,972
                                                 ----------

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Japan (20.18%)
  Acom Co., Ltd.                          100    $    3,286
  Advantest Corp.                         100         4,483
  Ajinomoto Co., Inc.                   1,000        10,441
  Asahi Chemical Industry Co.           4,000         9,910
  Asahi Glass Co.                       2,000        12,252
  Benesse Corp.                           300         3,362
  Bridgestone Corp.                     1,000        12,387
  Canon, Inc.                           1,000        37,667
  Central Japan Railway                     3        18,682
  Chubu Electric Power                  1,800        32,156
  Dai-Nippon Printng Co.                2,000        22,129
  Daiichi Pharmacy Co.                  1,000        14,351
  Daiwa Bank Holdings, Inc.             7,000         3,834
  Daiwa Securities Group, Inc.          2,000         8,882
  Denso Corp.                           1,000        16,407
  East Japan Railway, Ltd.                  5        24,817
  Eisai Co.                             1,000        22,457
  Fanuc, Ltd.                             300        13,272
  Fuji Photo Film Co.                   1,000        32,611
  Fujitsu                               3,000         8,570
  Furukawa Electric Co., Ltd.           1,000         2,098
  Hitachi                               4,000        15,337
  Honda Motor Co.                       1,000        36,993
  Hoya Corp.                              300        21,008
  Ito-Yokado Co.                        1,000        29,494
  Itochu Corp. (b)                      3,000         6,497
  Japan Airlines System Corp.           2,000         4,264
  Japan Tobacco, Inc.                       2        13,382
  Kansai Electric Power                 1,100        16,620
  Kao Corp.                             1,000        21,952
  Keyence Corp.                           100        17,401
  Kinki Nippon Railway Co.              4,120         8,888
  Kirin Brewery Co.                     2,000        12,724
  Komatsu, Ltd.                         3,000         9,783
  Konami Co.                              200         4,618
  Kyocera Corp.                           200        11,646
  Kyushu Electic Power                    400         5,852
  Matsushita Electric Industry Co.      2,000        19,719
  Millea Holdings, Inc.                     2        14,393
  Mitsubishi Chemical Foam Plastic
     Corp.                              4,157         8,302
  Mitsubishi Corp.                      2,000        12,219
  Mitsubishi Electric Corp.             3,000         6,927
  Mitsubishi Estate Co., Ltd.           2,000        15,236
  Mitsubishi Heavy Industries,
     Ltd.                               6,000        14,662
  Mitsubishi Tokyo Financial
     Group, Inc.                            4        21,741
  Mitsui & Co.                          3,000        14,005
  Mitsui Fudosan Co.                    2,000        12,977

                                   (continued)

                                     GACC-44

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Japan (continued)
  Mizuho Holdings, Inc.                     6    $    5,612
  Murata Manufactoring Co.                300        11,755
  NEC Corp.                             3,000        11,224
  Nikko Securities, Ltd.                1,000         3,371
  Nintendo Co.                            100         9,345
  Nippon Mitsubishi Oil Corp.           3,000        13,601
  Nippon Sheet Glass Co., Ltd.          1,000         1,795
  Nippon Steel Corp.                   13,000        15,227
  Nippon Telephone & Telegraph
     Corp.                                  3        10,896
  Nissan Motor Co., Ltd. (b)            4,000        31,213
  Nitto Denko Corp.                       400        11,393
  Nomura Securities Co., Ltd.           2,000        22,482
  NTT Data Corp.                            1         2,764
  NTT DoCoMo, Inc.                         10        18,455
  Omron Corp.                           1,000        14,747
  Oriental Land Co., Ltd.                 200        12,118
  Orix Corp.                              100         6,446
  Osaka Gas Co.                         2,000         4,938
  Promise Co.                             200         7,129
  Ricoh Co., Ltd.                       1,000        16,407
  Rohm Co.                                200        25,466
  Sankyo Co.                            1,000        12,547
  Sanyo Electric Co.                    3,000         7,812
  Secom Co.                               500        17,148
  Sekisui House, Ltd.                   2,000        14,157
  Sharp Corp.                           2,000        18,994
  Shin-Etsu Chemical Co.                1,000        32,780
  Shionogi & Co.                        1,000        14,140
  Shizuoka Bank                         2,000        12,893
  SMC Corp.                               200        18,775
  Softbank Corp.                          300         3,425
  Sony Corp.                            1,100        45,976
  Sumitomo Chemical, Ltd.               3,000        11,856
  Sumitomo Corp.                        2,000         8,595
  Sumitomo Electric Industries,
     Ltd.                               2,000        12,960
  Sumitomo Mitsui Financial Group,
     Inc.                                   4        12,505
  Sumitomo Trust & Banking Co.,
     Ltd.                               2,000         8,107
  Taisho Pharmaceutical Co.             1,000        14,705
  Takeda Chemical Industries, Ltd.      1,000        41,797
  Takefuji Corp.                          400        23,089
  TDK Corp.                               200         8,056
  Tohoku Electric Power, Ltd.           1,200        17,666
  Tokyo Electric Power, Ltd.            1,200        22,803
  Tokyo Electron, Ltd.                    200         9,050
  Tokyo Gas Co.                         6,000        18,808
  Toppan Printing Co.                   2,000        15,050
  Toshiba Corp.                         5,000        15,674
  Toyota Motor Corp.                    2,900        77,956

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Japan (continued)
  UFJ Holdings, Inc.                        2    $    2,022
  Yamanouchi Pharmaceutical Co.,
     Ltd.                               1,000        28,988
  Yamato Transport Co.                  1,000        13,061
                                                 ----------
                                                  1,508,473
                                                 ----------
Netherlands (5.27%)
  ABN AMRO Holdings NV                  1,687        27,580
  Aegon NV                              1,438        18,500
  Akzo Nobel NV                           664        21,063
  ASML Holding NV (b)                     617         5,154
  European Aeronautic Defense &
     Space Co.                            272         2,811
  Heineken NV                             270        10,540
  ING Bank NV                           2,114        35,804
  Koninklijke Ahold NV                    891        11,313
  Koninklijke KPN NV                    2,697        17,547
  Koninklijke Numico NV                   180         2,267
  Koninklijke Philips Electronics
     NV                                 1,743        30,544
  Reed Elsevier NV                      1,443        17,640
  Royal Dutch Petroleum Co.             2,687       118,282
  TNT Post Group NV                       797        12,921
  Unilever NV                             707        43,437
  VNU NV                                  292         7,614
  Wolters Kluwer NV                       630        10,974
                                                 ----------
                                                    393,991
                                                 ----------
New Zealand (0.06%)
  Telecom Corp. of New Zealand          1,846         4,374
                                                 ----------
Norway (0.48%)
  Den Norske Bank ASA                   1,900         8,941
  Norsk Hydro ASA                         600        26,892
                                                 ----------
                                                     35,833
                                                 ----------
Portugal (0.48%)
  Banco Comercial Portugues S.A.        4,071         9,740
  Electricidade de Portugal S.A.        5,000         8,342
  Portugal Telecom S.A.                 2,550        17,527
                                                 ----------
                                                     35,609
                                                 ----------
Singapore (0.66%)
  Chartered Semiconductor
     Manufacturing, Ltd.                3,000         1,228
  DBS Group Holdings, Inc.              2,000        12,684
  Haw Par Corp., Ltd.                      81           152
  Overseas-Chinese Banking Corp.        2,040        11,350
  Singapore Airlines, Ltd.              1,000         5,881
  Singapore Telecommunications,
     Ltd.                               6,000         4,289
  United Overseas Bank, Ltd.            2,000        13,606
                                                 ----------
                                                     49,190
                                                 ----------

                                   (continued)

                                     GACC-45

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Spain (3.27%)
  Altadis S.A.                            718    $   16,380
  Banco Bilbao Vizcaya Argentaria,
     S.A.                               3,834        36,691
  Banco Central HispanAmericano
     S.A.                               5,134        35,233
  Endesa S.A.                           1,527        17,866
  Gas Natural SDG S.A.                    875        16,592
  Iberdrola S.A.                        1,974        27,653
  Repsol S.A.                           2,455        32,459
  Telefonica S.A. (b)                   6,839        61,215
                                                 ----------
                                                    244,089
                                                 ----------
Sweden (1.75%)
  Electrolux AB                           300         4,734
  Hennes & Mauritz AB                   1,000        19,281
  LM Ericsson Telephone                16,000        11,201
  Nordea AB                             3,500        15,425
  Sandvik AB                              750        16,741
  Securitas AB                            800         9,549
  Skandia Forsaekrings, Ltd.            1,400         3,728
  Skandinavska Enskilda Banken AB       1,600        13,313
  Svenska Handelsbanken                 1,200        15,975
  Telia (b)                             2,000         7,529
  Volvo AB (Series B)                     800        13,037
                                                 ----------
                                                    130,513
                                                 ----------
Switzerland (8.41%)
  ABB, Ltd.                             1,692         4,809
  Adecco S.A.                             170         6,664
  AstraZeneca, Plc                      1,866        65,531
  Credit Suisse Group                   1,320        28,640
  Givaudan AG (b)                          29        13,004
  Holcim, Ltd. (Class B)                  100        18,153
  Nestle S.A.                             450        95,357
  Novartis AG                           3,800       138,649
  Richemont Cie Finance AG              1,000        18,659
  Roche Holdings AG                     1,000        69,683
  Roche Holdings AG Genusschein            89        11,264
  Swiss Reinsurance                       300        19,679
  Swisscom AG                             110        31,862
  Syngenta                                374        20,231
  UBS AG                                1,566        76,109
  Zurich Financial Services AG            109        10,169
                                                 ----------
                                                    628,463
                                                 ----------
United Kingdom (27.38%)
  3i Group, Plc.                        1,480        13,224
  Allied Irish Banks, Plc.              3,218        44,168
  Amvescap, Plc.                        1,690        10,829
  ARM Holdings, Plc. (b)                1,804         1,394
  AstraZeneca, Plc.                     1,894        67,691
  BAA, Plc.                             2,418        19,619

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
United Kingdom (continued)
  BAE Systems, Inc.                     5,530    $   11,039
  Barclays, Plc.                       10,256        63,568
  Bass, Plc.                            2,453        19,824
  BG Group, Plc.                        4,593        19,817
  Billiton, Plc.                        3,512        18,757
  BOC Group, Plc.                       1,152        16,469
  Boots Co., Plc.                       1,713        16,160
  BP Amoco, Plc.                       30,100       206,916
  Brambles Industries, Plc.             1,673         4,094
  British Airways, Plc.                 1,423         3,093
  British America Tobacco, Plc.         2,813        28,100
  British Sky Broadcasting Group,
     Plc.                               1,389        14,289
  BT Group, Plc.                       10,898        34,212
  Cable & Wireless, Plc.                6,300         4,539
  Cadbury Schweppes, Plc.               4,473        27,868
  Centrica, Plc.                        5,577        15,353
  CGNU, Plc.                            3,209        22,886
  Compass Group, Plc.                   4,235        22,499
  Diageo, Plc.                          5,184        56,334
  Dixons Group, Plc.                    4,000         9,337
  EMI Group, Plc.                       2,221         4,970
  GKN, Plc.                             1,673         5,407
  GlaxoSmithKline, Plc.                 7,735       148,435
  Granada Compass, Plc.                 5,564         7,144
  Great University Stores, Plc.         2,301        21,374
  Hays, Plc.                            4,451         6,646
  HBOS, Plc.                            5,308        55,972
  HSBC Holdings, Plc.                  12,863       142,161
  Imperial Tobacco Group, Plc.          1,130        19,192
  Invensys, Plc.                        8,008         6,801
  J. Sainsbury, Plc.                    2,889        12,965
  Kingfisher, Plc.                      2,882        10,323
  Land Securities Group, Plc.           1,278        16,151
  Legal & General Group, Plc.           9,776        15,109
  Lloyds TSB Group, Plc.                8,285        59,488
  Logica, Plc.                          2,009         4,851
  Marks & Spencer Group, Plc.           5,281        26,781
  Marks & Spencer Group, Plc.
     (Class B)                          6,524         7,274
  National Grid Group, Plc.             4,294        31,557
  National Power, Plc.                  2,421         3,732
  Pearson, Plc.                         1,411        13,050
  Prudential, Plc.                      5,544        39,182
  Reckitt Benckiser, Plc.                 994        19,283
  Reed Elsevier, Plc.                   2,292        19,630
  Rentokil Group, Plc.                  4,200        14,876
  Reuters Group, Plc.                   3,636        10,390
  Rio Tinto, Ltd.                       1,937        38,668

                                   (continued)

                                     GACC-46

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
United Kingdom (continued)
  Royal & Sun Alliance Insurance
     Group, Plc.                        2,500    $    4,860
  Royal Bank Scotland Group, Plc.       4,386       105,068
  Safeway, Plc.                         3,000        10,299
  Sage Group, Ltd.                      3,099         6,635
  Scottish & Southern Energy, Plc.      1,270        13,903
  Scottish Power, Plc.                  5,206        30,382
  Shell Transportation & Trading
     Co.                               12,000        79,014
  Smiths Industries, Plc.               1,375        15,396
  Tesco, Plc.                          10,804        33,743
  Unilever NV                           4,806        45,727
  Vodafone Group, Plc.                 85,256       155,440
  WPP Group, Plc.                       1,658        12,665
                                                 ----------
                                                  2,046,623
                                                 ----------
United States (0.14%)
  Telefonica S.A. (ADR)                   392        10,415
                                                 ----------

TOTAL COMMON STOCKS (96.52%)
(IDENTIFIED COST $9,664,193)                      7,214,227
                                                 ----------

-----------------------------------------------------------
                                        PAR
BONDS & NOTES                         AMOUNT
-----------------------------------------------------------
United Kingdom (0.01%)
  British Aerospace, 7.45%,
     11/29/03                         $   285           468
                                                 ----------

TOTAL BONDS & NOTES (0.01%)
(IDENTIFIED COST $183)                                  468
                                                 ----------

-----------------------------------------------------------
PREFERRED STOCKS                      SHARES
-----------------------------------------------------------
Australia (0.19%)
  News Corp., Ltd.                      2,593        13,944
                                                 ----------

Belgium (0.00%)
  Fortis                                2,079            22
                                                 ----------

TOTAL PREFERRED STOCKS (0.19%)
(IDENTIFIED COST $32,043)                            13,966
                                                 ----------

TOTAL INVESTMENTS (96.72%)
(IDENTIFIED COST $9,696,419)(A)                   7,228,661

  Other Net Assets (3.28%)                          245,514
                                                 ----------

TOTAL NET ASSETS (100.00%)                       $7,474,175
                                                 ==========

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $9,696,419 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments in
      which there is an excess of value
      over tax cost                           $   748,056
    Aggregate gross unrealized
      depreciation for all investments in
      which there is an excess of tax cost
      over value                               (3,215,814)
                                              -----------
    Net unrealized depreciation               $(2,467,758)
                                              ===========

(b)  Non-income producing security.

Key to Abbreviations:

ADR - An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

-------------------------------------------------------------------------------
                                                                     PERCENTAGE
     TEN LARGEST INDUSTRIES                                           OF TOTAL
     AS OF DECEMBER 31, 2002                                         NET ASSETS
-------------------------------------------------------------------------------
 1.  Banks                                                              13.5%
 2.  Drugs & Health Care                                                10.6
 3.  Gas & Oil                                                           8.2
 4.  Telecommunications                                                  5.8
 5.  Food & Beverages                                                    5.7
 6.  Electric Utilities                                                  3.8
 7.  Insurance                                                           3.8
 8.  Computers & Business Equipment                                      3.4
 9.  Automobiles                                                         3.3
10.  Communication Services                                              3.2

                                     GACC-47

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                         $ 7,228,661
  Cash                                             273,246
  Foreign cash at value
     (Identified cost $15,572 )                     15,914
  Receivable for:
     Dividends and interest                          7,212
     Foreign taxes                                  28,657
                                               -----------
       Total Assets                              7,553,690
                                               -----------
LIABILITIES:
  Payable for:
     Investments purchased           $14,416
     Fund shares redeemed             59,282
     Withholding taxes                   751
  Accrued expenses payable to:
     Conning Asset Management
       Company                         3,166
     General American Life
       Insurance Company               1,900
                                     -------
       Total Liabilities                            79,515
                                               -----------
  Net Assets                                   $ 7,474,175
                                               ===========
COMPONENTS OF NET ASSETS:
  Capital paid in                              $10,145,497
  Accumulated net realized gains
     (losses)                                     (206,860)
  Unrealized appreciation
     (depreciation) on investments
     and foreign currency                       (2,464,462)
                                               -----------
  Net Assets                                   $ 7,474,175
                                               ===========
TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                      516,094
  Net asset value per share (Total
     net assets divided by total
     shares of capital stock
     outstanding)                              $     14.48
IDENTIFIED COST OF INVESTMENTS                 $ 9,696,419

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                      $   158,467(a)
  Interest                                             3,142
                                                 -----------
                                                     161,609
                                                 -----------
EXPENSES:
  Investment management fee                           39,932
  Administrative fee                                  23,959
                                                 -----------
     Total expenses                                   63,891
                                                 -----------
       Net Investment Income                          97,718
                                                 -----------
REALIZED AND UNREALIZED GAIN
  (LOSS)
  Realized gain (loss) on:
     Investments--net             $  (143,986)
     Foreign currency
       transactions--net               (2,077)      (146,063)
                                  -----------
Unrealized appreciation
  (depreciation) on:
     Investments--net              (1,225,749)
     Foreign currency
       transactions--net                4,101     (1,221,648)
                                  -----------    -----------
Net gain (loss)                                   (1,367,711)
                                                 -----------
NET INCREASE (DECREASE) IN NET
  ASSETS
  FROM OPERATIONS                                $(1,269,993)
                                                 ===========

(a)  Net of foreign taxes of $19,549.

                See accompanying notes to financial statements.

                                     GACC-48

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED              YEAR ENDED
                                                                DECEMBER 31,            DECEMBER 31,
                                                                ------------            ------------
                                                                    2002                    2001
                                                                ------------            ------------
From Operations:
  Net investment income                                         $    97,718             $   110,223
  Net realized gain (loss)                                         (146,063)                (60,354)
  Unrealized appreciation (depreciation)                         (1,221,648)             (2,371,127)
                                                                -----------             -----------
     Increase (decrease) in net assets from operations           (1,269,993)             (2,321,258)
                                                                -----------             -----------
From Distributions to Shareholders
  Net investment income                                            (110,715)                      0
                                                                -----------             -----------
     Total distributions                                           (110,715)                      0
                                                                -----------             -----------
From Capital Share Transactions
  Proceeds from sale of shares                                    2,460,724               1,243,391
  Reinvestment of distributions                                     110,715                       0
  Cost of shares redeemed                                        (2,242,841)             (1,366,939)
                                                                -----------             -----------
     Increase (decrease) in net assets from capital share
      transactions                                                  328,598                (123,548)
                                                                -----------             -----------
     Total increase (decrease) in net assets                     (1,052,110)             (2,444,806)
Net Assets
  Beginning of the year                                           8,526,285              10,971,091
                                                                -----------             -----------
  End of the year                                               $ 7,474,175             $ 8,526,285
                                                                ===========             ===========
Undistributed (Overdistributed) Net Investment Income
  End of the year                                               $         0             $   (12,299)
                                                                ===========             ===========
Number of Shares of the Fund:
  Issued from the sale of shares                                    163,098                  65,160
  Issued in reinvestment of distributions                             7,546                       0
  Redeemed                                                         (147,863)                (73,472)
                                                                -----------             -----------
Net Change                                                           22,781                  (8,312)
                                                                ===========             ===========

                See accompanying notes to financial statements.
                                     GACC-49

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------
                                                                2002         2001         2000          1999          1998
                                                               ------       ------       -------       -------       -------
Net Asset Value, Beginning of Year                             $17.28       $21.87       $ 25.65       $ 19.87       $ 16.60
                                                               ------       ------       -------       -------       -------
Income From Investment Operations:
Net investment income                                            0.20         0.22          0.15          0.26          0.24
Net realized and unrealized gain (loss) on investments          (2.78)       (4.81)        (3.93)         5.52          3.03
                                                               ------       ------       -------       -------       -------
Total from investment operations                                (2.58)       (4.59)        (3.78)         5.78          3.27
                                                               ------       ------       -------       -------       -------
Less Distributions
Distributions from net investment income                        (0.22)        0.00          0.00          0.00          0.00
                                                               ------       ------       -------       -------       -------
Total distributions                                             (0.22)        0.00          0.00          0.00          0.00
                                                               ------       ------       -------       -------       -------
Net Asset Value, End of Year                                   $14.48       $17.28       $ 21.87       $ 25.65       $ 19.87
                                                               ======       ======       =======       =======       =======

Total Return (%)                                                (14.9)       (21.0)        (14.7)         29.1          19.8
Net assets, end of year (000)                                  $7,474       $8,526       $10,971       $14,111       $10,695
Ratio of operating expenses to average net assets (%)            0.80         0.80          0.78          0.79          0.80
Ratio of net investment income to average net assets (%)         1.22         1.19          0.67          1.17          1.29
Portfolio turnover rate (%)                                         1           17            54            25             5

                See accompanying notes to financial statements.
                                     GACC-50

              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

MANAGEMENT DISCUSSION

For the year ended December 31, 2002, the Fund returned -27.2% versus -27.4% for the Russell Mid Cap Growth Index. The Fund's performance for the second half of 2002 was -11.0%, versus -9.6% for the Russell Mid Cap Growth Index.

Beneficial performance for the past six months in the Consumer Discretionary sector aided return comparisons. Health Care, a sector that benefited from stock selection in the third quarter, had weaker stock selection in the past three months and contributed to the portfolio's underperformance. Technology, a sector in which the Fund had less than the benchmark exposure, was one of the top performing sectors in the Russell Mid Cap Growth index. Returns were helped by exposure to a strong semiconductor selection.

While the Mid Cap Growth sector has underperformed the market for the last several years, we believe there are many compelling opportunities that have been created due to this underperformance. While we expect the market to continue to be volatile, we believe that prices have come down to a level where risk-reward ratios are more attractive and expect the Mid Cap growth segment to better perform in a healthier market environment. Therefore, based on bottom up fundamental analysis, we increased the Fund's exposure in more cyclically oriented sectors, including Technology, Consumer Discretionary, and Energy. Conversely, we decreased its exposure in the more defensive sectors such as Health Care and Materials.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                             RUSSELL MID CAP GROWTH
                                                   MID-CAP EQUITY FUND                INDEX               S&P 400 MID CAP INDEX
                                                   -------------------       ----------------------       ---------------------
2/16/93                                                   10000                       10000                       10000
1993                                                      11444                       10990                       11252
1994                                                      11350                       10752                       10849
1995                                                      13743                       14405                       14203
1996                                                      16417                       16923                       16928
1997                                                      22075                       20737                       22387
1998                                                      21748                       24442                       26665
1999                                                      24812                       36979                       30590
2000                                                      22006                       32634                       35941
2001                                                      16222                       26058                       35726
2002                                                      11816                       18917                       30540

AVERAGE ANNUAL RETURNS

                                                                                 RUSSELL MID CAP      S&P 400
                                                             MID-CAP EQUITY          GROWTH           MID CAP
PERIODS ENDED DECEMBER 31, 2002                                   FUND                INDEX            INDEX
1 Year                                                           -27.2%              -27.4%           -14.5%
5 Years                                                          -11.7%               -1.8%             6.4%
Since Inception                                                    1.7%                7.1%            12.6%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the indices. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.
                                     GACC-51

              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Apparel & Textiles (0.98%)
  Jones Apparel Group, Inc. (b)         1,300    $   46,072
                                                 ----------
Automobiles (0.99%)
  PACCAR, Inc.                          1,000        46,130
                                                 ----------
Banks (3.39%)
  Investors Financial Services
     Corp.                              2,700        73,953
  National Commerce Financial
     Corp.                              1,900        45,315
  TCF Financial Corp.                     900        39,321
                                                 ----------
                                                    158,589
                                                 ----------
Biotechnology (3.02%)
  Biogen, Inc.                          1,200        48,072
  Genzyme Corp. (b)                     1,600        47,312
  InterMune, Inc. (b)                   1,800        45,918
                                                 ----------
                                                    141,302
                                                 ----------
Business Services (4.84%)
  ChoicePoint, Inc. (b)                 1,866        73,688
  Corporate Executive Board Co.
     (b)                                2,800        89,376
  Education Management Corp. (b)        1,100        41,360
  Manpower, Inc.                          700        22,330
                                                 ----------
                                                    226,754
                                                 ----------
Computers & Business Equipment (1.03%)
  Lexmark International, Inc. (b)         800        48,400
                                                 ----------
Drugs & Health Care (14.92%)
  Allergan, Inc.                        1,600        92,192
  Andrx Corp. (b)                       1,600        23,472
  Anthem, Inc.                          1,600       100,640
  Barr Laboratories, Inc. (b)             600        39,054
  Caremark Rx, Inc. (b)                 5,100        82,875
  Community Health Systems, Inc.
     (b)                                2,000        41,180
  CV Therapeutics, Inc. (b)             2,400        43,728
  King Pharmaceuticals, Inc. (b)        3,300        56,727
  MedImmune, Inc.                       1,400        38,038
  Shire Pharmaceuticals Group,
     Plc. (ADR) (b)                     1,600        30,224
  Teva Pharmaceutical Industries,
     Ltd. (ADR)                         1,400        54,054
  Triad Hospitals, Inc. (b)             1,800        53,694
  Wellpoint Health Networks, Inc.
     (b)                                  600        42,696
                                                 ----------
                                                    698,574
                                                 ----------
Food & Beverages (2.37%)
  Adolph Coors Co. (Class B)            1,100        67,375
  Pepsi Bottling Group, Inc.            1,700        43,690
                                                 ----------
                                                    111,065
                                                 ----------
Gas & Oil (7.07%)
  BJ Services Co.                       1,200        38,772
  Nabors Industries, Ltd.               1,300        45,851

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Gas & Oil (continued)
  Noble Corp. (b)                       1,600    $   56,240
  Ocean Energy, Inc. (b)                2,600        51,922
  Patterson-UTI Energy, Inc.            2,200        66,374
  XTO Energy, Inc.                      2,900        71,630
                                                 ----------
                                                    330,789
                                                 ----------
Health Care -- Products (3.77%)
  Boston Scientific Corp.               2,000        85,040
  Zimmer Holdings, Inc. (b)             2,200        91,344
                                                 ----------
                                                    176,384
                                                 ----------
Hotels & Restaurants (2.12%)
  Darden Restaurants, Inc.              2,300        47,035
  Mandalay Resort Group (b)             1,700        52,037
                                                 ----------
                                                     99,072
                                                 ----------
Household Appliances & Home Furnishings (1.11%)
  The Stanley Works                     1,500        51,870
                                                 ----------
Insurance (3.32%)
  ACE, Ltd.                               700        20,538
  PartnerRe, Ltd.                       1,000        51,820
  RenaissanceRe Holdings, Ltd.          2,100        83,160
                                                 ----------
                                                    155,518
                                                 ----------
Internet (6.01%)
  eBay, Inc. (b)                          700        47,474
  Expedia, Inc. (b)                     1,400        93,702
  Network Associates, Inc. (b)          3,500        56,315
  Overture Services, Inc. (b)           2,000        54,620
  Yahoo! Inc. (b)                       1,800        29,430
                                                 ----------
                                                    281,541
                                                 ----------
Investment Brokerage (1.02%)
  Lehman Brothers Holdings, Inc.          900        47,961
                                                 ----------
Investment Trusts (1.98%)
  Nasdaq 100 Trust                      3,800        92,606
                                                 ----------
Leisure (3.72%)
  Harrah Entertainment, Inc. (b)        1,200        47,520
  International Game Technology,
     Inc. (b)                             700        53,144
  USA Interactive (b)                   3,200        73,344
                                                 ----------
                                                    174,008
                                                 ----------
Media (2.31%)
  Cox Radio, Inc. (b)                   2,600        59,306
  Univision Communications, Inc.
     (b)                                2,000        49,000
                                                 ----------
                                                    108,306
                                                 ----------

                        (continued)

                                    GACC-52

              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                   MARKET
COMMON STOCKS                         SHARES       VALUE
-----------------------------------------------------------
Mining (1.18%)
  Newmont Mining Corp.                  1,900    $   55,157
                                                 ----------
Retail (12.01%)
  Bed Bath & Beyond, Inc. (b)           2,100        72,513
  Best Buy Co., Inc. (b)                1,400        33,810
  Brinker International, Inc. (b)       1,800        58,050
  CarMax, Inc.                          3,629        64,887
  CDW Computer Centers, Inc. (b)        1,800        78,930
  Chico's FAS, Inc. (b)                 2,300        43,493
  Family Dollar Stores, Inc.            1,900        59,299
  Staples, Inc. (b)                     3,100        56,730
  The Gap, Inc.                         6,100        94,672
                                                 ----------
                                                    562,384
                                                 ----------
Semiconductors (7.71%)
  Altera Corp. (b)                      5,400        66,582
  Broadcom Corp. (b)                    1,300        19,578
  Cypress Semiconductor Corp. (b)       7,700        44,044
  Lam Research Corp. (b)                3,600        38,880
  Microchip Technology, Inc. (b)        2,000        48,900
  National Semiconductor Corp.          4,100        61,541
  Novellus Systems, Inc.                1,500        42,120
  NVIDIA Corp. (b)                      3,400        39,134
                                                 ----------
                                                    360,779
                                                 ----------
Software (6.78%)
  Adobe Systems, Inc.                   1,400        34,722
  Affiliated Computer Services,
     Inc. (b)                           1,100        57,915
  BEA Systems, Inc. (b)                 4,800        55,056
  BMC Software, Inc. (b)                2,100        35,931
  Intuit, Inc. (b)                        900        42,228
  PeopleSoft, Inc. (b)                  2,600        47,580
  VERITAS Software Corp. (b)            2,800        43,736
                                                 ----------
                                                    317,168
                                                 ----------
Telecommunications (1.00%)
  CIENA Corp. (b)                       4,400        22,616
  Nextel Communications, Inc. (b)       2,100        24,255
                                                 ----------
                                                     46,871
                                                 ----------
Toys & Amusements (1.39%)
  Mattel, Inc.                          3,400        65,110
                                                 ----------

TOTAL COMMON STOCKS (94.04%)
(IDENTIFIED COST $4,605,798)                      4,402,410
                                                 ----------
-----------------------------------------------------------
                                       PAR         MARKET
SHORT TERM INVESTMENTS                AMOUNT       VALUE
-----------------------------------------------------------
Commercial Paper (2.14%)
  American Express Credit Corp.,
     1.27%, 01/13/03                 $100,000    $   99,958
                                                 ----------
Money Market Fund (3.75%)
  SSGA Funds, 1.05%                   175,614       175,614
                                                 ----------

TOTAL SHORT TERM INVESTMENTS (5.89%)
(IDENTIFIED COST $275,572)                          275,572
                                                 ----------

TOTAL INVESTMENTS (99.93%)
(IDENTIFIED COST $4,881,370) (A)                  4,677,982

  Other Net Assets (0.07%)                            3,154
                                                 ----------

TOTAL NET ASSETS (100.00%)                       $4,681,136
                                                 ==========

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $4,882,986 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation
      for all investments in which there is
      an excess of value over tax cost.         $ 292,367
    Aggregate gross unrealized depreciation
      for all investments in which there is
      an excess of tax cost over value.          (497,371)
                                                ---------
    Net unrealized depreciation                 $(205,004)
                                                =========

(b)  Non-income producing security.

Key to Abbreviations:

ADR- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                                     GACC-53

              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                        $ 4,677,982
  Cash                                                332
  Receivable for:
     Fund shares sold                               3,777
     Dividends and interest                         1,661
                                              -----------
       Total Assets                             4,683,752
                                              -----------
LIABILITIES:
  Accrued expenses payable to:
     Conning Asset Management Company               2,213
     General American Life Insurance
       Company                                        403
                                              -----------
       Total Liabilities                            2,616
                                              -----------
  Net Assets                                  $ 4,681,136
                                              ===========
COMPONENTS OF NET ASSETS:
  Capital paid in                             $ 9,190,837
  Accumulated net realized gains (losses)      (4,306,313)
  Unrealized appreciation (depreciation)
     on investments                              (203,388)
                                              -----------
  Net Assets                                  $ 4,681,136
                                              ===========
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING         396,161
  Net asset value per share (Total net
     assets divided by total shares of
     capital stock outstanding)               $     11.82
IDENTIFIED COST OF INVESTMENTS                $ 4,881,370

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                   $    11,913(a)
  Interest                                          4,004
                                              -----------
                                                   15,917
                                              -----------
EXPENSES:
  Investment management fee                        28,463
  Administrative fee                                5,175
                                              -----------
     Total expenses                                33,638
                                              -----------
       Net Investment Loss                        (17,721)
                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
     Investments--net                          (1,113,177)
  Unrealized appreciation (depreciation)
     on:
     Investments--net                            (600,465)
                                              -----------
  Net gain (loss)                              (1,713,642)
                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $(1,731,363)
                                              ===========
(a)  Net of foreign taxes of $36.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31,              DECEMBER 31,
                                                                ----------------            ------------
                                                                      2002                      2001
                                                                ----------------            ------------
From Operations:
  Net investment loss                                             $   (17,721)              $    (4,822)
  Net realized gain (loss)                                         (1,113,177)               (3,167,016)
  Unrealized appreciation (depreciation)                             (600,465)                1,081,172
                                                                  -----------               -----------
     Increase (decrease) in net assets from operations             (1,731,363)               (2,090,666)
                                                                  -----------               -----------
From Capital Share Transactions
  Proceeds from sale of shares                                      1,881,161                 2,097,314
  Cost of shares redeemed                                          (1,620,259)               (1,540,568)
                                                                  -----------               -----------
     Increase (decrease) in net assets from capital share
      transactions                                                    260,902                   556,746
                                                                  -----------               -----------
     Total increase (decrease) in net assets                       (1,470,461)               (1,533,920)
Net Assets
  Beginning of the year                                             6,151,597                 7,685,517
                                                                  -----------               -----------
  End of the year                                                 $ 4,681,136               $ 6,151,597
                                                                  ===========               ===========
Undistributed (Overdistributed) Net Investment Income (loss)
  End of the year                                                 $         0               $     2,081
                                                                  ===========               ===========
Number of Shares of the Fund:
  Issued from the sale of shares                                      140,719                   119,970
  Redeemed                                                           (123,739)                  (90,035)
                                                                  -----------               -----------
  Net Change                                                           16,980                    29,935
                                                                  ===========               ===========

                See accompanying notes to financial statements.
                                     GACC-54

              GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                                ------       ------       ------       ------       ------
Net Asset Value, Beginning of Year                              $16.22       $22.01       $24.81       $21.75       $22.07
                                                                ------       ------       ------       ------       ------
Income From Investment Operations:
Net investment income (loss)                                     (0.05)       (0.01)        0.10         0.02         0.03
Net realized and unrealized gain (loss) on investments           (4.35)       (5.78)       (2.90)        3.04        (0.35)
                                                                ------       ------       ------       ------       ------
Total from investment operations                                 (4.40)       (5.79)       (2.80)        3.06        (0.32)
                                                                ------       ------       ------       ------       ------
Net Asset Value, end of Year                                    $11.82       $16.22       $22.01       $24.81       $21.75
                                                                ======       ======       ======       ======       ======

Total Return (%)                                                 (27.2)       (26.3)       (11.3)        14.1         (1.5)

Net assets, end of Year (000)                                   $4,681       $6,152       $7,686       $9,898       $8,533
Ratio of operating expenses to average net assets (%)             0.65         0.65         0.66         0.64         0.65
Ratio of net investment income (loss) to average net assets
  (%)                                                            (0.34)       (0.08)        0.42         0.08         0.13
Portfolio turnover rate (%)                                        145          143          194           24           34

                See accompanying notes to financial statements.
                                     GACC-55

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

MANAGEMENT DISCUSSION

For the year ended December 31, 2002, the Fund returned -16.9% versus -20.5% for the Russell 2000 Index. The Fund returned 8.1% for the fourth quarter versus 4.9% for the Russell 2000 Value Index. For the second half of the year, the Fund returned -21.4% and the Russell 2000 Value Index returned -17.4.

The Producer Durables, Transportation, and Technology sectors rebounded from a difficult third quarter to become primary drivers of performance in the fourth quarter. Among Producer Durables names, selection within the production technology equipment industry was especially strong. Results in Technology were mixed as our overweight within the sector was beneficial, but weaker stock selection was a drag on overall portfolio performance. While our holdings added to absolute returns, the Fund underperformed the broad sector primarily due to several securities which were not held that posted strong returns.

Our firm's macro-economic forecast for 2003 is for the modest recovery in U.S. economic growth to continue in 2003, at a moderately below trend level. Efforts will continue to focus on buying good companies with compelling valuations and we are optimistic that an adherence to this strategy will continue to produce favorable long-term results.

As a result of our bottom-up process, many of the most attractive opportunities lie within cyclically oriented industries. The Fund, thus, remains overweighted in Transportation, Producer Durables, and Technology. In contrast, the Fund is underweighted in more defensive sectors, including; Utilities, Consumer Staples, and Health Care.

GROWTH OF $10,000 INVESTMENT
[LINE GRAPH]

                                                                   SMALL-CAP EQUITY FUND         RUSSELL 2000 SMALL STOCKS INDEX
                                                                   ---------------------         -------------------------------
5/1/97                                                                     10000                              10000
1997                                                                       13103                              12768
1998                                                                       11821                              12443
1999                                                                       11357                              15088
2000                                                                       12186                              14632
2001                                                                       14277                              14995
2002                                                                       11867                              11924

AVERAGE ANNUAL RETURNS

                                                                                             RUSSELL 2000
PERIODS ENDED DECEMBER 31, 2002                                SMALL-CAP EQUITY FUND            INDEX
1 Year                                                                -16.9%                    -20.5%
5 Years                                                                -2.0%                     -1.4%
Since Inception                                                         3.1%                      3.2%

The Fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the indices. The Fund's performance numbers do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

              Past performance is no assurance of future results.
                                     GACC-56

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Aerospace & Defense (2.66%)
  AAR Corp.                           31,900    $   164,285
  Esterline Technologies Corp.
     (b)                               9,500        167,865
  Teledyne Technologies, Inc. (b)     20,000        313,600
  Triumph Group, Inc. (b)              8,600        274,684
  United Defense Industries, Inc.      6,600        153,780
                                                -----------
                                                  1,074,214
                                                -----------
Airlines (2.70%)
  Alaska Air Group, Inc. (b)          12,300        266,295
  ExpressJet Holdings, Inc.           14,400        147,600
  Frontier Airlines, Inc. (b)         25,600        173,056
  Mesa Air Group, Inc. (b)            97,000        394,790
  Midwest Express Holdings, Inc.
     (b)                              20,300        108,605
                                                -----------
                                                  1,090,346
                                                -----------
Apparel & Textiles (0.28%)
  Kellwood Co.                         4,400        114,400
                                                -----------
Auto Parts (3.43%)
  American Axle & Manufacturing
     Holdings, Inc. (b)               28,100        658,102
  Borg Warner Automotive, Inc.
     (b)                               4,865        245,293
  Cooper Tire & Rubber Co. (b)        11,200        171,808
  Intier Automotive, Inc.              3,200         35,200
  Lear Corp. (b)                       8,300        276,224
                                                -----------
                                                  1,386,627
                                                -----------
Automobiles (2.32%)
  Navistar International Corp.
     (b)                              38,600        938,366
                                                -----------
Banks (0.45%)
  Staten Island Bancorp, Inc. (b)      9,000        181,260
                                                -----------
Biotechnology (0.22%)
  Cambrex Corp. (b)                    2,900         87,609
                                                -----------
Building & Construction (1.17%)
  Dycom Industries, Inc. (b)          10,300        136,475
  Granite Construction, Inc.          15,000        232,500
  York International Corp.             4,000        102,280
                                                -----------
                                                    471,255
                                                -----------
Business Services (4.26%)
  Bowne & Co., Inc. (b)                4,100         48,995
  Dollar Thrifty Automotive
     Group, Inc. (b)                   6,200        131,130
  Hall Kinion & Associates, Inc.
     (b)                              11,000         61,501
  Heidrick & Struggles
     International, Inc. (b)          23,200        340,344
  Integrated Electrical Services,
     Inc. (b)                         35,100        135,135
  John H. Harland Co.                  4,600        101,798
  NCO Group, Inc. (b)                 17,600        280,720
  Steelcase, Inc.                     23,600        258,656
  Steiner Leisure, Ltd.               13,000        181,220

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Business Services (continued)
  Stewart Enterprises, Inc. (b)       19,900    $   110,863
  Wallace Computer Series, Inc.        3,400         73,134
                                                -----------
                                                  1,723,496
                                                -----------
Chemicals (5.68%)
  Agrium, Inc. (ADR)                  89,410      1,011,227
  IMC Global, Inc.                    21,500        229,405
  Methanex Corp.                      54,450        456,291
  Minerals Technologies, Inc.          9,400        405,610
  Omnova Solutions, Inc.              29,100        117,273
  PolyOne Corp.                       14,300         56,056
  Spartech Corp.                       1,000         20,630
                                                -----------
                                                  2,296,492
                                                -----------
Coal (1.27%)
  Peabody Energy Corp.                17,500        511,525
                                                -----------
Communication Services (0.43%)
  Entravision Common Corp.             8,500         84,830
  Gray Television, Inc.                9,100         88,725
                                                -----------
                                                    173,555
                                                -----------
Computers & Business Equipment (3.71%)
  Carreker Corp. (b)                  26,300        119,139
  Ciber, Inc. (b)                     16,400         84,460
  Electronics for Imaging, Inc.
     (b)                              23,400        380,507
  Hutchinson Technology, Inc. (b)     13,600        281,520
  Micros Systems, Inc. (b)            18,800        421,496
  Numerical Technologies, Inc.
     (b)                              40,300        139,438
  SanDisk Corp. (b)                    3,300         66,990
  Simpletech, Inc. (b)                 2,000          6,040
                                                -----------
                                                  1,499,590
                                                -----------
Conglomerates (2.15%)
  Pentair, Inc.                        5,200        179,660
  Roper Industries, Inc.               3,900        142,740
  Tredegar Industries, Inc.            7,900        118,500
  Trinity Industries, Inc.            22,600        428,496
                                                -----------
                                                    869,396
                                                -----------
Construction Materials (2.55%)
  ElkCorp                             34,700        600,310
  Martin Marietta Materials, Inc.     14,100        432,306
                                                -----------
                                                  1,032,616
                                                -----------
Containers & Glass (1.35%)
  Graphic Packaging International
     Corp.                            25,100        141,564
  Packaging Corp of America (b)       22,200        404,928
                                                -----------
                                                    546,492
                                                -----------

                        (continued)

                                     GACC-57

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Drugs & Health Care (0.99%)
  Aradigm Corp. (b)                   23,800    $    38,556
  Community Health Systems, Inc.
     (b)                               4,800         98,832
  Province Healthcare Co.             14,300        139,139
  Sangstat Medical Corp. (b)          10,970        123,961
                                                -----------
                                                    400,488
                                                -----------
Electrical Equipment (1.57%)
  GrafTech International, Ltd.         7,900         47,084
  Littelfuse, Inc. (b)                 5,100         85,986
  MKS Instruments, Inc. (b)           27,100        445,253
  Opticnet, Inc.                       5,350            428
  Regal Beloit Corp.                   2,800         57,960
                                                -----------
                                                    636,711
                                                -----------
Electronics (7.36%)
  AVX Corp.                           10,500        102,900
  BEI Technologies, Inc.              35,600        398,364
  Benchmark Electronics, Inc. (b)     12,600        361,116
  Coherent, Inc. (b)                  17,200        343,140
  Excel Technology, Inc. (b)           6,800        121,652
  Kemet Corp. (b)                     46,000        402,040
  Lecroy Corp. (b)                    13,100        145,410
  Technitrol, Inc. (b)                44,000        710,160
  Thomas & Betts Corp. (b)            11,800        199,420
  Trimble Navigation, Ltd. (b)        15,500        193,595
                                                -----------
                                                  2,977,797
                                                -----------
Environmental Control (0.69%)
  Tetra Tech, Inc. (b)                23,000        280,600
                                                -----------
Food & Beverages (2.48%)
  Bunge, Ltd.                         10,900        262,254
  Corn Products International,
     Inc.                              8,300        250,079
  Del Monte Foods Co. (b)             24,600        189,420
  Interstate Bakeries Corp.            6,900        105,225
  Wild Oats Markets, Inc. (b)         19,100        197,112
                                                -----------
                                                  1,004,090
                                                -----------
Forest Products & Paper (0.82%)
  Caraustar Industries, Inc.           9,500         90,060
  Louisiana-Pacific Corp. (b)         16,800        135,408
  Rayonier, Inc.                       2,300        104,075
                                                -----------
                                                    329,543
                                                -----------
Gas & Oil (5.61%)
  Cabot Oil & Gas Corp. (b)           20,200        500,556
  Core Laboratories NV (ADR)          14,800        167,980
  Global Industries, Inc. (b)         32,800        136,776
  Hanover Compressor Co. (b)          26,700        245,106
  Newpark Resources, Inc. (b)         34,000        147,900
  Ocean Energy, Inc. (b)              21,065        420,668

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Gas & Oil (continued)
  Stone Energy Corp. (b)               4,700    $   156,792
  Vintage Petroleum, Inc.             14,300        150,865
  W-H Energy Services, Inc.           23,300        339,947
                                                -----------
                                                  2,266,590
                                                -----------
Gas & Pipeline Utilities (0.52%)
  NUI Corp.                           12,100        208,846
                                                -----------
Health Care -- Products (0.24%)
  Arthrocare Corp. (b)                 9,700         95,545
                                                -----------
Household Products (0.22%)
  Tupperware Corp.                     6,000         90,480
                                                -----------
Industrial Machinery (8.99%)
  AGCO Corp. (b)                       5,300        117,130
  Brooks-PRI Automation, Inc.         41,400        474,444
  Cognex Corp.                        20,800        383,344
  Cummins Engine, Inc.                 6,300        177,219
  Denison International, Plc.
     (ADR)                             2,900         46,400
  Flowserve Corp. (b)                 12,800        189,312
  JLG Industries, Inc.                48,700        366,711
  Joy Global, Inc.                    16,900        190,294
  Kadant, Inc.                        22,700        340,500
  Penn Engineering Manufacturing
     Corp.                            19,500        218,400
  Stewart & Stevenson Services,
     Inc.                             15,200        214,928
  Titan International, Inc.           56,500         75,710
  Wabtec Corp.                        60,000        842,400
                                                -----------
                                                  3,636,792
                                                -----------
Insurance (1.31%)
  Fidelity National Financial,
     Inc.                              3,860        126,724
  Hub International, Ltd.             11,300        144,979
  Odyssey Re Holdings Corp.            8,100        143,370
  Platinum Underwriters Holdings,
     Ltd.                              2,600         68,510
  RLI Corp.                            1,600         44,640
                                                -----------
                                                    528,223
                                                -----------
Internet (0.23%)
  Earthlink, Inc. (b)                 16,700         91,015
                                                -----------
Investment Companies (0.35%)
  American Capital Strategies,
     Ltd.                              6,600        142,494
                                                -----------
Iron & Steel (1.71%)
  Alaska Steel Holding Corp. (b)      16,500        132,000
  Allegheny Technologies, Inc.        30,400        189,392
  Cleveland Cliffs, Inc.               4,100         81,385
  United States Steel Corp.           22,100        289,952
                                                -----------
                                                    692,729
                                                -----------

                        (continued)

                                     GACC-58

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Leisure (4.77%)
  Argosy Gaming Corp. (b)             32,700    $   619,011
  Bally Total Fitness Holding
     Corp. (b)                        14,700        104,223
  Callaway Golf Co.                    8,300        109,975
  Harrah Entertainment, Inc. (b)       4,800        190,080
  International Game Technology,
     Inc. (b)                          3,000        227,760
  Six Flags, Inc. (b)                 33,300        190,143
  Steinway Musical Instructions,
     Inc. (b)                         30,000        488,100
                                                -----------
                                                  1,929,292
                                                -----------
Media (3.97%)
  Hollinger International, Inc.       50,000        508,000
  Journal Register Co. (b)            16,900        300,482
  Reader's Digest Association,
     Inc.                             52,700        795,770
                                                -----------
                                                  1,604,252
                                                -----------
Metals (3.02%)
  Ladish, Inc. (b)                    39,100        315,146
  Maverick Tube Corp. (b)             20,100        261,903
  NS Group, Inc. (b)                  21,300        138,876
  Penn Engineering &
     Manufacturing Corp.              18,500        197,025
  Precision Castparts Corp.            5,100        123,675
  Valmont Industries, Inc.             9,600        186,240
                                                -----------
                                                  1,222,865
                                                -----------
Mining (3.27%)
  Phelps Dodge Corp.                  28,700        908,355
  RTI International Metals, Inc.
     (b)                               9,000         90,900
  Stillwater Mining Co. (b)           45,100        241,285
  Titanium Metals Corp. (b)           43,800         83,658
                                                -----------
                                                  1,324,198
                                                -----------
Railroads & Equipment (0.27%)
  RailAmerica, Inc. (b)               15,500        111,135
                                                -----------
Real Estate Investment Trust (0.51%)
  Heritage Property Investment
     Trust, Inc.                       8,300        207,251
                                                -----------
Retail (1.05%)
  Brookstone, Inc.                       900         13,014
  Dillard's, Inc. (Class A)            6,100         96,746
  Duane Reade, Inc. (b)                5,900        100,300
  Long's Drug Stores Corp.             7,000        145,180
  Whitehall Jewellers, Inc. (b)        7,400         70,300
                                                -----------
                                                    425,540
                                                -----------

-----------------------------------------------------------
                                                  MARKET
COMMON STOCKS                        SHARES        VALUE
-----------------------------------------------------------
Semiconductors (6.76%)
  Actel Corp. (b)                     13,900    $   225,458
  ATMI, Inc. (b)                      26,800        496,336
  ChipPAC, Inc. (b)                   38,300        135,965
  Credence Systems Corp. (b)           8,600         80,238
  Cypress Semiconductor Corp. (b)     22,400        128,128
  Entegris, Inc. (b)                  15,200        156,560
  Helix Technology Corp.               2,000         22,400
  TriQuint Semiconductor, Inc.
     (b)                              28,100        119,144
  Varian Semiconductor Equipment,
     Inc. (b)                         39,800        945,688
  Veeco Instruments, Inc. (b)         36,600        423,096
                                                -----------
                                                  2,733,013
                                                -----------
Shipbuilding (0.81%)
  OMI Corp.                           79,700        327,567
                                                -----------
Software (0.05%)
  August Technology Corp.              3,800         19,228
                                                -----------
Telecommunications (3.45%)
  Anaren Microwave, Inc. (b)          18,800        165,440
  Anixter International, Inc. (b)      4,700        109,275
  Commscope, Inc. (b)                 15,900        125,610
  Inet Technologies, Inc.             24,800        151,280
  McData Corp.                        34,400        244,240
  Plantronics, Inc. (b)               24,200        366,146
  PTEK Holdings, Inc.                 53,100        233,640
                                                -----------
                                                  1,395,631
                                                -----------
Transportation (2.74%)
  EGL, Inc. (b)                       57,700        822,225
  Teekay Shipping Corp.                7,000        284,900
                                                -----------
                                                  1,107,125
                                                -----------
Trucking & Freight Forwarding (0.99%)
  GATX Corp.                          17,600        401,632
                                                -----------

TOTAL COMMON STOCKS (99.38%)
(IDENTIFIED COST $46,084,141)                    40,187,911
                                                -----------


                        (continued)

                                     GACC-59

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002

-----------------------------------------------------------
                                                  MARKET
SHORT TERM INVESTMENTS               SHARES        VALUE
-----------------------------------------------------------
Money Market Fund (1.24%)
  SSGA Funds, 1.05%                  503,680    $   503,680
                                                -----------

TOTAL SHORT TERM INVESTMENTS (1.24%)
(IDENTIFIED COST $503,680)                          503,680
                                                -----------

TOTAL INVESTMENTS (100.62%)
(IDENTIFIED COST $46,587,821) (A)                40,691,591

  Other Net Assets (-0.62%)                        (252,414)
                                                -----------

TOTAL NET ASSETS (100.00%)                      $40,439,177
                                                ===========

(a)  Federal Tax Information:

     At December 31, 2002 the net unrealized depreciation on investments based on cost of $46,588,484 for federal income tax purposes was as follows:

    Aggregate gross unrealized
      appreciation for all investments in
      which there is an excess of value
      over tax cost                           $ 2,573,997
    Aggregate gross unrealized
      depreciation for all investments in
      which there is an excess of tax cost
      over value                               (8,470,890)
                                              -----------
    Net unrealized depreciation               $(5,896,893)
                                              ===========

(b)  Non-income producing security.

Key to Abbreviations:

ADR - An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.
                                     GACC-60

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

STATEMENT OF ASSETS & LIABILITIES

December 31, 2002
ASSETS:
  Investments at value                        $40,691,591
  Cash                                              7,516
  Receivable for:
     Securities sold                               12,573
     Dividends and interest                        22,526
                                              -----------
       Total Assets                            40,734,206
                                              -----------
LIABILITIES:
  Payable for:
     Securities purchased                         250,320
     Fund shares redeemed                          15,207
     Foreign taxes                                    813
  Accrued expenses payable to:
     Conning Asset Management Company              26,896
     General American Life Insurance
       Company                                      1,793
                                              -----------
       Total Liabilities                          295,029
                                              -----------
  Net Assets                                  $40,439,177
                                              ===========
COMPONENTS OF NET ASSETS:
  Capital paid in                             $40,798,485
  Undistributed net investment income               5,379
  Accumulated net realized gains (losses)       5,531,550
  Unrealized appreciation (depreciation)
     on investments and foreign currency       (5,896,237)
                                              -----------
  Net Assets                                  $40,439,177
                                              ===========
TOTAL SHARES OF CAPITAL STOCK OUTSTANDING         986,145
Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                  $     41.01
IDENTIFIED COST OF INVESTMENTS                $46,587,821

STATEMENT OF OPERATIONS

Year Ended December 31, 2002
INVESTMENT INCOME:
  Dividends                                  $    252,327(a)
  Interest                                         19,708
                                             ------------
                                                  272,035
                                             ------------
EXPENSES:
  Investment management fee                       387,758
  Administrative fee                               25,850
                                             ------------
     Total expenses                               413,608
                                             ------------
       Net Investment Loss                       (141,573)
                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
     Investments--net                           8,375,759
  Unrealized appreciation (depreciation)
     on:
     Investments--net                         (16,724,786)
     Foreign currency transactions--net                (7)
                                             ------------
                                              (16,724,793)
                                             ------------
Net gain (loss)                                (8,349,034)
                                             ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                            $ (8,490,607)
                                             ============

(a)  Net of foreign taxes of $4,040.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED              YEAR ENDED
                                                                DECEMBER 31,            DECEMBER 31,
                                                                ------------            ------------
                                                                    2002                    2001
                                                                ------------            ------------
From Operations:
  Net investment loss                                           $   (141,573)           $   (100,722)
  Net realized gain (loss)                                         8,375,759               2,936,963
  Unrealized appreciation (depreciation)                         (16,724,793)              6,279,370
                                                                ------------            ------------
     Increase (decrease) in net assets from operations            (8,490,607)              9,115,611
                                                                ------------            ------------
From Distributions to Shareholders
  Net realized gain                                               (2,805,892)                      0
                                                                ------------            ------------
     Total distributions                                          (2,805,892)                      0
                                                                ------------            ------------
From Capital Share Transactions
  Proceeds from sale of shares                                    16,416,617              14,190,301
  Reinvestment of distributions                                    2,805,892                       0
  Cost of shares redeemed                                        (31,892,618)            (34,911,937)
                                                                ------------            ------------
     Increase (decrease) in net assets from capital share
      transactions                                               (12,670,109)            (20,721,636)
                                                                ------------            ------------
     Total increase (decrease) in net assets                     (23,966,608)            (11,606,025)
Net Assets
  Beginning of the year                                           64,405,785              76,011,810
                                                                ------------            ------------
  End of the year                                               $ 40,439,177            $ 64,405,785
                                                                ============            ============
Undistributed (Overdistributed) Net Investment Income
  End of the year                                               $      5,379            $     48,501
                                                                ============            ============
Number of Shares of the Fund:
  Issued from the sale of shares                                     319,177                 292,409
  Issued in reinvestment of distributions                             66,140                       0
  Redeemed                                                          (623,641)               (760,955)
                                                                ------------            ------------
  Net Change                                                        (238,324)               (468,546)
                                                                ============            ============

                See accompanying notes to financial statements.
                                     GACC-61

             GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                              2002          2001          2000          1999          1998
                                                             -------       -------       -------       -------       -------
Net Asset Value, Beginning of Year                           $ 52.60       $ 44.90       $ 41.84       $ 43.55       $ 48.27
                                                             -------       -------       -------       -------       -------
Income From Investment Operations:
Net investment income (loss)                                   (0.13)        (0.07)         0.57          0.38          0.35
Net realized and unrealized gain (loss) on investments         (8.65)         7.77          2.49         (2.09)        (5.07)
                                                             -------       -------       -------       -------       -------
Total from investment operations                               (8.78)         7.70          3.06         (1.71)        (4.72)
                                                             -------       -------       -------       -------       -------

Less Distributions
  Distributions from net realized capital gains                (2.81)         0.00          0.00          0.00          0.00
                                                             -------       -------       -------       -------       -------
  Total distributions                                          (2.81)         0.00          0.00          0.00          0.00
                                                             -------       -------       -------       -------       -------
Net Asset Value, End of Year                                 $ 41.01       $ 52.60       $ 44.90       $ 41.84       $ 43.55
                                                             =======       =======       =======       =======       =======

Total Return (%)                                               (16.9)         17.1           7.3          (3.9)         (9.8)

Net assets, end of year (000)                                $40,439       $64,406       $76,012       $73,484       $72,994
Ratio of operating expenses to average net assets (%)           0.80          0.80          0.44          0.30          0.30
Ratio of net investment income (loss) to average net
  assets (%)                                                   (0.27)        (0.15)         1.35          0.89          0.76
Portfolio turnover rate (%)                                       57            35           187            23            19

                See accompanying notes to financial statements.
                                     GACC-62

                        GENERAL AMERICAN CAPITAL COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

NOTE 1--ORGANIZATION
General American Capital Company (the Company), commenced operations on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Company offers eight separate investment funds (the Funds) which operate as distinct investment vehicles. These are the S&P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, Asset Allocation Fund, International Index Fund, Mid-Cap Equity Fund and Small-Cap Equity Fund. The International Index and Mid-Cap Equity Funds began operations on February 16, 1993. The Small-Cap Equity Fund began operations on May 1, 1997. As of December 31, 2002, the Company sells its shares to separate accounts established by General American Life Insurance Company (General American), RGA Reinsurance Company (RGA) a wholly owned subsidiary of Reinsurance Group of America, Incorporated, which is a subsidiary of General American, Security Equity Life Insurance Company (Security Equity), MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and First MetLife Investors Insurance Company (collectively MetLife Investors), all of which are wholly owned subsidiaries of Metropolitan Life Insurance Company (MetLife).

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENTS:
   Common stocks of domestic companies traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued based on the closing sale price on the principal trading markets, and for securities not so traded, at the last bid price of over-the-counter market quotations as of the close of business. Common stocks of foreign companies are valued based on the closing sale price on the primary exchange for which the security is listed. The market values for bonds and short term securities with maturities of 60 days or more at date of valuation are determined daily by an independent pricing service based on current market conditions. Short term securities with maturities of less than 60 days at date of valuation are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS:
   Short-term investments include repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the underlying U.S. Government securities at a mutually agreed upon time and price.

C. FOREIGN CURRENCY TRANSLATIONS:

   Securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated into U.S. dollars based upon the prevailing exchange rate on the respective dates of the transactions.

   In accordance with Statement of Position (SOP) 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies," reported net realized gains or losses from foreign currency transactions arise from sales of portfolio securities and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent actually received or paid. Reported net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities at December 31, 2002 resulting from changes in the exchange rate.

D. DERIVATIVE FINANCIAL INSTRUMENTS:
   A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Company's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. The Company's utilization of derivative financial instruments is substantially limited to the use of forward exchange contracts to hedge foreign currency transactions, interest rate futures contracts to manage interest rate risk and S&P 500 Index futures contracts to manage performance.

   Forward Foreign Currency Contracts:
   The International Index Fund enters into forward exchange contracts to hedge foreign currency transactions and not to engage in currency speculation. The Fund's forward exchange contracts do not subject the company to risk from exchange rate movements because gains and losses on such contracts offset losses and gains, respectively, on the assets and liabilities being hedged. The forward exchange contracts generally require the Company to exchange U.S. dollars for foreign currencies at maturity, at rates agreed to at inception of the contracts. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using

                                     GACC-63
   foreign currency exchange rates from an independent pricing service. If the counterparties to the exchange contracts (primarily AA rated international banks) do not fulfill their obligations to deliver the contracted currencies, the Company could be at risk for any currency related fluctuations.

   Futures Contracts:
   A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds and the S&P 500 Index and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Company maintains, in a segregated account with a custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the custodian based upon changes in the value of the contract (the variation margin). U.S. Treasury Bond futures contracts are entered into in the Asset Allocation Fund to hedge market price risks of fixed-rate bonds. S&P 500 Index futures contracts are entered into in the S&P 500 Index Fund to manage and more closely track the performance of the S&P 500 Index.

   At December 31, 2002 the Company had no open U.S. Treasury Bond nor S&P 500 Index futures contracts.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
   Investment transactions are recorded on a trade date basis (date the order to buy or sell is executed). Dividends are recognized as income on the ex-dividend date while interest income and amortization of premium and discount are recorded on an accrual basis.

   The "specific identification" method is used to determine the cost of securities sold.

F. FEDERAL INCOME TAXES:
   No provision for Federal income taxes is necessary because each Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized gains to its shareholders. At December 31, 2002, the Bond Index Fund had an accumulated capital loss carryforward for tax purposes of $1,849,616. Of this amount, $182,350, $230,746, $621,759 and $612,878 will expire on December 31, 2003, 2007, 2008 and 2010, respectively.

   The following Funds have capital loss carryforwards for tax purposes which will expire on December 31, 2009 and 2010, respectively: Money Market Fund $468 and $1,430; Asset Allocation Fund $1,769,115 and $9,367,399;
   International Index Fund $60,354 and $146,506; and Mid-Cap Equity Fund $3,116,058 and $1,188,639.

   Managed Equity Fund has a capital loss carryforward of $3,797,777 which expires on December 31, 2010.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of each Fund, which will then be reinvested in additional full and fractional shares of the Fund. All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed at least annually to the shareholders of the Fund(s) to which such gains are attributable. Dividends and distributions are recorded on the ex-dividend date.

   Prior to January 1, 2002, the Funds followed the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains were treated as being distributed daily to their shareholders and were immediately reinvested in that Fund.

H. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--MANAGEMENT AND ADMINISTRATIVE FEES
The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (the Investment Advisor) with respect to all of its Funds. For its services to the Funds, the Investment Advisor charges a fee, which is accrued daily by each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the net assets, were:

                        MANAGEMENT
                       FEES EARNED
                        BY ADVISER     CURRENT
                         FOR THE        ANNUAL
                        YEAR ENDED    PERCENTAGE        BASED ON FUNDS
                       DECEMBER 31,   RATES PAID        AVERAGE DAILY
FUNDS                      2002       TO ADVISER    NET ASSET VALUE LEVELS
-----                  ------------   ----------   ------------------------
S&P 500 Index Fund       $423,420       0.100%     Of the first $500
                                                     million
                                        0.080%     Of the next $250 million
                                        0.050%     Of amounts in excess of
                                                     $750 million
Money Market Fund         458,910       0.125%     Of all assets
Bond Index Fund           330,210       0.250%     Of all assets
Managed Equity Fund       166,266       0.500%     Of the first $250
                                                     million
                                        0.450%     Of the next $500 million
                                        0.350%     Of amounts in excess of
                                                     $750 million
Asset Allocation Fund     413,279       0.550%     Of the first $500
                                                     million
                                        0.450%     Of the next $500 million
                                        0.400%     Of amounts in excess of
                                                     $1 billion
International Index
  Fund                     39,932       0.500%     Of the first $10 million
                                        0.400%     Of the next $10 million
                                        0.300%     Of amounts in excess of
                                                     $20 million
Mid-Cap Equity Fund        28,463       0.550%     Of the first $250
                                                     million
                                        0.500%     Of the next $500 million
                                        0.450%     Of amounts in excess of
                                                     $750 million
Small-Cap Equity Fund     387,758       0.750%     Of the first $250
                                                     million
                                        0.650%     Of the next $500 million
                                        0.600%     Of amounts in excess of
                                                     $750 million

                                     GACC-64

On September 19, 2000 the shareholders of the Managed Equity Fund, Asset Allocation Fund, and Mid-Cap Equity Fund approved changes in advisory fees which became effective on January 6, 2002 and are reflected above. The advisory fees in effect prior to January 6, 2002 are summarized below:

                           ANNUAL
                         PERCENTAGE
                         RATES PAID
                         TO ADVISER                 BASED ON FUNDS
                          PRIOR TO                  AVERAGE DAILY
FUNDS                  JANUARY 6, 2002          NET ASSET VALUE LEVELS
-----                  ---------------          ----------------------
Managed Equity Fund        0.400%        Of the first $10 million
                           0.300%        Of the next $20 million
                           0.250%        Of amounts in excess of $30 million
Asset Allocation Fund      0.500%        Of all assets
Mid-Cap Equity Fund        0.550%        Of the first $10 million
                           0.450%        Of the next $10 million
                           0.400%        Of amounts in excess of $20 million

All operational expenses of the Company are paid by General American, which charges administrative fees to each Fund in return. Certain officers and directors of the Company are also officers and directors of General American, RGA, and Security Equity.

The administrative expenses are charged at an annual rate based on the average daily value of the net assets in each Fund, as follows:

                          ANNUAL                               ANNUAL
                        PERCENTAGE                           PERCENTAGE
FUNDS                     RATES      FUNDS                     RATES
-----                   ----------   -----                   ----------
S&P 500 Index Fund        0.05%      Asset Allocation Fund     0.10%
Money Market Fund         0.08%      International Index
                                       Fund                    0.30%
Bond Index Fund           0.05%      Mid-Cap Equity Fund       0.10%
Managed Equity Fund       0.10%      Small-Cap Equity Fund     0.05%

NOTE 4--SUB-ADVISORY FEES
Effective September 20, 2000 the Investment Advisor engaged State Street Research & Management Company to provide day-to-day portfolio management services to the Managed Equity Fund, the Asset Allocation Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. As compensation for its services to the Company, the Adviser shall pay the Sub-Adviser the monthly compensation based on an annual percentage of the average daily value of the net assets of the Sub-Advised Funds as shown below:

                        MANAGEMENT
                       FEES EARNED
                         BY SUB-
                         ADVISER         CURRENT
                         FOR THE          ANNUAL
                        YEAR ENDED      PERCENTAGE          BASED ON FUNDS
                       DECEMBER 31,     RATES PAID          AVERAGE DAILY
FUNDS                      2002       TO SUB-ADVISER    NET ASSET VALUE LEVELS
-----                  ------------   --------------   ------------------------
Managed Equity Fund      $133,350         0.400%       Of the first $250
                                                         million
                                          0.350%       Of the next $500 million
                                          0.300%       Of amounts in excess of
                                                         $750 million
Asset Allocation Fund     376,320         0.500%       Of the first $500
                                                         million
                                          0.400%       Of the next $500 million
                                          0.350%       Of amounts in excess of
                                                         $1 billion
Mid-Cap Equity Fund        23,288         0.450%       Of the first $250
                                                         million
                                          0.400%       Of the next $500 million
                                          0.350%       Of amounts in excess of
                                                         $750 million
Small-Cap Equity Fund     336,057         0.650%       Of the first $250
                                                         million
                                          0.600%       Of the next $500 million
                                          0.550%       Of amounts in excess of
                                                         $750 million

On September 19, 2000 the shareholders of the Managed Equity Fund and Mid-Cap Equity Fund approved changes in sub-advisory fees which became effective on January 6, 2002 and are reflected above. The sub-advisory fees in effect prior to January 6, 2002 are summarized below:

                           ANNUAL
                         PERCENTAGE
                         RATES PAID
                       TO SUB-ADVISER               BASED ON FUNDS
                          PRIOR TO                  AVERAGE DAILY
FUNDS                  JANUARY 6, 2002          NET ASSET VALUE LEVELS
-----                  ---------------          ----------------------
Managed Equity Fund        0.400%        Of the first $10 million
                           0.300%        Of the next $20 million
                           0.250%        Of amounts in excess of $30 million
Mid-Cap Equity Fund        0.450%        Of the first $20 million
                           0.400%        Of the next $730 million
                           0.350%        Of amounts in excess of $750 million

NOTE 5--INVESTMENTS
For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) for each of the Funds were as follows:

                               PURCHASES                       SALES
                       --------------------------   ---------------------------
                           U.S.                         U.S.
FUNDS                   GOVERNMENT       OTHER       GOVERNMENT       OTHER
-----                  ------------   -----------   ------------   ------------
S&P 500 Index Fund     $         0    $41,368,110   $         0    $100,216,169
Bond Index Fund         37,382,222     65,293,052    45,387,066      23,480,490
Managed Equity Fund              0     19,076,281             0      21,488,309
Asset Allocation Fund   25,493,659     56,591,051    33,008,921      67,405,412
International Index
  Fund                           0        431,107             0          74,099
Mid-Cap Equity Fund              0      7,275,916             0       7,270,043
Small-Cap Equity Fund            0     28,735,089             0      41,955,312

NOTE 6--CAPITAL STOCK
As of December 31, 2002, in the aggregate, there were five hundred million (500,000,000) shares of $0.01 par value capital stock authorized.

NOTE 7--SUBSEQUENT EVENT
The Board of Directors of the General American Capital Company (the "Capital Company") is expected to approve, subject to shareholder approval, a proposal to reorganize each series ("Series") of the Capital Company into corresponding series of the Metropolitan Series Fund, Inc. or, in the case of the Money Market Fund, corresponding series of New England Zenith Fund. On or about April 25, 2003 the shareholders of the Fund's Series are expected to vote on the proposed reorganization. If approved by shareholders, the reorganizations will close on or about April 28, 2003.

                                     GACC-65

INDEPENDENT AUDITORS' REPORT

The Policyholders and Board of Directors
General American Capital Company:

We have audited the statements of assets and liabilities, including the schedules of investments, of General American Capital Company (the Company) comprising the S&P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity and Small-Cap Equity Funds, as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising General American Capital Company as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12 , 2003

                                     GACC-66

                        GENERAL AMERICAN CAPITAL COMPANY

                               December 31, 2002

MANAGEMENT OF THE COMPANY

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:

                                                         POSITION
                                                        HELD WITH      POSITION
NAME AND ADDRESS                                 AGE    REGISTRANT    HELD SINCE    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------                                 ---    ----------    ----------    ------------------------------------------------
Theodore M. Armstrong                            63     Director         1990       Senior Vice President-Finance & Administration &
424 South Woods Mill Road                                                           CFO, Angelica Corp., St. Louis, MO (Uniform
Chesterfield, MO 63017-3406                                                         manufacture & sale, & laundry).

Alan C. Henderson                                57     Director         1989       President & CEO, RehabCare Group, Inc., St.
7733 Forsyth Blvd., Suite 1700                                                      Louis, MO (Disability rehabilitation business).
St. Louis, MO 63105

William S. Slater                                56     President        2002       Vice President, Metropolitan Life Insurance
700 Market Street                                       & Director                  Company, Retirement and Savings, August 2001 to
St. Louis, MO 63101                                                                 present, St. Louis, MO; prior to August 2001,
                                                                                    President, General American Retirement Plan
                                                                                    Group and Senior Vice President, General
                                                                                    American Life Insurance Company, St. Louis, MO.

Harry E. Rich                                    63     Director         1993       Retired as Executive Vice President & CFO, Brown
101 Fair Oaks                                                                       Group, Inc., St. Louis, MO, December 1999.
St. Louis, MO 63124

Timothy J. Klopfenstein*                         47     Treasurer        2001       Vice President & CFO, General American Life
13045 Tesson Ferry Road                                                             Insurance Company, St. Louis, MO.
St. Louis, MO 63128

Christopher A. Martin*                           40     Secretary        1998       Senior Counsel, Metropolitan Life Insurance
501 Boylston Street                                                                 Company, 2001 to present, Boston, MA, Counsel,
Boston, MA 02116                                                                    General American Life Insurance Company, 1996 to
                                                                                    2001, St. Louis, MO.

* Denotes those who are "interested persons" (as defined by the Investment Company Act of 1940).

INVESTMENT ADVISORS
   Conning Asset Management Company
   State Street Research Management

CUSTODIAN
   State Street Bank and Trust Company

INDEPENDENT AUDITOR
   Deloitte & Touche LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus. The prospectus is incomplete without reference to the financial data contained in this annual report.

                                     GACC-67